UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08035
                                                     ---------

                              AFBA 5STAR FUND, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                            909 N. Washington Street
                              ALEXANDRIA, VA 22314
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Michael E. Houchins
                            909 N. Washington Street
                              ALEXANDRIA, VA 22314
               --------------------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 703-706-5942
                                                            ------------

                        Date of fiscal year end: MARCH 31
                                                 --------

                    Date of reporting period: MARCH 31, 2007
                                              --------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

--------------------------------------------------------------------------------
                       AFBA 5STAR FUND, INC. ANNUAL REPORT
--------------------------------------------------------------------------------

MARCH 31, 2007

                                   [LOGO] AFBA
                                          5STAR FUNDS

This report has been prepared for the general information of AFBA 5Star Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus. Class I shares are offered primarily for institutional investors as well as to members, persons eligible to be members and employees of AFBA, and its affiliated entities. Shares of AFBA 5Star Fund, Inc. are distributed by PFPC Distributors, Inc., King of Prussia, Pennsylvania.

---------------------------------------------

MESSAGE
TO OUR SHAREHOLDERS

---------------------------------------------

********************************************************************************

Dear Fellow Shareholder:

Thank you for your investment in the AFBA 5Star Funds. I am pleased to present the Annual Report for the Funds as of March 31, 2007.

The AFBA 5Star Family of Funds has performed well over the last 12 months due to a combination of continued new investment into the funds, effective asset management and favorable capital markets. New shareholder activity reached an all-time high as did additional investment by current shareholders. Additionally, several significant distribution outlets initiated the availability of the AFBA 5Star Funds to clients in 2006.

AFBA Investment Management Company, the investment advisor for the AFBA 5Star Funds, is committed to providing a competitive set of mutual funds for our clients through the utilization of internal management and the Funds' sub-advisor. As the investment advisor, the management team at AFBA formulates the overall investment strategy for each of the Funds. AFBA utilizes a disciplined process based on a set of proprietary criteria to monitor the performance of the sub-advisor on an on-going basis.

Through our investment professionals, AFBA Investment Management Company adheres to a well defined investment process intended to provide attractive risk adjusted performance. Through understanding the differing investment objectives associated with each of the funds, our goal is to provide attractive market opportunity while managing downside risks associated with investing.

Since its creation in 1947, the Armed Forces Benefit Association has a proud heritage of serving the needs of those who either have served or currently serve this great nation. AFBA 5Star Funds is proud to carry on this tradition and has been providing investment products for these same individuals since 1997. The Funds have been available to the general public since 2001; however our goals have not changed with a focus on integrity, performance and value. I trust that our behavior confirms our focus.

It is truly an honor to serve as president of both AFBA 5Star Investment Management Company and the AFBA 5Star Funds. I look forward to continuing the success of the funds and remain excited about continued enhancements to our products.

I would encourage you to visit our website at WWW.AFBAFUNDS.COM where we have made available to you a variety of new and improved tools. Also, feel free to call us at 1 800 664-3428.

Thank you again for your trust and confidence in the AFBA 5Star Funds.

Sincerely,

/s/ Robert E. Morrison, Jr.

Robert E. Morrison, Jr.
President

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PORTFOLIO
MANAGEMENT REVIEW

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DEAR VALUED SHAREHOLDERS:

The 12-month period ending on March 31, 2007 was a rewarding one for the Fund's shareholders; the equity markets were generally favorable and all of the AFBA Funds posted positive returns (gross of sales charges), with several significantly beating the returns of their Lipper benchmarks. As of the end of March 2007, the economic momentum in the U.S. was slowing; housing, as we had anticipated, was causing more pain than euphoria; and gasoline and oil prices crept back toward the high end of their recent ranges. The Fed has been stuck in neutral since their June 2006 increase in the Fed Funds rate as they try to tiptoe between the divergent forces of slowing economic growth and inflationary pressures. Regardless of future economic prospects, you can be sure we will continue to focus on the fundamental long-term prospects of fund holdings and we believe that our emphasis on underlying secular growth trends to identify prospective investments will continue to benefit shareholders throughout economic cycles. These companies should perform particularly well in an environment of economic deceleration, and will likely receive premium valuations relative to the overall market. Please see the investment results table, which outlines the performance for each of the Funds. All Fund performances quoted are for Class I.

AFBA SMALL CAP

The AFBA Small Cap Fund underperformed the S&P 600 Small Cap Index for the 1-, 3-, and 5-year periods ending 3/31/07, but outperformed its peers in the Lipper Small Cap Fund Index for the 1- and 3-year periods. The Fund ended the fiscal one year period up 4.74% compared to 1.96% for the Lipper index.

Relative to the S&P 600 Small Cap Index, our sector weightings detracted somewhat from our relative performance for the year. Our zero weighting in the energy and materials sectors probably hindered us the most, however this was offset by our individual stock selection.

Healthcare and consumer discretionary were the fund's biggest sector contributors due to their heavier weighting and stock selection within the sectors. In the consumer discretionary sector WMS and GameStop were strong performers with solid weightings. GameStop benefitted from the rollout of new video gaming consoles and software and WMS benefitted from traction in its primary markets. In healthcare, Immucor was among the top performers. Stock selection generally provided positive relative performance with other holdings such as Dolby and Heidrick & Struggles contributed to the performance.

AFBA MID CAP

The AFBA Mid Cap Fund underperformed the Lipper Mid Cap Fund Index and the S&P 400 Mid Cap Index for the 1-and 3- year periods ending 3/31/07. The Fund posted a return of 1.96% versus 6.22% for the Lipper index for the one year period. During the year, the fund fought against headwinds from the materials and utilities sectors that contributed strongly to index returns. Unfortunately, our individual stock picking didn't make up for our sectoral positioning.

Within the S&P 400 Mid Cap Index, technology was an average contributor. Relative to the index, the technology holdings in the fund underperformed. Healthcare stocks in the index were essentially flat for the year, but the fund's healthcare holdings were positive. This, along with the fund's overweighting in healthcare allowed the sector to be a contributor to performance. We generated solid results in the consumer discretionary sector, with strong performance by many of our retail stocks. For the year, however our strongest names were scattered throughout the various sectors, with performances by Polo Ralph Lauren, Shire PLC and F5 Networks being particularly noteworthy. Stocks which held us back included Jabil , Amylin and Chico's FAS.

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AFBA LARGE CAP

The AFBA Large Cap Fund underperformed the S&P 500 Index for the 1-, 3-, and 5-year periods ending 3/31/07.

The four top performing sectors in the S&P 500 Index were areas the fund was not invested in (utilities, telecommunications, materials and energy ) because of our focus on long term growth, rather than cyclical industries. We were able to compensate somewhat with our stock selection within target sectors which are driven by our investment strategy. This strategy first identifies long-term fundamental trends, and then identifies the potential beneficiary companies that we believe can either sustain or grow their profit margins, have solid management teams, and have the financial strength to weather difficult economic environments.

The fund's heaviest weighting was in the healthcare sector where strong stock selection helped make healthcare our most significant contributing sector. Consumer discretionary and financials represented smaller portions of the portfolio but were also strong contributors to performance.

Particular holdings that were noteworthy for the year include Marriott, Baxter and Bayer AG. Marriott benefited from continued strength in REVPAR (revenue per available room), while Baxter benefited from its restructuring efforts. Bayer contributed to the fund's performance significantly as the company continued to transform itself from a commodity basic material supplier to a proprietary pharmaceutical company. On the downside, Motorola turned in a poor performance as attempts to gain market share through price cutting impacted the company's bottom line.

We expect economic growth to continue slowing in the coming months; an environment we anticipate will be more conducive to the secular growth stocks in which we invest. The portfolio has been positioned with limited exposure to the cyclical commodity and industrial sectors, and we have reduced our exposure to consumer discretionary spending generally. With a somewhat slower growth outlook, we will continue to focus on companies that we believe should grow through any economic cycle. As always valuation, and the insight on prospective risk and reward it might provide, is an important component to our style of growth investing.

The style we adhere to is "long-term investments in growth companies at a reasonable price". While large cap growth stocks have generally underperformed over the last 5 years, we believe that the prospects for them to continue to regain positive market leadership are favorable, given their relative fundamental stability in this time of slowing economic growth.

AFBA USA GLOBAL

The AFBA USA Global Fund underperformed the S&P 500 Index for the 1-, 3-, and 5-year periods ending 3/31/07. The fund ended the fiscal year up 11.31% compared to 11.83% for the S&P 500 Index.

The fund invests in U.S. based companies that are particularly well positioned to benefit from global economic growth. We are not particularly constrained in this fund, investing in growth companies from a broad spectrum of market capitalizations, industries and geographic exposures. Using this approach, shareholders gain exposure to much of the dynamic growth endemic to an increasingly globally based economy. The only constraint on the fund is a requirement to focus its investments on U.S. based companies.

The fund's performance this year was almost entirely driven by stock selection as our more heavily weighted sectors were out of favor with the rest of the market. Consumer discretionary and healthcare were the top contributing sectors to our performance. The fund's other significant weighting was in technology which underperformed somewhat.

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PORTFOLIO
MANAGEMENT REVIEW (CONTINUED)

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********************************************************************************

Particular holdings that were noteworthy for the year include Abbott Labs (ABT) and Las Vegas Sands (LVS). Abbott benefited from a continuing move to a more growth focused health-care portfolio, including European approval of its Xience stent and a positive reception for the clinical trial results of a fully bioabsorbable drug eluting stent. Las Vegas Sands benefited from significant strength in its Macau properties and expansion of its base of global casino and resort opportunities. One of the stocks that didn't fair as well was Molex Inc.
(MOLX) due to concerns of inventory build-up and future demand for electronic products.

We continue to see expansion of global trade and development that we anticipate will benefit this fund. We fully anticipate that US companies with valuable intellectual property should continue to prosper in this environment. It's worth noting that if the dollar weakens relative to other currencies, we anticipate that the companies in which this fund invests will be that much more competitive globally.

AFBA SCIENCE AND TECHNOLOGY

The AFBA Science and Technology Fund outperformed the Lipper Science & Technology Fund Index for the 1-, 3-, and 5-year periods ending 3/31/07. The Fund ended the fiscal year up 3.56% compared to 1.16% for the Lipper Science & Technology Fund Index. The fund underperformed the S&P 500, an index of widely held stocks, for the 1- and 3- year periods, and outperformed the S&P 500 for the 5-year period ending 3/31/07.

We believe our portfolio construction has had the biggest impact on our long term outperformance. The portfolio has benefited from our recognition that science and technology is not just information technology. We, like the Merriam-Webster Collegiate Encyclopedia, believe that technology is the "application of knowledge to the practical aims of human life or to changing and manipulating the human environment. Technology includes the use of materials, tools, techniques, and sources of power to make life easier or more pleasant and work more productive." We have also benefited by taking a broader interpretation of technology that includes information, health-care, and industrial technology, while our peers tend to have a higher concentration of information technology in their science and technology funds. We favor a broad universe and have the diverse skill sets within our firm that offer us the ability to go where we believe the opportunity is.

This year the portfolio was weighted approximately 37% healthcare, 58% technology, 5% cash. We continued to make minor adjustments to the portfolio to reallocate capital to the best risk-adjusted return potential. The fund ended the year with 70 holdings, within our targeted range of 65 - 75 holdings. The fund's outperformance was due to our continued focus on investing in companies that are beneficiaries of long-term secular growth trends and our valuation discipline.

AFBA BALANCED

The AFBA Balanced Fund strongly outperformed the Lipper Balanced Fund Index for the 1-, 3-, and 5-year periods ending 3/31/07. The fund ended the fiscal one year period up 11.47% compared to 9.76% for the Lipper Index. The fund slightly underperformed the S&P 500 Index, a common measure of stock performance, for the 1- and 3-year periods, and overper-formed for the 5-year period.

The fund is run using an income and growth strategy, and currently has approximately 60% of the portfolio invested in equities, 28.5% in bonds, and 11% in cash. This particular fund does not use the firm's trend-based strategy used for investing in growth stocks. The majority of equities chosen for this fund are income and/or value oriented. The fund looks for equities that increase their dividend at least every other year. We buy companies that have good cash flows, stock repurchases and rising earnings, and we look for shareholder friendliness, and integrity of management.

********************************************************************************

For the 12 months ending March 31, 2007 the fund was helped by strong stock performance in the energy, financials and consumer staples sectors. Top performers included Marathon Oil, Chevron, JP Morgan Chase, Bank of America, Colgate and Kellogg.

Bonds held in the fund are primarily high yield corporate bonds, with some convertibles as well. We buy mostly unsecured, high yield bonds with ratings of BBB or lower, feeling that we can add value in that area because of our portfolio manager and research team's depth, experience and expertise.

AFBA HIGH YIELD

The AFBA High Yield Fund underperformed the Lipper High Yield Bond Funds Index for the year (6.11% versus 10.33%). The fund also underperformed the Merrill Lynch High Yield Master Index for the 1-, 3-, and 5-year periods ending 3/31/07.

Given our long term strategy, there was no material change in the composition of the portfolio during the year. At year end, corporate bonds, convertibles and cash represented approximately 69%, 22% and 9% of the portfolio, respectively. The corporate bond segment was diversified across industries with a focus on companies that are not overly economically sensitive. At fiscal year end, gaming represented the largest industry within corporate bond holdings and reflected our positive outlook on the sector which is primarily driven by demographics and the aging of the baby boomers. Although there has been increased leverage buyout activity in this space (i.e. Harrah's, Aztar, Station), we are confident that the Fund's gaming holdings will continue to perform well. Within the convertible segment, our strategy was similar to most of the equity portfolios at the AFBA Funds, where we look for companies that will benefit from long-term trends. At year end, the cash position was higher than we prefer but we remain disciplined with respect to price and will deploy cash opportunistically.

In terms of credit quality, corporate bonds in the Fund were primarily rated in the single Bs by the rating agencies* but were names that we know very well, are extremely optimistic about, and whose corresponding common stocks we track closely. We continued to stay away from emerging market (and all foreign) bonds, and most bonds issued in connection with leveraged buyouts, feeling that there could be severe problems with many of these investments in a decelerating economy.

* According to S&P, "an obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."

Sincerely,

/s/ John C. Kornitzer                            /s/ Kent W. Gasaway

John C. Kornitzer                                Kent W. Gasaway, CFA
President                                        Senior Vice President
Kornitzer Capital Management                     Kornitzer Capital Management

/s/ Robert Male                                  /s/ Grant Sarris

Robert Male, CFA                                 Grant Sarris, CFA
Senior Vice President                            Senior Vice President
Kornitzer Capital Management                     Kornitzer Capital Management

---------------------------------------------

PORTFOLIO
MANAGEMENT REVIEW (CONTINUED)

---------------------------------------------

********************************************************************************

             INVESTMENT RESULTS -- ANNUAL TOTAL RETURN AS OF 3/31/07

                                            INCEPTION      ONE YEAR       THREE YEARS      FIVE YEARS       SINCE      LIFE OF FUND
AFBA 5STAR FUND                                DATE     ENDED 3/31/07   ENDED 3/31/07*   ENDED 3/31/07*   INCEPTION*    CUMULATIVE*
------------------------------------------------------------------------------------------------------------------------------------
BALANCED
   Class I                                     6/3/97        11.47%          10.95%            8.09%          7.33%       100.45%
   Class A                                    9/24/01         5.10%           8.63%            6.71%          9.73%        66.92%
   Class B                                    9/24/01         5.63%           8.96%            6.69%          9.81%        67.54%
   Class C                                    9/24/01         9.36%           9.87%            7.02%          9.94%        68.67%
   Class R                                    2/17/04        11.15%          10.50%             N/A           9.88%        34.16%
LARGE CAP
   Class I                                     6/3/97        10.78%           7.16%            3.54%          5.16%        63.88%
   Class A                                    9/24/01         4.45%           4.90%            2.12%          5.88%        37.07%
   Class B                                    9/24/01         4.84%           5.10%            2.09%          5.97%        37.69%
   Class C                                    9/24/01         8.66%           6.09%            2.50%          6.16%        39.03%
   Class R                                    2/17/04        10.20%           6.62%             N/A           5.23%        17.22%
HIGH YIELD
   Class I                                     6/3/97         6.11%           5.03%            7.64%          6.07%        78.37%
   Class A                                    9/24/01         1.91%           3.46%            6.57%          6.83%        43.94%
   Class B                                    9/24/01         1.07%           3.08%            6.29%          6.50%        41.55%
   Class C                                    9/24/01         4.06%           3.97%            6.59%          6.77%        43.49%
   Class R                                    2/17/04         5.60%           4.48%             N/A           4.53%        14.80%
USA GLOBAL
   Class I                                     6/3/97        11.31%           7.47%            4.33%          6.48%        85.32%
   Class A                                    9/24/01         4.97%           5.21%            2.89%          7.39%        48.18%
   Class B                                    9/24/01         5.51%           5.44%            2.89%          7.52%        49.16%
   Class C                                    9/24/01         9.19%           6.41%            3.29%          7.68%        50.41%
   Class R                                    2/17/04        10.74%           6.91%             N/A           5.74%        19.02%
SCIENCE & TECHNOLOGY
   Class I                                   10/12/01         3.56%           7.50%            6.40%          8.37%        55.16%
   Class A                                   10/12/01        (2.33%)          5.26%            4.96%          7.01%        44.83%
   Class B                                   10/12/01        (2.05%)          5.48%            4.98%          7.14%        45.77%
   Class C                                   10/12/01         1.56%           6.47%            5.36%          7.32%        47.12%
   Class R                                    2/17/04         2.97%           6.95%             N/A           6.93%        23.24%
SMALL CAP
   Class I                                   10/15/01         4.74%           9.10%            9.41%         13.32%        97.87%
   Class A                                   10/15/01        (1.29%)          6.80%            7.92%         11.87%        84.46%
   Class B                                   10/15/01        (1.14%)          7.04%            7.97%         12.05%        86.06%
   Class C                                   10/15/01         2.72%           8.02%            8.33%         12.21%        87.52%
   Class R                                    2/17/04         4.23%           8.57%             N/A           9.12%        31.27%
MID CAP
   Class I                                     5/1/02         1.96%           9.03%             N/A          10.85%        65.90%
   Class A                                     5/1/02        (3.95%)          6.73%             N/A           9.31%        54.90%
   Class B                                     5/1/02        (3.82%)          7.01%             N/A           9.41%        55.60%
   Class C                                     5/1/02        (0.07%)          7.97%             N/A           9.75%        57.95%
   Class R                                    2/17/04         1.42%           8.48%             N/A           9.32%        32.01%

* THREE YEAR, FIVE YEAR AND SINCE INCEPTION RETURNS ARE ANNUALIZED FOR PERIODS GREATER THAN ONE YEAR, CUMULATIVE RETURN IS NOT ANNUALIZED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. RETURNS CURRENT TO THE MOST RECENT MONTH-END ARE AVAILABLE AT WWW.AFBAFUNDS.COM. PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS PERFORMANCE WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. ALL INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX ASSUMES NO TAXES, TRANSACTION COSTS, MANAGEMENT FEES OR OTHER EXPENSES.

PERFORMANCE INFORMATION IS RESTATED TO REFLECT THE CURRENT MAXIMUM FRONT-END SALES CHARGE (IN THE CASE OF CLASS A SHARES) OR THE MAXIMUM DEFERRED SALES CHARGE (IN THE CASE OF CLASS B AND C SHARES), AND ASSUMES THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THE MAXIMUM FRONT-END SALES CHARGES FOR CLASS A SHARES AS FOLLOWS: AFBA 5STAR BALANCED FUND, AFBA 5STAR LARGE CAP FUND, AFBA 5STAR USA GLOBAL FUND, AFBA 5STAR SCIENCE & TECHNOLOGY FUND, AFBA 5STAR SMALL CAP FUND AND AFBA 5STAR MID CAP FUND - 5.50%: AFBA 5STAR HIGH YIELD FUND - 3.75%. THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES ARE AS
FOLLOWS: AFBA 5STAR BALANCED FUND, AFBA 5STAR LARGE CAP FUND, AFBA 5STAR USA GLOBAL FUND, AFBA 5STAR SCIENCE & TECHNOLOGY FUND, AFBA 5STAR SMALL CAP FUND AND AFBA 5STAR MID CAP FUND - 4.75%: AFBA 5STAR HIGH YIELD FUND - 4.00%. THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES OF ALL THE PORTFOLIOS IS 1.00%.

********************************************************************************

AFBA 5STAR BALANCED FUND - CLASS I SHARES VERSUS
S&P 500 INDEX(1) AND LIPPER BALANCED FUND INDEX(2)

                                  [LINE GRAPH]

           AFBA 5Star Balanced                     Lipper Balanced
             Fund - Class I       S&P 500 Index       Fund Index
 6/3/97*         10,000               10,000            10,000
3/31/98          11,676               13,162            12,051
3/31/99          10,913               15,595            13,059
3/31/00          12,811               18,395            14,424
3/31/01          12,685               14,412            13,627
3/31/02          13,609               14,448            13,964
3/31/03          11,335               10,873            12,168
3/31/04          14,676               14,689            15,221
3/31/05          16,286               15,669            15,995
3/31/06          17,983               17,505            17,598
3/31/07          20,046               19,578            19,319

*     INCEPTION

AFBA 5STAR HIGH YIELD FUND - CLASS I SHARES
VERSUS MERRILL LYNCH HIGH YIELD CASH BOND INDEX(3) AND
LIPPER HIGH YIELD FUND INDEX(4)

                                  [LINE GRAPH]

           AFBA 5Star High Yield    Merrill Lynch High    Lipper High Yield
               Fund - Class I         Yield Bond Index       Fund Index
 6/3/97*           10,000                 10,000               10,000
3/31/98            10,948                 11,123               11,361
3/31/99            10,023                 11,340               11,221
3/31/00            10,452                 11,189               11,221
3/31/01            11,862                 11,646               10,639
3/31/02            12,357                 11,865               10,223
3/31/03            12,865                 12,300               10,549
3/31/04            15,446                 14,963               12,778
3/31/05            15,789                 15,980               13,567
3/31/06            16,810                 17,147               14,632
3/31/07            17,837                 19,110               16,146

*     INCEPTION

AFBA 5STAR LARGE CAP FUND - CLASS I SHARES
VERSUS S&P 500 INDEX(1)

                                  [LINE GRAPH]

           AFBA 5Star Large Cap
              Fund - Class I      S&P 500 Index
 6/3/97*          10,000              10,000
3/31/98           11,892              13,162
3/31/99           11,723              15,595
3/31/00           15,031              18,395
3/31/01           13,533              14,412
3/31/02           13,787              14,448
3/31/03            9,481              10,873
3/31/04           13,318              14,689
3/31/05           13,511              15,669
3/31/06           14,793              17,505
3/31/07           16,388              19,578

*     INCEPTION

AFBA 5STAR USA GLOBAL FUND - CLASS I SHARES
VERSUS S&P 500 INDEX(1)

                                  [LINE GRAPH]

           AFBA 5Star USA Global
              Fund - Class I       S&P 500 Index
 6/3/97*          10,000              10,000
3/31/98           11,227              13,162
3/31/99           11,168              15,595
3/31/00           17,100              18,395
3/31/01           13,793              14,412
3/31/02           15,006              14,448
3/31/03           10,060              10,873
3/31/04           14,937              14,689
3/31/05           14,697              15,669
3/31/06           16,649              17,505
3/31/07           18,531              19,578

*     INCEPTION

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PORTFOLIO
MANAGEMENT REVIEW (CONTINUED)

---------------------------------------------

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND - CLASS I SHARES VERSUS
S&P 500 INDEX(1) AND LIPPER SCIENCE & TECHNOLOGY FUND INDEX(5)

                                  [LINE GRAPH]

               AFBA 5Star Science &                        Lipper Science &
            Technology Fund - Class I   S&P 500 Index   Technology Fund Index
10/12/01*             10,000               10,000               10,000
 3/31/02              11,380               10,577               10,429
 3/31/03               6,760                7,959                6,565
 3/31/04              12,490               10,753               10,068
 3/31/05              11,749               11,471                9,511
 3/31/06              14,982               12,815               11,692
 3/31/07              15,516               14,332               11,828

*     INCEPTION

AFBA 5STAR MID CAP FUND - CLASS I SHARES VERSUS
S&P 400 MID CAP INDEX(8) AND LIPPER MID CAP FUND INDEX(9)

                                  [LINE GRAPH]

            AFBA 5Star Mid Cap   S&P 400 Mid Cap   Lipper Mid Cap Fund
              Fund - Class I          Index               Index
 5/1/02*          10,000              10,000              10,000
3/31/03            7,770               7,692               7,620
3/31/04           12,800              11,459              11,036
3/31/05           13,095              12,652              11,818
3/31/06           16,271              15,388              14,260
3/31/07           16,590              16,687              15,508

*     INCEPTION

AFBA 5STAR SMALL CAP FUND - CLASS I SHARES VERSUS
S&P 600 SMALL CAP INDEX(6) AND LIPPER SMALL CAP FUND INDEX(7)

                                  [LINE GRAPH]

            AFBA 5Star Small     S&P 600 Small     Lipper Small Cap
            Cap Fund - Class I     Cap Index          Fund Index
10/15/01*         10,000            10,000              10,000
 3/31/02          12,620            12,199              11,328
 3/31/03           8,290             9,172               8,460
 3/31/04          15,237            14,354              13,139
 3/31/05          15,748            16,233              14,218
 3/31/06          18,891            20,143              17,509
 3/31/07          19,787            21,208              18,719

*     INCEPTION

********************************************************************************

AFBA 5STAR BALANCED FUND - CLASS A, B, C SHARES VERSUS
S&P 500 INDEX(1) AND LIPPER BALANCED FUND INDEX(2)

                                  [LINE GRAPH]

           AFBA 5Star Balanced   AFBA 5Star Balanced   AFBA 5Star Balanced                   Lipper Balanced
             Fund - Class A         Fund - Class B        Fund - Class C     S&P 500 Index      Fund Index
9/24/01*           9,450                10,000                10,000            10,000            10,000
3/31/02           11,396                12,017                12,017            10,203            10,197
3/31/03            9,517                 9,913                 9,911             7,678             8,885
3/31/04           12,306                12,728                12,717            10,373            11,114
3/31/05           13,625                13,979                13,975            11,065            11,680
3/31/06           15,012                15,293                15,282            12,362            12,850
3/31/07           16,691                16,754                16,867            13,825            14,107

*     INCEPTION OF CLASSES A, B AND C

AFBA 5STAR HIGH YIELD FUND - CLASS A, B, C SHARES
VERSUS MERRILL LYNCH HIGH YIELD CASH BOND INDEX(3) AND
LIPPER HIGH YIELD FUND INDEX(4)

                                  [LINE GRAPH]

           AFBA 5Star High Yield   AFBA 5Star High Yield   AFBA 5Star High Yield     Merrill Lynch High   Lipper High Yield
             Fund - Class A           Fund - Class B           Fund - Class C      Yield Cash Bond Index      Fund Index
9/24/01*          9,625                    10,000                  10,000                  10,000            10,000
3/31/02          10,072                    10,429                  10,429                  10,065             9,823
3/31/03          10,466                    10,760                  10,754                  10,433            10,136
3/31/04          12,515                    12,762                  12,768                  12,692            12,279
3/31/05          12,799                    12,958                  12,952                  13,555            13,123
3/31/06          13,595                    13,665                  13,658                  14,545            14,060
3/31/07          14,949                    14,155                  14,349                  16,210            15,514

*     INCEPTION OF CLASSES A, B AND C

AFBA 5STAR LARGE CAP FUND - CLASS A, B, C SHARES
VERSUS S&P 500 INDEX(1)

                                  [LINE GRAPH]

           AFBA 5Star Large Cap   AFBA 5Star Large Cap   AFBA 5Star Large Cap
              Fund - Class A         Fund - Class B         Fund - Class C      S&P 500 Index
9/24/01*           9,450                 10,000                 10,000              10,000
3/31/02           11,658                 12,279                 12,289              10,203
3/31/03            7,996                  8,357                  8,367               7,678
3/31/04           11,221                 11,643                 11,643              10,373
3/31/05           11,347                 11,690                 11,690              11,065
3/31/06           12,406                 12,678                 12,678              12,362
3/31/07           13,707                 13,769                 13,903              13,825

*     INCEPTION OF CLASSES A, B AND C

AFBA 5STAR USA GLOBAL FUND - CLASS A, B, C SHARES
VERSUS S&P 500 INDEX(1)

                                  [LINE GRAPH]

           AFBA 5Star USA Global   AFBA 5Star USA Global   AFBA 5Star USA Global
               Fund - Class A         Fund - Class B          Fund - Class C       S&P 500 Index
9/24/01*            9,450                  10,000                  10,000              10,000
3/31/02            12,139                  12,791                  12,791              10,203
3/31/03             8,118                   8,491                   8,491               7,678
3/31/04            12,024                  12,484                  12,484              10,373
3/31/05            11,806                  12,168                  12,168              11,065
3/31/06            13,338                  13,640                  13,650              12,362
3/31/07            14,818                  14,916                  15,041              13,825

*     INCEPTION OF CLASSES A, B AND C

---------------------------------------------

PORTFOLIO
MANAGEMENT REVIEW (CONTINUED)

---------------------------------------------

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND - CLASS A, B, C SHARES
VERSUS S&P 500 INDEX(1) AND LIPPER SCIENCE & TECHNOLOGY FUND INDEX(5)

                                  [LINE GRAPH]

              AFBA 5Star Science &         AFBA 5Star Science &        AFBA 5Star Science &                        Lipper Science &
           Technology Fund - Class A   Technology Fund - Class B   Technology Fund - Class C   S&P 500 Index   Technology Fund Index
10/12/01*             9,450                      10,000                      10,000                 10,000             10,000
 3/31/02             10,745                      11,330                      11,330                 10,577             10,429
 3/31/03              6,369                       6,670                       6,670                  7,959              6,565
 3/31/04             11,739                      12,190                      12,190                 10,753             10,068
 3/31/05             11,020                      11,359                      11,359                 11,471              9,511
 3/31/06             14,009                      14,339                      14,349                 12,815             11,692
 3/31/07             14,483                      14,577                      14,712                 14,332             11,828

*     INCEPTION OF CLASSES A, B AND C

AFBA 5STAR MID CAP FUND - CLASS A, B, C SHARES VERSUS
S&P 400 MID CAP INDEX(8) AND LIPPER MID CAP FUND INDEX(9)

                                  [LINE GRAPH]

           AFBA 5Star Mid Cap   AFBA 5Star Mid Cap   AFBA 5Star Mid Cap   S&P 400 Mid Cap   Lipper Mid Cap
             Fund - Class A      Fund - Class B        Fund - Class C          Index          Fund Index
 5/1/02*          9,450                10,000              10,000              10,000           10,000
9/30/02           7,021                 7,410               7,410               7,604            7,392
3/31/03           7,324                 7,690               7,690               7,500            7,620
3/31/04          12,042                12,550              12,550              11,459           11,036
3/31/05          12,292                12,715              12,715              12,652           11,818
3/31/06          15,237                15,639              15,649              15,388           14,260
3/31/07          15,490                15,560              15,795              16,687           15,508

*     INCEPTION OF CLASSES A, B AND C

AFBA 5STAR SMALL CAP FUND - CLASS A, B, C SHARES VERSUS
S&P 600 SMALL CAP INDEX(6) AND LIPPER SMALL CAP FUND INDEX(7)

                                  [LINE GRAPH]

           AFBA 5Star Small Cap   AFBA 5Star Small Cap   AFBA 5Star Small Cap   S&P 600 Small   Lipper Small Cap
             Fund - Class A          Fund - Class B         Fund - Class C        Cap Index       Fund Index
10/15/01*         9,450                  10,000                 10,000              10,000           10,000
 3/31/02         11,907                  12,570                 12,570              12,199           11,328
 3/31/03          7,806                   8,170                  8,170               9,172            8,460
 3/31/04         14,307                  14,877                 14,877              14,354           13,139
 3/31/05         14,752                  15,217                 15,217              16,233           14,218
 3/31/06         17,657                  18,079                 18,079              20,143           17,509
 3/31/07         18,446                  18,606                 18,751              21,208           18,719

*     INCEPTION OF CLASSES A, B AND C

********************************************************************************

AFBA 5STAR BALANCED FUND - CLASS R SHARES VERSUS
S&P 500 INDEX(1) AND LIPPER BALANCED FUND INDEX(2)

                                  [LINE GRAPH]

           AFBA 5Star Balanced                       Lipper Balanced
              Fund - Class R      S&P 500 Index         Fund Index
02/17/04*         10,000             10,000               10,000
 9/30/04          10,418              9,734               10,093
 3/31/05          10,986             10,403               10,601
 3/31/06          12,070             11,622               11,663
 3/31/07          13,416             12,998               12,803

*     INCEPTION

AFBA 5STAR HIGH YIELD FUND - CLASS R SHARES
VERSUS MERRILL LYNCH HIGH YIELD CASH BOND INDEX(3) AND
LIPPER HIGH YIELD FUND INDEX(4)

                                  [LINE GRAPH]

           AFBA 5Star High Yield     Merrill Lynch High    Lipper High Yield
             Fund - Class R        Yield Cash Bond Index      Fund Index
02/17/04*         10,000                   10,000                10,000
 9/30/04          10,186                   10,432                10,364
 3/31/05          10,267                   10,741                10,706
 3/31/06          10,871                   11,526                11,471
 3/31/07          11,480                   12,845                12,658

*     INCEPTION

AFBA 5STAR LARGE CAP FUND - CLASS R SHARES
VERSUS S&P 500 INDEX(1)

                                  [LINE GRAPH]

                  AFBA 5Star Large Cap
                     Fund - Class R             S&P 500 Index
02/17/04*                10,000                     10,000
 9/30/04                  9,127                      9,734
 3/31/05                  9,756                     10,403
 3/31/06                 10,637                     11,622
 3/31/07                 11,722                     12,998

*     INCEPTION

AFBA 5STAR USA GLOBAL FUND - CLASS R SHARES
VERSUS S&P 500 INDEX(1)

                                  [LINE GRAPH]

           AFBA 5Star USA Global
               Fund - Class R      S&P 500 Index
02/17/04*          10,000              10,000
 9/30/04            9,343               9,734
 3/31/05            9,538              10,403
 3/31/06           10,748              11,622
 3/31/07           11,902              12,998

*     INCEPTION

---------------------------------------------

PORTFOLIO
MANAGEMENT REVIEW (CONTINUED)

---------------------------------------------

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND - CLASS R SHARES VERSUS
S&P 500 INDEX(1) AND LIPPER SCIENCE & TECHNOLOGY FUND INDEX(5)

                                  [LINE GRAPH]

              AFBA 5Star Science &                        Lipper Science &
           Technology Fund - Class R   S&P 500 Index   Technology Fund Index
02/17/04*            10,000                10,000              10,000
 9/30/04              9,268                 9,734               8,572
 3/31/05              9,430                10,403               9,102
 3/31/06             11,968                11,622              11,189
 3/31/07             12,324                12,998              11,319

*     INCEPTION

AFBA 5STAR MID CAP FUND - CLASS R SHARES VERSUS
S&P 400 MID CAP INDEX(8), AND LIPPER MID CAP FUND INDEX(9)

                                  [LINE GRAPH]

           AFBA 5Star Mid Cap                           Lipper Mid Cap
             Fund - Class R     S&P 400 Mid Cap Index     Fund Index
02/17/04*        10,000                 10,000              10,000
 9/30/04          9,545                  9,818               9,935
 3/31/05         10,524                 10,969              10,881
 3/31/06         13,016                 13,339              13,129
 3/31/07         13,201                 14,465              14,278

*     INCEPTION

AFBA 5STAR SMALL CAP FUND - CLASS R SHARES VERSUS
S&P INDEX 600 SMALL CAP INDEX(6) AND LIPPER SMALL CAP FUND INDEX(7)

                                  [LINE GRAPH]

            AFBA 5Star Small    S&P 600 Small Cap      Lipper Small Cap
           Cap Fund - Class R          Index              Fund Index
02/17/04*        10,000               10,000                10,000
 9/30/04          9,782               10,256                 9,998
 3/31/05         10,551               11,350                11,001
 3/31/06         12,595               14,084                13,546
 3/31/07         13,128               14,828                14,483

*     INCEPTION

********************************************************************************

BENCHMARK INFORMATION

(1) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF FUNDS IN THE INDEX RANGES AROUND 60%/40%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE MERRILL LYNCH HIGH YIELD CASH BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(5) THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(6) THE S&P 600 SMALL CAP INDEX IS A MARKET VALUE WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE S&P 600 SMALL CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(7) THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR-WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(8) THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE PERFORMANCE OF THE S&P 400 MID CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(9) THE LIPPER MID CAP FUND INDEX IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) OF LESS THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MID CAP 400 INDEX. THESE FUNDS HAVE LATITUDE WITH RESPECT TO THE VALUATIONS (PRICE-TO-EARNINGS, PRICE-TO-BOOK, AND THREE-YEAR EARNINGS GROWTH) OF THE SECURITIES IN THEIR PORTFOLIOS AND MAY ALTER THEIR PORTFOLIOS' STYLE OVER TIME. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

---------------------------------------------
AFBA 5STAR FUND
SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)
                            AS OF 3/31/07

---------------------------------------------

********************************************************************************

AFBA BALANCED
  SECTORS(1)
    STOCKS
    Consumer Discretionary ............................................    2.00%
    Consumer Staples ..................................................    8.87%
    Energy ............................................................   20.49%
    Financials ........................................................    8.33%
    Health Care .......................................................    4.90%
    Industrials .......................................................    8.07%
    Information Technology ............................................    6.98%
    Utilities .........................................................    0.44%
    CORPORATE BONDS
    Consumer Discretionary ............................................    6.06%
    Consumer Staples ..................................................    1.74%
    Energy ............................................................    2.80%
    Health Care .......................................................    4.70%
    Industrials .......................................................    4.08%
    Materials .........................................................    1.65%
    CONVERTIBLE CORPORATE BONDS
    Consumer Discretionary ............................................    5.47%
    Energy ............................................................    0.00%
    Health Care .......................................................    1.88%
    MONEY MARKET ACCOUNT ..............................................   11.54%
      TOTAL ...........................................................  100.00%

AFBA HIGH YIELD
  SECTORS(1)
    CONVERTIBLE PREFERRED STOCKS
    Financials ........................................................    3.12%
    CORPORATE BONDS
    Consumer Discretionary ............................................   38.16%
    Consumer Staples ..................................................    3.44%
    Energy ............................................................    7.55%
    Health Care .......................................................    4.64%
    Industrials .......................................................   11.88%
    Materials .........................................................    1.33%
    Telecommunication Services ........................................    1.43%
    CONVERTIBLE CORPORATE BONDS
    Consumer Discretionary ............................................    8.91%
    Energy ............................................................    0.24%
    Health Care .......................................................    3.82%
    Industrials .......................................................    3.46%
    Information Technology ............................................    3.28%
    MONEY MARKET ACCOUNT ..............................................    8.74%
      TOTAL ...........................................................  100.00%

(1) As a percentage to total holdings as of March 31, 2007. Holdings are subject to change.

********************************************************************************

AFBA SCIENCE & TECHNOLOGY
  SECTORS(1)
    STOCKS
    Consumer Discretionary ............................................    1.68%
    Health Care .......................................................   37.45%
    Industrials .......................................................    3.56%
    Information Technology ............................................   52.47%
    MONEY MARKET ACCOUNT ..............................................    4.84%
       TOTAL ..........................................................  100.00%

AFBA LARGE CAP
  SECTORS(1)
    STOCKS
    Consumer Discretionary ............................................   14.42%
    Consumer Staples ..................................................    6.71%
    Financials ........................................................   17.46%
    Health Care .......................................................   31.24%
    Industrials .......................................................    6.67%
    Information Technology ............................................   20.26%
    MONEY MARKET ACCOUNT ..............................................    3.24%
      TOTAL ...........................................................  100.00%

AFBA USA GLOBAL
  SECTORS(1)
    STOCKS
    Consumer Discretionary ............................................   14.94%
    Consumer Staples ..................................................   11.28%
    Energy ............................................................    2.22%
    Financials ........................................................    5.11%
    Health Care .......................................................   31.36%
    Industrials .......................................................    4.68%
    Information Technology ............................................   27.99%
    MONEY MARKET ACCOUNT ..............................................    2.42%
      TOTAL ...........................................................  100.00%

AFBA SMALL CAP
  SECTORS(1)
    STOCKS
    Consumer Discretionary ............................................   29.04%
    Financials ........................................................    3.97%
    Health Care .......................................................   23.34%
    Industrials .......................................................   14.97%
    Information Technology ............................................   21.61%
    MONEY MARKET ACCOUNT ..............................................    7.07%
      TOTAL ...........................................................  100.00%

AFBA MID CAP
  SECTORS(1)
    STOCKS
    Consumer Discretionary ............................................   27.24%
    Consumer Staples ..................................................    1.52%
    Financials ........................................................    9.79%
    Health Care .......................................................   29.30%
    Industrials .......................................................    9.43%
    Information Technology ............................................   22.31%
    MONEY MARKET ACCOUNT ..............................................    0.41%
      TOTAL ...........................................................  100.00%

(1) As a percentage to total holdings as of March 31, 2007. Holdings are subject to change.

---------------------------------------------

AFBA 5STAR FUND
EXPENSE TABLES (UNAUDITED)
             AS OF 3/31/07

---------------------------------------------

********************************************************************************

                                 EXPENSE TABLES

As a Shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/06-03/31/07).

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Paid During Period" to estimate the expenses paid on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional cost were included, your cost would have been higher.

DISCLOSURE OF FUND EXPENSES     FOR THE PERIOD OCTOBER 1, 2006 TO MARCH 31, 2007
AFBA 5STAR BALANCED FUND

                                                       ACTUAL PERFORMANCE
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,059.00  $ 1,057.30  $ 1,054.00  $ 1,053.90  $ 1,058.70
Expenses Paid During Period        $     5.53  $     6.80  $    10.62  $    10.62  $     8.09
---------------------------------------------------------------------------------------------

                                                    HYPOTHETICAL PERFORMANCE
                                                   (5% RETURN BEFORE EXPENSES)
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,019.46  $ 1,018.20  $ 1,014.43  $ 1,014.43  $ 1,016.95
Expenses Paid During Period        $     5.44  $     6.70  $    10.47  $    10.47  $     7.95
---------------------------------------------------------------------------------------------

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.33%, 2.08%, 2.08% and 1.58% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR LARGE CAP FUND

                                                       ACTUAL PERFORMANCE
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,072.30  $ 1,070.80  $ 1,066.30  $ 1,067.10  $ 1,069.60
Expenses Paid During Period        $     6.60  $     7.88  $    11.71  $    11.72  $     9.16
---------------------------------------------------------------------------------------------

                                                    HYPOTHETICAL PERFORMANCE
                                                  (5% RETURN BEFORE EXPENSES)
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,018.46  $ 1,017.20  $ 1,013.42  $ 1,013.42  $ 1,015.94
Expenses Paid During Period        $     6.44  $     7.70  $    11.48  $    11.48  $     8.96
---------------------------------------------------------------------------------------------

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR HIGH YIELD FUND

                                                       ACTUAL PERFORMANCE
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,048.20  $ 1,047.20  $ 1,043.30  $ 1,043.30  $ 1,046.10
Expenses Paid During Period        $     5.50  $     6.77  $    10.57  $    10.57  $     8.04
---------------------------------------------------------------------------------------------

                                                    HYPOTHETICAL PERFORMANCE
                                                  (5% RETURN BEFORE EXPENSES)
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,019.46  $ 1,018.20  $ 1,014.43  $ 1,014.43  $ 1,016.95
Expenses Paid During Period        $     5.44  $     6.70  $    10.47  $    10.47  $     7.95
---------------------------------------------------------------------------------------------

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.33%, 2.08%, 2.08% and 1.58% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

********************************************************************************

                     EXPENSE TABLES (CONTINUED) (UNAUDITED)

AFBA 5STAR USA GLOBAL FUND

                                                       ACTUAL PERFORMANCE
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,102.60  $ 1,101.80  $ 1,096.80  $ 1,096.80  $ 1,099.50
Expenses Paid During Period        $     6.69  $     8.00  $    11.89  $    11.89  $     9.29
---------------------------------------------------------------------------------------------

                                                    HYPOTHETICAL PERFORMANCE
                                                  (5% RETURN BEFORE EXPENSES)
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,018.46  $ 1,017.20  $ 1,013.42  $ 1,013.42  $ 1,015.94
Expenses Paid During Period        $     6.44  $     7.70  $    11.48  $    11.48  $     8.96
---------------------------------------------------------------------------------------------

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR SCIENCE & TECHNOLOGY FUND

                                                       ACTUAL PERFORMANCE
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,058.40  $ 1,056.90  $ 1,053.00  $ 1,052.90  $ 1,055.20
Expenses Paid During Period        $     6.55  $     7.82  $    11.64  $    11.64  $     9.10
---------------------------------------------------------------------------------------------

                                                    HYPOTHETICAL PERFORMANCE
                                                  (5% RETURN BEFORE EXPENSES)
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,018.46  $ 1,017.20  $ 1,013.42  $ 1,013.42  $ 1,015.94
Expenses Paid During Period        $     6.44  $     7.70  $    11.48  $    11.48  $     8.96
---------------------------------------------------------------------------------------------

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR SMALL CAP FUND

                                                       ACTUAL PERFORMANCE
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,113.70  $ 1,112.30  $ 1,106.80  $ 1,108.00  $ 1,110.80
Expenses Paid During Period        $     6.73  $     8.04  $    11.94  $    11.95  $     9.34
---------------------------------------------------------------------------------------------

                                                    HYPOTHETICAL PERFORMANCE
                                                  (5% RETURN BEFORE EXPENSES)
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,018.46  $ 1,017.20  $ 1,013.42  $ 1,013.42  $ 1,015.94
Expenses Paid During Period        $     6.44  $     7.70  $    11.48  $    11.48  $     8.96
---------------------------------------------------------------------------------------------

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

AFBA 5STAR MID CAP FUND

                                                       ACTUAL PERFORMANCE
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,088.00  $ 1,086.30  $ 1,082.30  $ 1,082.20  $ 1,084.90
Expenses Paid During Period        $     6.65  $     7.94  $    11.80  $    11.80  $     9.23
---------------------------------------------------------------------------------------------

                                                    HYPOTHETICAL PERFORMANCE
                                                  (5% RETURN BEFORE EXPENSES)
                                   ----------------------------------------------------------
                                    I SHARES    A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------------------------------------
Beginning account Value 10/01/06   $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00  $ 1,000.00
Ending Account Value 03/31/07      $ 1,018.46  $ 1,017.20  $ 1,013.42  $ 1,013.42  $ 1,015.94
Expenses Paid During Period        $     6.44  $     7.70  $    11.48  $    11.48  $     8.96
---------------------------------------------------------------------------------------------

For each class of Fund, expenses are equal to the Fund's annualized expense ratio of 1.28%, 1.53%, 2.28%, 2.28% and 1.78% for Classes I, A, B, C and R,
respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

---------------------------------------------

AFBA 5STAR
BALANCED FUND

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

SHARES      COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- 60.08%
CONSUMER DISCRETIONARY -- 2.00%
   20,000   Eastman Kodak Co. ....................................................    $    451,200
   10,000   Harrah's Entertainment, Inc. .........................................         844,500
   20,500   Modine Manufacturing Co. .............................................         469,450
--------------------------------------------------------------------------------------------------
                                                                                         1,765,150
CONSUMER STAPLES -- 8.87%
   15,000   Colgate-Palmolive Co .................................................       1,001,850
   35,000   ConAgra Foods, Inc. ..................................................         871,850
   15,000   Costco Wholesale Corp ................................................         807,600
   10,000   Del Monte Foods Co. ..................................................         114,800
   15,000   General Mills, Inc. ..................................................         873,300
   10,000   Kellogg Co. ..........................................................         514,300
    5,000   Kimberly-Clark Corp. .................................................         342,450
   10,000   PepsiCo, Inc .........................................................         635,600
   40,000   The Coca-Cola Co .....................................................       1,920,000
   15,000   Wrigley, (Wm.) Jr. Co. ...............................................         763,950
--------------------------------------------------------------------------------------------------
                                                                                         7,845,700
ENERGY -- 20.49%
   25,000   Anadarko Petroleum Corp. .............................................       1,074,500
   15,000   Apache Corp. .........................................................       1,060,500
   25,000   BP plc (a) ...........................................................       1,618,750
   35,000   Chevron Corp .........................................................       2,588,600
   45,000   ConocoPhillips .......................................................       3,075,750
   20,000   Exxon Mobil Corp. ....................................................       1,509,000
   20,000   Frontier Oil Corp ....................................................         652,800
   15,000   Hess Corp. ...........................................................         832,050
   25,000   Marathon Oil Corp ....................................................       2,470,750
   25,000   Patterson-UTI Energy, Inc. ...........................................         561,000
   10,000   Schlumberger Ltd .....................................................         691,000
   20,000   Suncor Energy, Inc. ..................................................       1,527,000
   10,000   Weatherford International Ltd.* ......................................         451,000
--------------------------------------------------------------------------------------------------
                                                                                        18,112,700
FINANCIALS -- 8.33%
   20,000   The Allstate Corp ....................................................       1,201,200
   21,000   The Chubb Corp. ......................................................       1,085,070
   26,000   Cincinnati Financial Corp ............................................       1,102,400
   45,000   Citigroup, Inc. ......................................................       2,310,300
   10,000   JPMorgan Chase & Co. .................................................         483,800
   10,000   Marshall & Ilsley Corp. ..............................................         463,100

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

SHARES       COMPANY                                                                  MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCIALS -- 8.33% (CONTINUED)
     5,000   Northern Trust Corp..................................................    $    300,700
    10,000   Wilmington Trust Corp................................................         421,700
--------------------------------------------------------------------------------------------------
                                                                                         7,368,270
HEALTH CARE -- 4.90%
    30,000   Abbott Laboratories .................................................       1,674,000
    10,000   Baxter International, Inc............................................         526,700
     5,000   GlaxoSmithKline plc (a) .............................................         276,300
    10,000   Johnson & Johnson ...................................................         602,600
    14,000   Lilly (Eli), and Co .................................................         751,940
    10,000   Wyeth ...............................................................         500,300
--------------------------------------------------------------------------------------------------
                                                                                         4,331,840
INDUSTRIALS -- 8.07%
    50,000   General Electric Co .................................................       1,768,000
     5,000   ITT Corp ............................................................         301,600
    10,000   Lockheed Martin Corp.................................................         970,200
    10,000   Northrop Grumman Corp................................................         742,200
    50,000   Pitney Bowes, Inc....................................................       2,269,500
    25,000   Southwest Airlines Co ...............................................         367,500
    11,000   United Technologies Corp.............................................         715,000
--------------------------------------------------------------------------------------------------
                                                                                         7,134,000
INFORMATION TECHNOLOGY -- 6.98%
    50,000   Applied Materials, Inc. .............................................         916,000
   100,000   Intel Corp. .........................................................       1,913,000
    120,00   Microsoft Corp. .....................................................       3,344,400
--------------------------------------------------------------------------------------------------
                                                                                         6,173,400
UTILITIES -- 0.44%
   10,000O   OGE Energy Corp. ....................................................         388,000
--------------------------------------------------------------------------------------------------
                                                                                           388,000

TOTAL COMMON STOCKS ..............................................................      53,119,060
--------------------------------------------------------------------------------------------------
(COST $41,141,143)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
BALANCED FUND (CONTINUED)

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

FACE AMOUNT   COMPANY                                                                 MARKET VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 21.03%
CONSUMER DISCRETIONARY -- 6.06%
$ 1,000,000   Eastman Kodak Co., 7.25% due 11/15/13 ..............................    $  1,015,000
    100,000   Fisher Communications, Inc., 8.625% due 9/15/14 ....................         107,625
  1,000,000   FTD, Inc., 7.75% due 2/15/14 .......................................       1,012,500
  1,500,000   Interface, Inc., 9.50% due 2/1/14 ..................................       1,638,750
    215,000   Mandalay Resort Group, 7.625% due 7/15/13 ..........................         215,000
    200,000   MGM Mirage, Inc., 8.375% due 2/1/11 ................................         211,500
    692,000   Mikohn Gaming, 11.875% due 8/15/08 .................................         685,080
    100,000   Park Place Entertainment, 8.125% due 5/15/11 .......................         106,375
    350,000   Park Place Entertainment, 8.875% due 9/15/08 .......................         365,750
--------------------------------------------------------------------------------------------------
                                                                                         5,357,580
CONSUMER STAPLES -- 1.74%
    500,000   Blount, Inc., 8.875% due 8/01/12 ...................................         520,000
  1,000,000   Elizabeth Arden, Inc., 7.75%, 1/15/14 ..............................       1,025,000
--------------------------------------------------------------------------------------------------
                                                                                         1,545,000
ENERGY -- 2.80%
     200,00   Eagle Geophysical, Inc., 10.75% due 7/15/08 (b) (c) ................              --
     50,000   Swift Energy Co., 9.375% due 5/1/12 ................................          52,625
  2,300,000   United Refining Co., 10.50% due 8/15/12 ............................       2,420,750
--------------------------------------------------------------------------------------------------
                                                                                         2,473,375
HEALTH CARE -- 4.70%
  1,400,000   Carriage Services, Inc., 7.875% due 1/15/15 ........................       1,445,500
    100,000   Inverness Medical Innovations, 8.75% due 2/15/12 ...................         104,750
    500,000   Psychiatric Solutions, 7.75% due 7/15/15 ...........................         510,000
  2,000,000   Warner Chilcott Corp., 8.75% due 2/1/15 ............................       2,095,000
--------------------------------------------------------------------------------------------------
                                                                                         4,155,250
INDUSTRIALS -- 4.08%
  1,000,000   Greenbrier Companies, Inc., 8.375% due 5/15/15 .....................       1,020,000
  2,500,000   Iron Mountain, Inc., 8.625% due 4/1/13 .............................       2,585,000
    200,000   Williams Communications Group, Inc., 10.875% due 10/1/09 (b) (c) ...              --
--------------------------------------------------------------------------------------------------
                                                                                         3,605,000
MATERIALS -- 1.65%
  1,300,000   Chaparral Steel Co., 10.00% due 7/15/13 ............................       1,456,000
     25,000   Kaiser Aluminum & Chemical, 12.75% due 2/1/03 (b) ..................             687
--------------------------------------------------------------------------------------------------
                                                                                         1,456,687

TOTAL CORPORATE BONDS ............................................................      18,592,892
--------------------------------------------------------------------------------------------------
(COST $17,748,012)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

SHARES OR
FACE AMOUNT   COMPANY                                                                 MARKET VALUE
--------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 7.35%
CONSUMER DISCRETIONARY -- 5.47%
$ 2,900,000   Lions Gate Entertainment, 2.9375% due 10/15/24 .....................    $  3,302,375
  1,000,000   Lions Gate Entertainment, 3.625% due 3/15/25 .......................       1,056,250
    500,000   Magna Entertainment Corp., 7.25% due 12/15/09 ......................         475,000
--------------------------------------------------------------------------------------------------
                                                                                         4,833,625
ENERGY -- 0.00%
      2,000   Moran Energy, Inc., 8.75% due 1/15/08 ..............................           2,080
--------------------------------------------------------------------------------------------------

HEALTH CARE -- 1.88%
  1,300,000   Amylin Pharmaceuticals, Inc., 2.50% due 4/15/11 ....................       1,659,125
--------------------------------------------------------------------------------------------------

TOTAL CONVERTIBLE CORPORATE BONDS ................................................       6,494,830
--------------------------------------------------------------------------------------------------
(COST $5,592,043)

MONEY MARKET ACCOUNT -- 11.54%
10,206,424    PNC Bank Money Market (d) ..........................................      10,206,424
--------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT .......................................................      10,206,424
--------------------------------------------------------------------------------------------------
(COST $10,206,424)

TOTAL INVESTMENTS -- 100.00% .....................................................      88,413,206
--------------------------------------------------------------------------------------------------
(COST $74,687,622)#

Liabilities in excess of other assets --(0.00%) ..................................          (2,228)
                                                                                      ------------
TOTAL NET ASSETS -- 100.00% ......................................................    $ 88,410,978
                                                                                      ============

(a) -- AMERICAN DEPOSITORY RECEIPT.

(b) -- SECURITY IN DEFAULT.

(c) -- SECURITY VALUED AT FAIR VALUE UNDER PROCEDURES ADAPTED BY THE BOARD OF DIRECTORS.

(d) -- THE INTEREST RATE ON MARCH 31, 2007 WAS 4.77%.

 *  -- NON-INCOME PRODUCING SECURITY.

 #  -- FEDERAL INCOME TAX INFORMATION: NET UNREALIZED APPRECIATION OF
       INVESTMENTS IS COMPRISED OF GROSS APPRECIATION OF $14,213,389 AND
       GROSS DEPRECIATION OF $523,561 FOR FEDERAL INCOME TAX PURPOSE. AT MARCH 31, 2007, THE AGGREGATED COST OF SECURITIES FOR FEDERAL INCOME TAX PURPOSE WAS $74,723,378.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
LARGE CAP FUND

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

SHARES      COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.75%
CONSUMER DISCRETIONARY -- 14.42%
    7,000   eBay, Inc.* ............................................................  $    232,050
    4,300   Harrah's Entertainment, Inc. ...........................................       363,135
   12,900   Marriott International, Inc.-Class A ...................................       631,584
    5,700   Starwood Hotels & Resorts Worldwide, Inc ...............................       369,645
   15,600   The Walt Disney Co. ....................................................       537,108
   37,300   Time Warner, Inc .......................................................       735,556
   15,650   Viacom, Inc.* ..........................................................       643,371
--------------------------------------------------------------------------------------------------
                                                                                         3,512,449
CONSUMER STAPLES -- 6.70%
   19,200   CVS/Caremark Corp. .....................................................       655,488
    5,700   PepsiCo, Inc ...........................................................       362,292
    5,600   Walgreen Co. ...........................................................       256,984
    8,000   Whole Foods Market, Inc. ...............................................       358,800
--------------------------------------------------------------------------------------------------
                                                                                         1,633,564
FINANCIALS -- 17.46%
    8,500   American Express Co. ...................................................       479,400
    4,100   Franklin Resources, Inc. ...............................................       495,403
    5,000   Legg Mason, Inc. .......................................................       471,050
    9,400   Morgan Stanley .........................................................       740,344
   11,500   Northern Trust Corp ....................................................       691,610
   10,400   Principal Financial Group, Inc. ........................................       622,648
    8,500   T. Rowe Price Group, Inc ...............................................       401,115
    1,700   The Goldman Sachs Group, Inc. ..........................................       351,271
--------------------------------------------------------------------------------------------------
                                                                                         4,252,841
HEALTH CARE -- 31.24%
   11,200   Abbott Laboratories ....................................................       624,960
   14,800   Baxter International, Inc. .............................................       779,516
   18,000   Bayer AG (a) ...........................................................     1,151,460
    5,600   C. R. Bard, Inc ........................................................       445,256
    5,500   Gilead Sciences, Inc.* .................................................       420,750
   10,200   Medco Health Solutions, Inc.* ..........................................       739,806
   17,300   MedImmune, Inc.* .......................................................       629,547
    9,600   Quest Diagnostics, Inc. ................................................       478,752
   26,200   Schering-Plough Corp ...................................................       668,362
   19,900   Teva Pharmaceutical Industries, Ltd. (a) ...............................       744,857
   18,500   Wyeth ..................................................................       925,555
--------------------------------------------------------------------------------------------------
                                                                                         7,608,821

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

SHARES      COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
INDUSTRIALS -- 6.67%
   10,200   Automatic Data Processing, Inc. ........................................  $    493,680
    6,900   FedEx Corp .............................................................       741,267
   14,521   First Data Corp ........................................................       390,615
--------------------------------------------------------------------------------------------------
                                                                                         1,625,562
INFORMATION TECHNOLOGY -- 20.26%
   25,400   Altera Corp.* ..........................................................       507,746
   28,200   Applied Materials, Inc .................................................       516,624
   16,300   Cisco Systems, Inc.* ...................................................       416,139
   47,700   Corning, Inc.* .........................................................     1,084,698
   19,300   Intel Corp. ............................................................       369,209
   16,700   Microsoft Corp. ........................................................       465,429
   25,700   Motorola, Inc ..........................................................       454,119
   18,500   Symantec Corp.* ........................................................       320,050
   16,500   Texas Instruments, Inc. ................................................       496,650
    9,700   Yahoo! Inc.* ...........................................................       303,513
--------------------------------------------------------------------------------------------------
                                                                                         4,934,177

TOTAL COMMON STOCKS ................................................................    23,567,414
--------------------------------------------------------------------------------------------------
(COST $18,225,314)

MONEY MARKET ACCOUNT -- 3.24%
  789,238   PNC Bank Money Market (b) ..............................................       789,238
--------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT .........................................................       789,238
--------------------------------------------------------------------------------------------------
(COST $789,238)

TOTAL INVESTMENTS -- 99.99% ........................................................    24,356,652
--------------------------------------------------------------------------------------------------
(COST $19,014,552)#

Other assets in excess of liabilities -- 0.01% .....................................         2,071
                                                                                      ------------
TOTAL NET ASSETS -- 100.00% ........................................................   $24,358,723
                                                                                      ============

(a) -- AMERICAN DEPOSITORY RECEIPT.

(b) -- THE INTEREST RATE ON MARCH 31, 2007 WAS 4.77%.

*   -- NON-INCOME PRODUCING SECURITY.

#   -- FEDERAL INCOME TAX INFORMATION: NET UNREALIZED APPRECIATION OF
       INVESTMENTS IS COMPRISED OF GROSS APPRECIATION OF $5,637,044 AND GROSS DEPRECIATION OF $351,176 FOR FEDERAL INCOME TAX PURPOSE. AT MARCH 31, 2007, THE AGGREGATED COST OF SECURITIES FOR FEDERAL INCOME TAX PURPOSE WAS $19,070,784.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              23

---------------------------------------------

AFBA 5STAR
HIGH YIELD FUND

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

FACE AMOUNT   COMPANY                                                                 MARKET VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 67.50%
CONSUMER DISCRETIONARY -- 37.64%
$ 145,000     Alltrista Corp., 9.75% due 5/1/12 ....................................  $    152,794
  425,000     Central Garden & Pet Co., 9.125% due 2/1/13 ..........................       445,187
   25,000     Fisher Communications, Inc., 8.625% due 9/15/14 ......................        26,906
   25,000     Ford Motor Credit Co., 5.80% due 1/12/09 .............................        24,534
  575,000     Ford Motor Credit Co., 7.375% due 10/28/09 ...........................       574,273
  200,000     FTD, Inc., 7.75% due 2/15/14 .........................................       202,500
  125,000     General Motors Acceptance Corp., 6.875% due 8/28/12 ..................       124,635
  100,000     Group 1 Automotive, Inc, 8.25% due 8/15/13 ...........................       104,250
  235,000     GSC Holdings Corp., 8.00% due 10/1/12 ................................       250,275
  450,000     Inergy LP, 6.875% due 12/15/14 .......................................       445,500
  200,000     Interface, Inc., 9.50% due 2/1/14 ....................................       221,500
  325,000     Interface, Inc., 10.375% due 2/1/10 ..................................       355,062
  335,000     Isle of Capri Casinos, 7.00% due 3/1/14 ..............................       329,975
  100,000     Jarden Corp., 7.50% due 5/1/17 .......................................       101,500
  100,000     Las Vegas Sands Corp., 6.375% due 2/15/15 ............................        96,000
   85,000     Mandalay Resort Group, 7.625% due 7/15/13 ............................        86,487
  340,000     Mandalay Resort Group, 10.25% due 8/1/07 .............................       340,000
  125,000     MGM Mirage, Inc., 8.375% due 2/1/11 ..................................       132,187
  294,000     Mikohn Gaming Corp., 11.875% due 8/15/08 .............................       291,060
  400,000     Oxford Industries, Inc., 8.875% due 6/1/11 ...........................       416,000
   85,000     Park Place Entertainment, 8.125% due 5/15/11 .........................        88,825
  125,000     Park Place Entertainment, 8.875% due 9/15/08 .........................       132,969
  250,000     Penn National Gaming, Inc., 6.75% due 3/1/15 .........................       243,750
  325,000     Phillips Van-Heusen, 7.75% due 11/15/23 ..............................       346,125
  350,000     Pinnacle Entertainment, 8.25% due 3/15/12 ............................       362,250
  725,000     Rent-A-Center, Inc., 7.50% due 5/1/10 ................................       734,062
  575,000     Royal Caribbean Cruises, 7.50% due 10/15/27 ..........................       564,868
  800,000     Trump Entertainment Resorts, 8.50% due 6/1/15 ........................       812,000
  100,000     United Auto Group, Inc., 7.75% due 12/15/16 (c) ......................       101,500
--------------------------------------------------------------------------------------------------
                                                                                         8,106,974
CONSUMER STAPLES -- 3.39%
  100,000     Blount, Inc., 8.875% due 8/1/12 ......................................       104,000
  200,000     Elizabeth Arden, Inc., 7.75% due 1/15/14 .............................       205,000
  320,000     Pilgrims Pride Corp., 8.375% due 5/1/17 ..............................       317,600
  100,000     Prestige Brands, Inc., 9.25% due 4/15/12 .............................       104,000
  100,000     Purina Mills, Inc., 9.00% due 3/15/10 (a) (b) ........................            --
--------------------------------------------------------------------------------------------------
                                                                                           730,600

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

FACE AMOUNT COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
ENERGY -- 7.45%
$ 175,000   Eagle Geophysical, Inc., 10.75% due 7/15/08 (a) (b) ....................  $         --
  460,000   Giant Industries, 8.00% due 5/15/14 ....................................       499,100
  350,000   Premcor Refining Group, 7.50% due 6/15/15 ..............................       361,699
   50,000   Premcor Refining Group, 9.50% due 2/1/13 ...............................        54,013
   55,000   Swift Energy Co., 9.375% due 5/1/12 ....................................        57,888
  600,000   United Refining Co., 10.50% due 8/15/12 ................................       631,500
--------------------------------------------------------------------------------------------------
                                                                                         1,604,200
HEALTH CARE -- 4.57%
  300,000   Carriage Services, Inc., 7.875% due 1/15/15 ............................       309,750
   60,000   Inverness Medical Innovations, 8.75% due 2/15/12 .......................        62,850
  585,000   Warner Chilcott Corp., 8.75% due 2/1/15 ................................       612,788
--------------------------------------------------------------------------------------------------
                                                                                           985,388
INDUSTRIAL -- 11.72%
  625,000   Allied Waste North America, 7.875% due 4/15/13 .........................       651,563
  100,000   Allied Waste North America, 9.25% due 9/1/12 ...........................       106,000
   50,000   American Railcar Industry, 7.50% due 3/1/14 (c) ........................        51,625
  300,000   Education Management LLC, 8.75% due 6/1/14 .............................       317,250
  290,000   Greenbrier Companies, Inc., 8.375% due 5/15/15 .........................       295,800
  575,000   Iron Mountain, Inc., 7.75% due 1/15/15 .................................       589,375
  300,000   Iron Mountain, Inc., 8.625% due 4/1/13 .................................       310,200
  114,000   Mobile Mini, Inc., 9.50% due 7/1/13 ....................................       122,550
   50,000   Pulte Homes, Inc., 8.125% due 3/1/11 ...................................        54,082
   25,000   Transdigm, Inc., 7.75% due 7/15/14 (c) .................................        25,937
  100,000   Williams Communication Group, Inc., 11.70% due 8/1/08 (a) (b) ..........            --
   50,000   Williams Communication Group, Inc., 11.875% due 8/1/10 (a) (b) .........            --
--------------------------------------------------------------------------------------------------
                                                                                         2,524,382
MATERIALS -- 1.31%
   90,000   Kaiser Aluminum & Chemical, 12.75% due 2/1/03 (a) ......................         2,475
  275,000   US Concrete, Inc., 8.375% due 4/1/14 ...................................       280,500
--------------------------------------------------------------------------------------------------
                                                                                           282,975
TELECOMMUNICATION SERVICES -- 1.42%
  280,000   Rodgers Wireless, Inc., 7.50% due 3/15/15 ..............................       304,850

TOTAL CORPORATE BONDS ..............................................................    14,539,369
--------------------------------------------------------------------------------------------------
(COST $14,065,970)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
HIGH YIELD FUND (CONTINUED)

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

SHARES OR
FACE AMOUNT COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 19.43%
CONSUMER DISCRETIONARY -- 8.79%
$ 492,000   Exide Technologies, 2.90% due 12/15/05 (a) (b) .........................  $         --
  550,000   Lions Gate Entertainment, 2.9375% due 10/15/24 .........................       626,313
  620,000   WMS Industries, 2.75% due 7/15/10 ......................................     1,267,125
--------------------------------------------------------------------------------------------------
                                                                                         1,893,438
ENERGY -- 0.24%
   49,000   Moran Energy, Inc., 8.75% due 1/15/08 ..................................        50,960
--------------------------------------------------------------------------------------------------
HEALTH CARE -- 3.76%
  635,000   Amylin Pharmaceuticals, Inc., 2.50% due 4/15/11 ........................       810,419
--------------------------------------------------------------------------------------------------
INDUSTRIALS -- 3.41%
  735,000   JetBlue Airways Corp., 3.75% due 3/15/35 ...............................       734,081
  132,000   OHM Corp., 8.00% due 10/1/06 (a) (b) ...................................            13
--------------------------------------------------------------------------------------------------
                                                                                           734,094
INFORMATION TECHNOLOGY -- 3.23%
  700,000   Fairchild Semiconductor, Inc., 5.00% due 11/1/08 .......................       695,625
--------------------------------------------------------------------------------------------------

TOTAL CONVERTIBLE CORPORATE BONDS ..................................................     4,184,536
--------------------------------------------------------------------------------------------------
(COST $3,369,171)

COMMON STOCKS -- 0.00%
--------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.00%

      550   Adelphia 13% PFD Escrow (b) ............................................            --
   55,000   Adelphia Recovery Trust (b) ............................................            --
--------------------------------------------------------------------------------------------------
                                                                                                --
TOTAL COMMON STOCKS ................................................................            --
--------------------------------------------------------------------------------------------------
(COST $50,888)

CONVERTIBLE PREFERRED STOCKS -- 3.07%
FINANCIALS -- 3.07%
   13,350   Boston Private Financial Corp., 4.875%, 10/01/34 .......................       662,494
--------------------------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS .................................................       662,494
--------------------------------------------------------------------------------------------------
(COST $638,782)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

SHARES OR
FACE AMOUNT COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT -- 8.61%
1,855,905   PNC Bank Money Market (d) ..............................................  $  1,855,905
--------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT .........................................................     1,855,905
--------------------------------------------------------------------------------------------------
(COST $1,855,905)

TOTAL INVESTMENTS -- 98.61% ........................................................    21,242,304
--------------------------------------------------------------------------------------------------
(COST $19,980,716)#

Other assets in excess of liabilities -- 1.39% .....................................       298,859
                                                                                      ------------
TOTAL NET ASSETS -- 100.00% ........................................................  $ 21,541,163
                                                                                      ============

(a) -- SECURITY IN DEFAULT.

(b) -- SECURITY VALUED AT FAIR VALUE UNDER PROCEDURES ADOPTED BY THE BOARD OF DIRECTORS.

(c) -- SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES
       ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.

(d) -- THE INTERST RATE ON MARCH 31, 2007 WAS 4.77%

#   -- FEDERAL INCOME TAX INFORMATION: NET UNREALIZED APPRECIATION OF
       INVESTMENTS IS COMPRISED OF GROSS APPRECIATION OF $1,515,776 AND GROSS DEPRECIATION OF $251,816 FOR FEDERAL INCOME TAX PURPOSE. AT MARCH 31, 2007, THE AGGREGATED COST OF SECURITIES FOR FEDERAL INCOME TAX PURPOSE WAS $19,978,344.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
USA GLOBAL FUND

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

SHARES       COMPANY                                                                  MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.55%
CONSUMER DISCRETIONARY -- 14.94%
    41,700   Gentex Corp. .........................................................   $    677,625
     9,100   Johnson Controls, Inc. ...............................................        861,042
     5,100   Las Vegas Sands Corp.* ...............................................        441,711
    18,200   McDonald's Corp. .....................................................        819,910
    14,200   Sotheby's ............................................................        631,616
    12,800   Tiffany & Co. ........................................................        582,144
--------------------------------------------------------------------------------------------------
                                                                                         4,014,048

CONSUMER STAPLES -- 11.28%
     8,800   Colgate-Palmolive Co .................................................        587,752
     8,800   Kimberly-Clark Corp. .................................................        602,712
    11,025   Procter & Gamble Co ..................................................        696,339
    10,700   The Coca-Cola Co .....................................................        513,600
    12,375   Wrigley, (Wm.) Jr. Co. ...............................................        630,259
--------------------------------------------------------------------------------------------------
                                                                                         3,030,662

ENERGY -- 2.22%
    18,800   Halliburton Co. ......................................................        596,712
--------------------------------------------------------------------------------------------------

FINANCIALS -- 5.10%
    15,000   AFLAC, Inc. ..........................................................        705,900
     9,900   American International Group, Inc. ...................................        665,478
--------------------------------------------------------------------------------------------------
                                                                                         1,371,378

HEALTH CARE -- 31.35%
    19,400   Abbott Laboratories ..................................................      1,082,520
    20,500   Baxter International, Inc. ...........................................      1,079,735
     8,800   DENTSPLY International, Inc ..........................................        288,200
    16,400   ev3, Inc.* ...........................................................        323,080
    24,400   IMS Health, Inc ......................................................        723,704
     6,400   Johnson & Johnson ....................................................        385,664
    13,000   Mentor Corp ..........................................................        598,000
     8,000   Millipore Corp.* .....................................................        579,760
    40,900   Schering-Plough Corp .................................................      1,043,359
    19,200   Sigma-Aldrich Corp. ..................................................        797,184
     8,600   Varian Medical Systems, Inc.* ........................................        410,134
     4,700   Waters Corp.* ........................................................        272,600
    16,800   Wyeth ................................................................        840,504
--------------------------------------------------------------------------------------------------
                                                                                         8,424,444

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

SHARES       COMPANY                                                                  MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
INDUSTRIALS -- 4.67%
     3,500   Expeditors International of Washington, Inc ..........................   $    144,620
     8,100   Getty Images, Inc.* ..................................................        393,903
    14,800   Heidrick & Struggles International, Inc.* ............................        717,060
--------------------------------------------------------------------------------------------------
                                                                                         1,255,583

INFORMATION TECHNOLOGY -- 27.99%
    28,530   Applied Materials, Inc ...............................................        522,669
     8,000   Broadcom Corp.* ......................................................        256,560
    16,800   Cabot Microelectronics Corp.* ........................................        562,968
    26,700   Cisco Systems, Inc.* .................................................        681,651
    18,900   Dolby Laboratories, Inc.* ............................................        652,239
    25,100   Entegris, Inc.* ......................................................        268,570
     9,500   FormFactor, Inc.* ....................................................        425,125
    22,000   Integrated Device Technology, Inc.* ..................................        339,240
    30,700   Intel Corp. ..........................................................        587,291
    11,200   KLA-Tencor Corp. .....................................................        597,184
    22,400   Microsoft Corp. ......................................................        624,288
    13,900   Molex, Inc ...........................................................        391,980
    22,600   Motorola, Inc ........................................................        399,342
    20,500   National Semiconductor Corp. .........................................        494,870
    20,400   Oracle Corp.* ........................................................        369,852
    15,100   Red Hat, Inc.* .......................................................        346,243
--------------------------------------------------------------------------------------------------
                                                                                         7,520,072

TOTAL COMMON STOCKS ...............................................................     26,212,899
--------------------------------------------------------------------------------------------------
(COST $18,444,240)

MONEY MARKET ACCOUNT -- 2.42%
   649,107   PNC Bank Money Market(a) .............................................        649,107
--------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT                                                                 649,107
--------------------------------------------------------------------------------------------------
(COST $649,107)

TOTAL INVESTMENTS -- 99.97% .......................................................     26,862,006
--------------------------------------------------------------------------------------------------
(COST $19,093,347)#

Other assets in excess of liabilities -- 0.03% ....................................          8,457
                                                                                      ------------

TOTAL NET ASSETS -- 100.00% .......................................................   $ 26,870,463
                                                                                      ============

 *  -- NON-INCOME PRODUCING SECURITY.

(a) -- THE INTERST RATE ON MARCH 31, 2007 WAS 4.77%

 #  -- FEDERAL INCOME TAX INFORMATION: NET UNREALIZED APPRECIATION OF
       INVESTMENTS IS COMPRISED OF GROSS APPRECIATION OF $7,902,057 AND GROSS DEPRECIATION OF $164,753 FOR FEDERAL INCOME TAX PURPOSE. AT MARCH 31, 2007, THE AGGREGATED COST OF SECURITIES FOR FEDERAL INCOME TAX PURPOSE WAS $19,124,702.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
SCIENCE & TECHNOLOGY
FUND

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

SHARES      COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
COMON STOCKS -- 95.18%
CONSUMER DISCRETIONARY -- 1.68%
    6,800   eBay, Inc. * .........................................................    $    225,420
--------------------------------------------------------------------------------------------------

HEALTH CARE -- 37.46%
    2,600   Abbott Laboratories ..................................................         145,080
   13,700   Align Technology, Inc.* ..............................................         217,282
    6,200   American Medical Systems Holdings, Inc.* .............................         131,254
    5,200   AMN Healthcare Services, Inc. * ......................................         117,624
    6,900   Amylin Pharmaceuticals, Inc.* ........................................         257,784
    5,000   Barr Pharmaceuticals, Inc.* ..........................................         231,750
    2,500   Bayer AG (a) .........................................................         159,925
    2,000   C. R. Bard, Inc ......................................................         159,020
    4,500   Charles River Laboratories International, Inc.* ......................         208,170
    2,100   Covance, Inc.* .......................................................         124,614
   11,100   ev3, Inc.* ...........................................................         218,670
    2,000   Gilead Sciences, Inc. * ..............................................         153,000
    8,200   IMS Health, Inc ......................................................         243,212
    4,500   InterMune, Inc. * ....................................................         110,970
    9,700   LifeCell Corp. * .....................................................         242,209
    6,400   Medicis Pharmaceutical Corp ..........................................         197,248
    6,100   MedImmune, Inc.* .....................................................         221,979
    4,825   Mentor Corp ..........................................................         221,950
   11,900   Neurometrix, Inc. * ..................................................         115,549
    7,100   Pharmaceutical Product Development, Inc. .............................         239,199
   11,300   QIAGEN N.V. * ........................................................         194,134
    8,100   Schering-Plough Corp .................................................         206,631
    2,400   Shire PLC (a) ........................................................         148,560
    3,200   Sigma-Aldrich Corp. ..................................................         132,864
    3,900   Teva Pharmaceutical Industries, Ltd. (a) .............................         145,977
    2,700   Varian Medical Systems, Inc.* ........................................         128,763
    3,200   Waters Corp.* ........................................................         185,600
    3,600   Wyeth ................................................................         180,108
--------------------------------------------------------------------------------------------------
                                                                                         5,039,126

INDUSTRIALS -- 3.56%
   11,700   Hewitt Associates, Inc.* .............................................         341,991
    2,900   Monster Worldwide, Inc. * ............................................         137,373
--------------------------------------------------------------------------------------------------
                                                                                           479,364

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

SHARES      COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INFORMATION TECHNOLOGY -- 52.48%
    8,900   ADTRAN, Inc. .........................................................    $    216,715
   10,200   Altera Corp. .........................................................         203,898
   10,500   Applied Materials, Inc ...............................................         192,360
   12,700   BEA Systems, Inc.* ...................................................         147,193
    4,300   Broadcom Corp. * .....................................................         137,901
   10,800   Cabot Microelectronics Corp.* ........................................         361,908
    6,500   Cadence Design Systems, Inc.* ........................................         136,890
    4,400   CheckFree Corp.* .....................................................         163,196
    8,675   Cisco Systems, Inc.* .................................................         221,473
    5,000   Citrix Systems, Inc.* ................................................         160,150
    7,200   Corning, Inc.* .......................................................         163,728
    7,700   Cree, Inc.* ..........................................................         126,742
    5,700   Dolby Laboratories, Inc.* ............................................         196,707
   14,700   EMC Corp .............................................................         203,595
   12,400   Entegris, Inc.* ......................................................         132,680
    2,000   Equinix, Inc.* .......................................................         171,260
    2,100   F5 Networks, Inc. * ..................................................         140,028
    5,100   FormFactor, Inc.* ....................................................         228,225
    8,825   Intel Corp. ..........................................................         168,822
   15,100   Jabil Circuit, Inc. ..................................................         323,291
    5,400   Manhattan Associates, Inc.* ..........................................         148,122
    7,250   Maxim Integrated Products, Inc .......................................         213,150
    4,550   Microchip Technology, Inc ............................................         161,661
    7,000   Microsoft Corp. ......................................................         195,090
    8,100   MKS Instruments, Inc.* ...............................................         206,712
    6,700   Molex, Inc ...........................................................         188,940
   13,800   Motorola, Inc ........................................................         243,846
    4,700   National Instruments Corp. ...........................................         123,281
    8,100   Nokia Oyj (a) ........................................................         185,652
    5,700   Novellus System, Inc. * ..............................................         182,514
    8,900   Oracle Corp.* ........................................................         161,357
   11,600   Red Hat, Inc.* .......................................................         265,988
    3,700   SanDisk Corp. * ......................................................         162,060
   13,500   Semtech Corp.* .......................................................         181,980

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
SCIENCE & TECHNOLOGY
FUND (CONTINUED)

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

SHARES      COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INFORMATION TECHNOLOGY -- 52.48% -- (CONTINUED)
    9,200   Symantec Corp.* ......................................................    $    159,160
    4,400   Texas Instruments, Inc. ..............................................         132,440
    6,200   Trimble Navigation, Ltd.* ............................................         166,408
    5,900   Yahoo! Inc. * ........................................................         184,611
--------------------------------------------------------------------------------------------------
                                                                                         7,059,734

TOTAL COMMON STOCKS ..............................................................      12,803,644
--------------------------------------------------------------------------------------------------
(COST $10,894,434)

MONEY MARKET ACCOUNT -- 4.84%
  650,930   PNC Bank Money Market (b) ............................................         650,930
--------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT .......................................................         650,930
--------------------------------------------------------------------------------------------------
(COST $650,930)

TOTAL INVESTMENTS -- 100.02% .....................................................      13,454,574#
--------------------------------------------------------------------------------------------------
(COST $11,545,364)

Liabilities in excess of other assets -- (0.02%) .................................          (2,618)
                                                                                      ------------
TOTAL NET ASSETS -- 100.00% ......................................................    $ 13,451,956
                                                                                      ============

(a) -- AMERICAN DEPOSITORY RECEIPT.

(b) -- THE INTEREST RATE ON MARCH 31, 2007 WAS 4.77%.

  * -- NON-INCOME PRODUCING SECURITY.

  # -- FEDERAL INCOME TAX INFORMATION: NET UNREALIZED APPRECIATION OF
       INVESTMENTS IS COMPRISED OF GROSS APPRECIATION OF $2,286,852 AND GROSS DEPRECIATION OF $549,370 FOR FEDERAL INCOME TAX PURPOSE. AT MARCH 31, 2007, THE AGGREGATED COST OF SECURITIES FOR FEDERAL INCOME TAX PURPOSE WAS $11,717,092.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
SMALL CAP FUND

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

SHARES      COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- 93.18%
CONSUMER DISCRETIONARY -- 29.12%
  111,805   Ameristar Casinos, Inc. ..............................................    $  3,590,059
  224,200   Borders Group, Inc. ..................................................       4,578,164
  106,525   Central Garden & Pet Co.* ............................................       1,573,374
  213,050   Central Garden & Pet Co. -- Class A* .................................       3,131,835
  225,900   Christopher & Banks Corp. ............................................       4,398,273
  224,014   GameStop Corp.* ......................................................       7,296,136
  167,000   Gentex Corp. .........................................................       2,713,750
  326,000   Lions Gate Entertainment Corp.* ......................................       3,722,920
  111,100   Orient-Express Hotels Ltd. -- Class A ................................       6,646,002
   81,200   Oxford Industries, Inc ...............................................       4,014,528
  152,200   P.F. Chang's China Bistro, Inc.* .....................................       6,374,136
  119,150   Penn National Gaming, Inc.* ..........................................       5,054,343
   68,900   Pool Corp ............................................................       2,466,620
  148,600   Tuesday Morning Corp. ................................................       2,205,224
  122,300   Winnebago Industries, Inc. ...........................................       4,112,949
  241,600   WMS Industries, Inc.* ................................................       9,480,384
  129,600   Zale Corp.* ..........................................................       3,418,848
--------------------------------------------------------------------------------------------------
                                                                                        74,777,545

FINANCIALS -- 3.98%
  106,000   Boston Private Financial Holdings, Inc. ..............................       2,959,520
    7,900   Morningstar, Inc.* ...................................................         407,956
  118,450   Raymond James Financial, Inc. ........................................       3,525,072
  114,600   W.P. Stewart & Co., Ltd. .............................................       1,154,022
   51,600   Wilmington Trust Corp. ...............................................       2,175,972
--------------------------------------------------------------------------------------------------
                                                                                        10,222,542

HEALTH CARE -- 23.40%
  347,800   Align Technology, Inc.* ..............................................       5,516,108
  205,000   American Medical Systems Holdings, Inc.* .............................       4,339,850
  101,000   AMN Healthcare Services, Inc.* .......................................       2,284,620
  170,050   Amylin Pharmaceuticals, Inc.* ........................................       6,353,068
   90,800   Charles River Laboratories International, Inc.* ......................       4,200,408
   83,800   Covance, Inc.* .......................................................       4,972,692
  236,900   ev3, Inc.* ...........................................................       4,666,930
  149,250   Immucor, Inc.* .......................................................       4,392,427
  107,000   InterMune, Inc.* .....................................................       2,638,620
  148,700   Medicis Pharmaceutical Corp. -- Class A ..............................       4,582,934
  106,500   Mentor Corp ..........................................................       4,899,000
  169,900   Pharmaceutical Product Development, Inc. .............................       5,723,931
  157,600   PSS World Medical, Inc.* .............................................       3,331,664
   97,500   Wright Medical Group, Inc.* ..........................................       2,173,275
--------------------------------------------------------------------------------------------------
                                                                                        60,075,527

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
SMALL CAP FUND (CONTINUED)

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

SHARES      COMPANY                                                                   MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
INDUSTRIALS -- 15.01%
   62,700   Bright Horizons Family Solutions, Inc.* ..............................    $  2,366,925
  353,600   Corinthian Colleges, Inc.* ...........................................       4,862,000
  193,200   DeVry, Inc ...........................................................       5,670,420
  203,300   Educate, Inc.* .......................................................       1,557,278
  146,000   FirstService Corp.* ..................................................       4,026,680
  140,700   Heidrick & Struggles International, Inc.* ............................       6,816,915
   62,700   ITT Educational Services, Inc.* ......................................       5,109,423
  191,500   Korn/Ferry International * ...........................................       4,393,010
  189,600   Navigant Consulting, Inc.* ...........................................       3,746,496
--------------------------------------------------------------------------------------------------
                                                                                        38,549,147

INFORMATION TECHNOLOGY -- 21.67%
  207,700   ADTRAN, Inc. .........................................................       5,057,495
  209,100   Cabot Microelectronics Corp.* ........................................       7,006,941
  219,700   Cree, Inc.* ..........................................................       3,616,262
  212,000   Dolby Laboratories, Inc.* ............................................       7,316,120
   46,000   Equinex, Inc.* .......................................................       3,938,980
  235,900   Fairchild Semiconductor International, Inc.* .........................       3,944,248
   99,000   FormFactor, Inc.* ....................................................       4,430,250
  149,000   Manhattan Associates, Inc.* ..........................................       4,087,070
  357,800   Micrel, Inc.* ........................................................       3,942,956
  210,100   MKS Instruments, Inc.* ...............................................       5,361,752
  110,300   National Instruments Corp. ...........................................       2,893,169
  226,400   Semtech Corp.* .......................................................       3,051,872
   36,600   Trimble Navigation Ltd.* .............................................         982,344
--------------------------------------------------------------------------------------------------
                                                                                        55,629,459

TOTAL COMMON STOCKS ..............................................................     239,254,220
--------------------------------------------------------------------------------------------------
(COST $192,848,298)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

SHARES       COMPANY                                                                  MARKET VALUE
--------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT -- 7.09%
18,211,396   PNC Bank Money Market (a) ............................................   $ 18,211,396
--------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT ........................................................     18,211,396
--------------------------------------------------------------------------------------------------
(COST $18,211,396)

TOTAL INVESTMENTS -- 100.27% ......................................................    257,465,616
--------------------------------------------------------------------------------------------------
(COST $211,059,694)#

Liabilities in excess of other assets -- (0.27%) ..................................       (704,424)
                                                                                      ------------

TOTAL NET ASSETS -- 100.00% .......................................................   $256,761,192
                                                                                      ============

  * -- NON-INCOME PRODUCING SECURITY.

(a) -- THE INTEREST RATE ON MARCH 31, 2007 WAS 4.77%.

  # -- FEDERAL INCOME TAX INFORMATION: NET UNREALIZED APPRECIATION OF
       INVESTMENTS IS COMPRISED OF GROSS APPRECIATION OF $56,124,640 AND GROSS DEPRECIATION OF $9,898,369 FOR FEDERAL INCOME TAX PURPOSE. AT MARCH 31, 2007, THE AGGREGATED COST OF SECURITIES FOR FEDERAL INCOME TAX PURPOSE WAS $211,239,345.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
MID CAP FUND

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007
********************************************************************************

SHARES       COMPANY                                                                  MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- 100.06%
CONSUMER DISCRETIONARY -- 27.37%
     6,900   Abercrombie & Fitch Co.-Class A ......................................   $    522,192
     9,600   Autoliv, Inc. ........................................................        548,256
    13,249   Barnes & Noble, Inc. .................................................        522,673
     9,300   Brunswick Corp. ......................................................        296,205
    17,100   Chico's FAS, Inc.* ...................................................        417,753
    46,000   EMI Group PLC (a) ....................................................        410,513
    40,400   Gentex Corp. .........................................................        656,500
    10,200   LIFE TIME FITNESS, Inc.* .............................................        524,382
     3,150   Mohawk Industries, Inc.* .............................................        258,458
    14,100   Penn National Gaming, Inc.* ..........................................        598,122
    21,200   PetSmart, Inc. .......................................................        698,752
     7,800   Polo Ralph Lauren Corp. ..............................................        687,570
     9,600   Royal Caribbean Cruises Ltd ..........................................        404,736
    21,600   The Talbots, Inc. ....................................................        510,192
    13,800   Tiffany & Co. ........................................................        627,624
    29,200   Urban Outfitters, Inc.* ..............................................        774,092
     6,600   Weight Watchers International, Inc ...................................        304,194
    10,600   Williams-Sonoma, Inc .................................................        375,876
--------------------------------------------------------------------------------------------------
                                                                                         9,138,090

CONSUMER STAPLES -- 1.53%
    11,400   Whole Foods Market, Inc. .............................................        511,290
--------------------------------------------------------------------------------------------------

FINANCIALS -- 9.84%
     9,800   A.G. Edwards, Inc ....................................................        677,964
    29,300   Janus Capital Group, Inc. ............................................        612,663
     5,600   Legg Mason, Inc. .....................................................        527,576
    19,376   Morningstar, Inc.* ...................................................      1,000,577
     9,900   T. Rowe Price Group, Inc .............................................        467,181
--------------------------------------------------------------------------------------------------
                                                                                         3,285,961

HEALTH CARE -- 29.43%
    23,900   Amylin Pharmaceuticals, Inc.* ........................................        892,904
    14,600   Barr Pharmaceuticals, Inc.* ..........................................        676,710
    18,700   Charles River Laboratories International, Inc.* ......................        865,062
     8,400   Dade Behring Holdings, Inc. ..........................................        368,340
    11,500   DENTSPLY International, Inc ..........................................        376,625
    26,200   Endo Pharmaceuticals Holdings, Inc.* .................................        770,280
    30,200   IMS Health, Inc ......................................................        895,732

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

SHARES       COMPANY                                                                  MARKET VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
HEALTH CARE -- 29.43% -- (CONTINUED)
    21,800   Medicis Pharmaceutical Corp ..........................................   $    671,876
    23,500   MedImmune, Inc.* .....................................................        855,165
     6,200   Millipore Corp.* .....................................................        449,314
    19,900   Pharmaceutical Product Development, Inc. .............................        670,431
    41,200   QIAGEN N.V. * ........................................................        707,816
    13,200   Shire PLC (a) ........................................................        817,080
    11,400   Sigma-Aldrich Corp. ..................................................        473,328
     5,825   Waters Corp.* ........................................................        337,850
--------------------------------------------------------------------------------------------------
                                                                                         9,828,513

INDUSTRIALS -- 9.47%
    10,500   ChoicePoint, Inc.* ...................................................        393,015
    20,100   DeVry, Inc ...........................................................        589,935
    34,200   Hewitt Associates, Inc.* .............................................        999,666
    26,850   Iron Mountain, Inc.* .................................................        701,590
    10,100   Monster Worldwide, Inc.* .............................................        478,437
--------------------------------------------------------------------------------------------------
                                                                                         3,162,643

INFORMATION TECHNOLOGY -- 22.42%
    32,800   Altera Corp.* ........................................................        655,672
    48,400   BEA Systems, Inc.* ...................................................        560,956
    18,300   Cadence Design Systems, Inc.* ........................................        385,398
    17,200   CheckFree Corp.* .....................................................        637,948
    18,300   Citrix Systems, Inc.* ................................................        586,149
     7,500   F5 Networks, Inc. * ..................................................        500,100
     9,200   Garmin Ltd ...........................................................        498,180
    27,600   Jabil Circuit, Inc. ..................................................        590,916
     9,300   KLA-Tencor Corp. .....................................................        495,876
    18,500   National Semiconductor Corp. .........................................        446,590
    22,000   Novellus Systems, Inc.* ..............................................        704,440
    44,100   Red Hat, Inc.* .......................................................      1,011,213
     9,400   SanDisk Corp. * ......................................................        411,720
--------------------------------------------------------------------------------------------------
                                                                                         7,485,158

TOTAL COMMON STOCKS ...............................................................     33,411,655
--------------------------------------------------------------------------------------------------
(COST $28,135,396)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

AFBA 5STAR
MID CAP FUND (CONTINUED)

---------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2007

********************************************************************************

SHARES       COMPANY                                                                  MARKET VALUE
--------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNT -- 0.41%
   136,815   PNC Bank Money Market (b) ............................................   $    136,815
--------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET ACCOUNT ........................................................        136,815
--------------------------------------------------------------------------------------------------
(COST $136,815)

TOTAL INVESTMENTS -- 100.47% ......................................................     33,548,470
--------------------------------------------------------------------------------------------------
(COST $28,272,211)#

Liabilities in excess of other assets -- (0.47%) ..................................       (156,823)
                                                                                      ------------

TOTAL NET ASSETS -- 100.00% .......................................................   $ 33,391,647
                                                                                      ============

(a) -- AMERICAN DEPOSITORY RECEIPT

(b) -- THE INTEREST RATE ON MARCH 31, 2007 WAS 4.77%.

  * -- NON-INCOME PRODUCING SECURITY.

  # -- FEDERAL INCOME TAX INFORMATION: NET UNREALIZED APPRECIATION OF
       INVESTMENTS IS COMPRISED OF GROSS APPRECIATION OF $5,767,891 AND GROSS DEPRECIATION OF $515,689 FOR FEDERAL INCOME TAX PURPOSE. AT MARCH 31, 2007, THE AGGREGATED COST OF SECURITIES FOR FEDERAL INCOME TAX PURPOSE WAS $28,296,268.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

STATEMENTS OF ASSETS
AND LIABILITIES

---------------------------------------------

March 31, 2007
********************************************************************************

                                                                                          BALANCED       LARGE CAP      HIGH YIELD
                                                                                            FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments at value .............................................................   $ 88,413,206   $  24,356,652   $ 21,242,304
   Receivables:
      Dividends .....................................................................         61,258          13,665          8,135
      Interest ......................................................................        487,883           4,610        363,129
      Capital shares sold ...........................................................         85,139             376            562
   Prepaid expenses and other assets ................................................         26,298          23,170         23,666
                                                                                        ------------   -------------   ------------
         Total assets ...............................................................     89,073,784      24,398,473     21,637,796
                                                                                        ------------   -------------   ------------

LIABILITIES:
   Payables:
      Investment securities purchased ...............................................        200,150              --             --
      Capital shares redeemed .......................................................         52,144              --          1,937
      Dividend distributions ........................................................        299,106              --         54,472
      Administrative fees ...........................................................         10,870           2,978          2,687
      Professional fees .............................................................         20,867          20,867         20,867
      Custody fees ..................................................................          2,604           2,261          2,293
      To advisor ....................................................................         40,760           6,569          2,280
      Other accrued expenses ........................................................         36,305           7,075         12,097
                                                                                        ------------   -------------   ------------
         Total liabilities ..........................................................        662,806          39,750         96,633
                                                                                        ------------   -------------   ------------
NET ASSETS ..........................................................................   $ 88,410,978   $  24,358,723   $ 21,541,163
                                                                                        ============   =============   ============
NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital) ......................................   $ 73,304,387   $  20,108,066   $ 19,914,242
   Accumulated net investment income ................................................          3,396              --         14,090
   Accumulated net realized gain (loss) from investment transactions ................      1,377,611      (1,091,443)       351,243
   Net unrealized appreciation from investment transactions .........................     13,725,584       5,342,100      1,261,588
                                                                                        ------------   -------------   ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .........................................   $ 88,410,978   $  24,358,723   $ 21,541,163
                                                                                        ============   =============   ============
   Investments at cost ..............................................................   $ 74,687,622   $  19,014,552   $ 19,980,716
                                                                                        ============   =============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                                                                                          BALANCED       LARGE CAP      HIGH YIELD
                                                                                            FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
   Net Assets .......................................................................   $ 47,390,342   $  23,145,171   $ 13,234,380
                                                                                        ============   =============   ============
   Shares of Capital Stock Outstanding ..............................................      3,389,527       1,500,884      1,453,845
                                                                                        ============   =============   ============
   Net Asset Value Per Share ........................................................   $      13.98   $       15.42   $       9.10
                                                                                        ============   =============   ============

CLASS A SHARES
   Net Assets .......................................................................   $ 24,260,322   $     698,668   $  4,011,450
                                                                                        ============   =============   ============
   Shares of Capital Stock Outstanding ..............................................      1,675,553          45,759        413,022
                                                                                        ============   =============   ============
   Net Asset Value Per Share ........................................................   $      14.48   $       15.27   $       9.71
                                                                                        ============   =============   ============

CLASS B SHARES
   Net Assets .......................................................................   $  1,878,481   $      65,342   $  2,166,626
                                                                                        ============   =============   ============
   Shares of Capital Stock Outstanding ..............................................        131,570           4,465        225,905
                                                                                        ============   =============   ============
   Net Asset Value Per Share ........................................................   $      14.28   $       14.63   $       9.59
                                                                                        ============   =============   ============

CLASS C SHARES
   Net Assets .......................................................................   $ 14,868,414   $     437,824   $  2,117,227
                                                                                        ============   =============   ============
   Shares of Capital Stock Outstanding ..............................................      1,040,738          29,910        224,229
                                                                                        ============   =============   ============
   Net Asset Value Per Share ........................................................   $      14.29   $       14.64   $       9.44
                                                                                        ============   =============   ============

CLASS R SHARES
   Net Assets .......................................................................   $     13,419   $      11,718   $     11,480
                                                                                        ============   =============   ============
   Shares of Capital Stock Outstanding ..............................................            973             786          1,283
                                                                                        ============   =============   ============
   Net Asset Value Per Share ........................................................   $      13.79   $       14.91   $       8.95
                                                                                        ============   =============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

STATEMENTS OF ASSETS
AND LIABILITIES (CONTINUED)

---------------------------------------------

March 31, 2007
********************************************************************************

                                                                                         USA GLOBAL       SCIENCE &
                                                                                            FUND       TECHNOLOGY FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments at value .............................................................   $ 26,862,006   $    13,454,574
   Receivables:
      Dividends .....................................................................         18,960             2,727
      Interest ......................................................................          3,339             2,386
      Capital shares sold ...........................................................         21,135               564
      From advisor ..................................................................             --             1,516
   Prepaid expenses and other assets ................................................         23,285            24,161
                                                                                        ------------   ---------------
         Total assets ...............................................................     26,928,725        13,485,928
                                                                                        ------------   ---------------

LIABILITIES:
   Payables:
      Capital shares redeemed .......................................................         12,799             2,900
      Administrative fees ...........................................................          3,306             1,656
      Professional fees .............................................................         20,867            20,867
      Custody fees ..................................................................          2,677             2,801
      To advisor ....................................................................          8,702                --
      Other accrued expenses ........................................................          9,911             5,748
                                                                                        ------------   ---------------
         Total liabilities ..........................................................         58,262            33,972
                                                                                        ------------   ---------------
NET ASSETS ..........................................................................   $ 26,870,463   $    13,451,956
                                                                                        ============   ===============

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital) ......................................   $ 21,227,634   $    11,566,349
   Accumulated net realized gain (loss) from investment transactions ................     (2,125,830)          (23,603)
   Net unrealized appreciation from investment transactions .........................      7,768,659         1,909,210
                                                                                        ============   ===============
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .........................................   $ 26,870,463   $    13,451,956
                                                                                        ============   ===============
   Investments at cost ..............................................................   $ 19,093,347   $    11,545,364
                                                                                        ============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                                                                                         USA GLOBAL       SCIENCE &
                                                                                            FUND       TECHNOLOGY FUND
----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
   Net Assets .......................................................................   $ 24,298,651   $     9,015,911
                                                                                        ============   ===============
   Shares of Capital Stock Outstanding ..............................................      1,387,017           643,625
                                                                                        ============   ===============
   Net Asset Value Per Share ........................................................   $      17.52   $         14.01
                                                                                        ============   ===============

CLASS A SHARES
   Net Assets .......................................................................   $  1,491,788   $     2,491,502
                                                                                        ============   ===============
   Shares of Capital Stock Outstanding ..............................................         86,122           180,293
                                                                                        ============   ===============
   Net Asset Value Per Share ........................................................   $      17.32   $         13.82
                                                                                        ============   ===============

CLASS B SHARES
   Net Assets .......................................................................   $     69,616   $        90,881
                                                                                        ============   ===============
   Shares of Capital Stock Outstanding ..............................................          4,181             6,879
                                                                                        ============   ===============
   Net Asset Value Per Share ........................................................   $      16.65   $         13.21
                                                                                        ============   ===============

CLASS C SHARES
   Net Assets .......................................................................   $    998,504   $     1,838,865
                                                                                        ============   ===============
   Shares of Capital Stock Outstanding ..............................................         59,972           139,131
                                                                                        ============   ===============
   Net Asset Value Per Share ........................................................   $      16.65   $         13.22
                                                                                        ============   ===============

CLASS R SHARES
   Net Assets .......................................................................   $     11,904   $        14,797
                                                                                        ============   ===============
   Shares of Capital Stock Outstanding ..............................................            699             1,083
                                                                                        ============   ===============
   Net Asset Value Per Share ........................................................   $      17.02   $         13.66
                                                                                        ============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

STATEMENTS OF ASSETS
AND LIABILITIES (CONTINUED)

---------------------------------------------

March 31, 2007
********************************************************************************

                                                                        SMALL CAP         MID CAP
                                                                          FUND              FUND
----------------------------------------------------------------------------------------------------
ASSETS:
   Investments at value .........................................    $  257,465,616    $  33,548,470
   Receivables:
     Dividends ..................................................            63,390           15,435
     Interest ...................................................            78,615              906
     Capital shares sold ........................................            73,462           26,547
   Prepaid expenses and other assets ............................            27,398           21,792
                                                                     --------------    -------------
       Total assets .............................................       257,708,480       33,613,150
                                                                     --------------    -------------

LIABILITIES:
   Payables:
     Capital shares redeemed ....................................           588,086          165,454
     Administrative fees ........................................            31,654            4,178
     Professional fees ..........................................            20,867           20,867
     Custody fees ...............................................             5,576            2,400
     To advisor .................................................           192,091           11,212
     Other accrued expenses .....................................           109,014           17,392
                                                                     --------------    -------------
       Total liabilities ........................................           947,288          221,503
                                                                     --------------    -------------
NET ASSETS ......................................................    $  256,761,192    $  33,391,647
                                                                     ==============    =============

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital) ..................    $  208,227,160    $  27,942,703
   Accumulated net realized gain from investment transactions ...         2,128,110          172,685
   Net unrealized appreciation from investment transactions .....        46,405,922        5,276,259
                                                                     --------------    -------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .....................    $  256,761,192    $  33,391,647
                                                                     ==============    =============
   Investments at cost ..........................................    $  211,059,694    $  28,272,211
                                                                     ==============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                                                                       SMALL CAP          MID CAP
                                                                          FUND              FUND
----------------------------------------------------------------------------------------------------
CLASS I SHARES
   Net Assets ...................................................    $   15,546,072    $  14,177,934
                                                                     ==============    =============
   Shares of Capital Stock Outstanding ..........................           810,206          873,241
                                                                     ==============    =============
   Net Asset Value Per Share ....................................    $        19.19    $       16.24
                                                                     ==============    =============

CLASS A SHARES
   Net Assets ...................................................    $  215,934,226    $  13,396,793
                                                                     ==============    =============
   Shares of Capital Stock Outstanding ..........................        11,414,204          835,049
                                                                     ==============    =============
   Net Asset Value Per Share ....................................    $        18.92    $       16.04
                                                                     ==============    =============

CLASS B SHARES
   Net Assets ...................................................    $    3,162,072    $     338,918
                                                                     ==============    =============
   Shares of Capital Stock Outstanding ..........................           174,276           21,954
                                                                     ==============    =============
   Net Asset Value Per Share ....................................    $        18.14    $       15.44
                                                                     ==============    =============

CLASS C SHARES
   Net Assets ...................................................    $   22,091,306    $   5,464,281
                                                                     ==============    =============
   Shares of Capital Stock Outstanding ..........................         1,216,844          353,694
                                                                     ==============    =============
   Net Asset Value Per Share ....................................    $        18.16    $       15.45
                                                                     ==============    =============

CLASS R SHARES
   Net Assets ...................................................    $       27,516    $      13,721
                                                                     ==============    =============
   Shares of Capital Stock Outstanding ..........................             1,468              864
                                                                     ==============    =============
   Net Asset Value Per Share ....................................    $        18.75    $       15.89
                                                                     ==============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

STATEMENTS
OF OPERATIONS

---------------------------------------------

Year Ended March 31, 2007
********************************************************************************

                                                                        BALANCED         LARGE CAP       HIGH YIELD
                                                                          FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .......................................................    $    1,073,856    $     209,571    $     35,735
Interest ........................................................         2,171,749           51,767       1,443,271
Foreign taxes withheld. .........................................              (735)          (5,006)             --
                                                                     --------------    -------------    ------------
                                                                          3,244,870          256,332       1,479,006
                                                                     --------------    -------------    ------------

EXPENSES:
Advisor fees ....................................................           675,705          181,397         181,623
Administration fees .............................................           131,741           35,345          35,504
12b-1 fees ......................................................           104,922            3,218          37,331
Transfer Agent fees .............................................            91,652           36,213          38,908
Shareholder service fees ........................................            81,305            2,226          24,597
Registration fees.. .............................................            47,345           46,862          46,426
Audit fees ......................................................            21,777           21,208          21,114
Legal fees. .....................................................            18,310           17,981          17,972
Custodian fees ..................................................            15,316           13,634          13,433
Printing fees ...................................................            15,009            4,044           4,109
Director fees ...................................................             9,857            7,701           7,758
Insurance fees ..................................................             5,946            3,536           4,049
Advisor fee recoupment ..........................................                --               --              --
Miscellaneous fees ..............................................            28,372           13,789          19,122
                                                                     --------------    -------------    ------------
   Total expenses before reimbursement and waivers ..............         1,247,257          387,154         451,946
   Less: expense reimbursement and waivers ......................          (148,827)         (91,475)       (144,827)
                                                                     --------------    -------------    ------------
   Net expenses .................................................         1,098,430          295,679         307,119
                                                                     --------------    -------------    ------------
   Net investment income (loss) .................................         2,146,440          (39,347)      1,171,887
                                                                     --------------    -------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions. .................         5,149,720           28,962         900,701
Net unrealized appreciation (depreciation) on investments. ......         1,717,082        2,360,912        (833,657)
                                                                     --------------    -------------    ------------
                                                                          6,866,802        2,389,874          67,044
                                                                     --------------    -------------    ------------

Net increase in net assets resulting from operations ............    $    9,013,242    $   2,350,527    $  1,238,931
                                                                     ==============    =============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

 USA GLOBAL       SCIENCE &         SMALL CAP       MID CAP
    FUND       TECHNOLOGY FUND        FUND            FUND
-------------------------------------------------------------

$   356,613    $      44,699      $    934,739    $   151,660
     47,576           28,523           807,732         59,430
         --             (720)               --             --
-----------    -------------      ------------    -----------
    404,189           72,502         1,742,471        211,090
-----------    -------------      ------------    -----------

    249,581           88,900         1,855,408        233,073
     49,084           17,213           360,941         45,172
      7,843           11,756           178,375         44,002
     56,079           22,241           261,527         53,622
      6,329            8,834           547,868         48,902
     47,463           49,055            56,423         50,282
     21,426           21,094            23,234         21,282
     18,119           17,891            19,137         17,989
     15,894           19,716            33,599         16,264
      5,772            1,929            40,952          5,097
      8,468            7,197            15,213          7,788
      4,667            2,849            11,431          3,370
         --               --           239,939             --
     15,921           12,644            50,849         14,953
-----------    -------------      ------------    -----------

    506,646          281,319         3,694,896        561,796

    (93,145)        (118,489)               --        (95,975)
-----------    -------------      ------------    -----------
    413,501          162,830         3,694,896        465,821
-----------    -------------      ------------    -----------
    (9,312)          (90,328)       (1,952,425)      (254,731)
-----------    -------------      ------------    -----------

  1,073,116          323,548         8,020,504        668,501

  1,237,659          264,327         5,456,811        779,975
-----------    -------------      ------------    -----------
  2,310,775          587,875        13,477,315      1,448,476
-----------    -------------      ------------    -----------

$ 2,301,463    $     497,547      $ 11,524,890    $ 1,193,745
===========    =============      ============    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

STATEMENTS OF CHANGES
IN NET ASSETS

---------------------------------------------

********************************************************************************

                                                                              BALANCED FUND
                                                                          YEAR             YEAR
                                                                         ENDED            ENDED
                                                                     MARCH 31, 2007   MARCH 31, 2006
----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss) ..................................   $    2,146,440   $    1,997,003
   Net realized gain (loss) from investment transactions .........        5,149,720        1,524,670
   Net unrealized appreciation (depreciation) on investments .....        1,717,082        3,328,158
                                                                     --------------   --------------

     Net increase in net assets resulting from operations ........        9,013,242        6,849,831

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................................       (2,145,463)      (2,083,998)
   Net realized gain from investment transactions ................       (1,027,107)              --
                                                                     --------------   --------------
     Total distributions to shareholders .........................       (3,172,570)      (2,083,998)

CAPITAL SHARE TRANSACTIONS:*
   Shares sold ...................................................       19,669,912       13,017,375
   Reinvested distributions ......................................        1,301,081        1,708,627
   Shares repurchased ............................................      (15,125,981)      (4,279,157)
   Redemption fess received ......................................            3,025            4,137
                                                                     --------------   --------------
     Net increase (decrease) from capital share transactions .....        5,848,037       10,450,982
                                                                     --------------   --------------
     Net increase (decrease) in net assets .......................       11,688,709       15,216,815
                                                                     --------------   --------------

NET ASSETS:
   Beginning of year .............................................       76,722,269       61,505,454
                                                                     --------------   --------------
   End of year ...................................................   $   88,410,978   $   76,722,269
                                                                     ==============   ==============
   Undistributed net investment income (loss) at end of year .....   $        3,396   $        2,419
                                                                     ==============   ==============

*Fund share transactions:

   Shares issued .................................................        1,397,676        1,010,779
   Reinvested distributions ......................................           92,087          135,304
   Shares redeemed ...............................................       (1,083,515)        (329,970)
                                                                     --------------   --------------
     Net increase (decrease) in fund shares ......................          406,248          816,113
                                                                     ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

        LARGE CAP FUND                    HIGH YIELD FUND
     YEAR             YEAR             YEAR             YEAR
    ENDED            ENDED            ENDED            ENDED
MARCH 31, 2007   MARCH 31, 2006   MARCH 31, 2007   MARCH 31, 2006
------------------------------------------------------------------
$      (39,347)  $      (18,718)  $    1,171,887   $    1,627,715
        28,962          840,214          900,701         (242,459)
     2,360,912        1,156,244         (833,657)         610,624
--------------   --------------   --------------   --------------

     2,350,527        1,977,740        1,238,931        1,995,880

                        (11,382)      (1,163,416)      (1,672,421)
            --               --         (241,506)        (460,140)
--------------   --------------   --------------   --------------
            --          (11,382)      (1,404,922)      (2,132,561)

       972,877          750,723        1,900,091        6,370,429
            --           11,126          657,863        1,873,388
    (1,284,898)      (1,444,201)      (6,813,124)     (27,548,734)
           343              320              624            2,813
--------------   --------------   --------------   --------------
      (311,678)        (682,032)      (4,254,546)     (19,302,104)
--------------   --------------   --------------   --------------
     2,038,849        1,284,326       (4,420,537)     (19,438,785)
--------------   --------------   --------------   --------------

    22,319,874       21,035,548       25,961,700       45,400,485
--------------   --------------   --------------   --------------
$   24,358,723   $   22,319,874   $   21,541,163   $   25,961,700
==============   ==============   ==============   ==============
$           --   $           --   $       14,090   $        4,758
==============   ==============   ==============   ==============

        67,809           56,844          206,844          657,444
            --              872           70,447          199,966
       (90,416)        (108,465)        (717,597)      (2,866,583)
--------------   --------------   --------------   --------------
       (22,607)         (50,749)        (440,306)      (2,009,173)
==============   ==============   ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                             USA GLOBAL FUND
                                                                          YEAR             YEAR
                                                                         ENDED            ENDED
                                                                     MARCH 31, 2007   MARCH 31, 2006
----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss ...........................................   $       (9,312)  $       (1,971)
   Net realized gain (loss) from investment transactions .........        1,073,116          (29,827)
   Net unrealized appreciation on investments ....................        1,237,659        5,556,368
                                                                     --------------   --------------
     Net increase in net assets resulting from operations ........        2,301,463        5,524,570

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................................               --          (15,940)
   Net realized gain from investment transactions ................               --               --
                                                                     --------------   --------------
        Total distributions to shareholders ......................               --          (15,940)

CAPITAL SHARE TRANSACTIONS:*
   Shares sold ...................................................          928,046        1,437,472
   Reinvested distributions ......................................               --           15,738
   Shares repurchased ............................................      (22,349,312)      (3,769,459)
   Redemption fees received ......................................            1,711              167
                                                                     --------------   --------------
     Net increase (decrease) from capital share transactions .....      (21,419,555)      (2,316,082)
                                                                     --------------   --------------
     Net increase (decrease) in net asset ........................      (19,118,092)       3,192,548
                                                                     --------------   --------------

NET ASSETS:
   Beginning of period ...........................................       45,988,555       42,796,007
                                                                     --------------   --------------
   End of period .................................................   $   26,870,463   $   45,988,555
                                                                     ==============   ==============
   Accumulated net investment income (loss) at end of period .....   $           --   $           --
                                                                     ==============   ==============

*Fund share transactions:
   Shares issured ................................................           57,656           96,608
   Reinvested distributions ......................................               --            1,056
   Shares redeemed ...............................................       (1,445,603)        (255,644)
                                                                     --------------   --------------
     Net increase (decrease) in fund shares ......................       (1,387,947)        (157,980)
                                                                     ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

           SCIENCE &
        TECHNOLOGY FUND                   SMALL CAP FUND                     MID CAP FUND
     YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
     ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
MARCH 31, 2007   MARCH 31, 2006   MARCH 31, 2007   MARCH 31, 2006   MARCH 31, 2007   MARCH 31, 2006
---------------------------------------------------------------------------------------------------
$      (90,328)  $      (57,528)  $   (1,952,425)  $   (1,703,772)  $     (254,731)  $     (147,704)
       323,548          556,901        8,020,504        1,319,804          668,501          194,594
       264,327        1,126,090        5,456,811       33,883,232          779,975        3,626,892
--------------   --------------   --------------   --------------   --------------   --------------
       497,547        1,625,463       11,524,890       33,499,264        1,193,745        3,673,782

            --               --               --               --               --               --
      (583,574)        (274,157)      (4,939,504)        (990,851)        (275,969)         (35,451)
--------------   --------------   --------------   --------------   --------------   --------------
      (583,574)        (274,157)      (4,939,504)        (990,851)        (275,969)         (35,451)

     6,536,427        1,758,804       77,928,340       69,923,008       15,194,738       12,308,238
       303,859          265,629        4,588,874          897,442          187,899           34,951
    (1,662,330)        (706,866)     (47,751,757)     (36,070,517)      (6,556,260)      (3,311,901)
         3,056               34            3,284            7,221            2,602            4,161
--------------   --------------   --------------   --------------   --------------   --------------
     5,181,012        1,317,601       34,768,741       34,757,154        8,828,979        9,035,449
--------------   --------------   --------------   --------------   --------------   --------------
     5,094,985        2,668,907       41,354,127       67,265,567        9,746,755       12,673,780
--------------   --------------   --------------   --------------   --------------   --------------

     8,356,971        5,688,064      215,407,065      148,141,498       23,644,892       10,971,112
--------------   --------------   --------------   --------------   --------------   --------------
$   13,451,956   $    8,356,971   $  256,761,192   $  215,407,065   $   33,391,647   $   23,644,892
==============   ==============   ==============   ==============   ==============   ==============
$           --   $           --   $           --   $           --   $           --   $           --
==============   ==============   ==============   ==============   ==============   ==============

       485,533          134,087        4,392,966        4,266,999        1,009,467          863,311
        23,804           21,367          258,190           55,725           12,444            2,455
      (126,889)         (55,102)      (2,723,494)      (2,194,700)        (432,252)        (228,638)
--------------   --------------   --------------   --------------   --------------   --------------
       382,448          100,352        1,927,662        2,128,024          589,659          637,128
==============   ==============   ==============   ==============   ==============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
BALANCED FUND

---------------------------------------------

********************************************************************************

                                                                                                CLASS I
-------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                               YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                         2007 (a)   2006 (a)     2005       2004       2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................................   $  13.04   $  12.19   $  11.37   $   9.14   $  11.34
                                                                          --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...........................................       0.38       0.39       0.41       0.45       0.29
      Net gain (loss) on securities (both realized and unrealized) ....       1.10       0.86       0.82       2.23      (2.18)
                                                                          --------   --------   --------   --------   --------
   Total from investment operations ...................................       1.48       1.25       1.23       2.68      (1.89)
                                                                          --------   --------   --------   --------   --------
   Less distributions:
      Dividends from net investment income. ...........................      (0.38)     (0.40)     (0.41)     (0.45)     (0.31)
      Distributions from capital gains ................................      (0.16)        --         --         --         --
                                                                          --------   --------   --------   --------   --------
   Total distributions ................................................      (0.54)     (0.40)     (0.41)     (0.45)     (0.31)
                                                                          --------   --------   --------   --------   --------
Net asset value, end of period ........................................   $  13.98   $  13.04   $  12.19   $  11.37   $   9.14
                                                                          ========   ========   ========   ========   ========
Total return ..........................................................      11.47%     10.42%     10.97%     29.61%    (16.71%)
                                                                          ========   ========   ========   ========   ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...............................   $     47   $     52   $     47   $     42   $     32
Ratio of expenses to average net assets ...............................       1.08%      1.08%      1.08%      1.08%      1.08%
Ratio of net investment income to average net assets ..................       2.76%      3.06%      3.49%      4.18%      3.06%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers ......................       1.25%      1.45%      1.87%      2.22%      2.42%
Ratio of net investment income to average net assets
   before contractual expense reimbursement and waivers ...............       2.59%      2.69%      2.70%      3.04%      1.72%
Portfolio turnover rate ...............................................         28%        18%        27%        43%        33%
------------------------------------------------------------------------------------------------------------------------------

(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                      CLASS A                                               CLASS B
------------------------------------------------------------------------------------------------------------
               YEARS ENDED MARCH 31,                                  YEARS ENDED MARCH 31,
2007 (a)   2006 (a)     2005       2004       2003     2007 (a)   2006 (a)     2005        2004       2003
------------------------------------------------------------------------------------------------------------
$  13.48   $  12.58   $  11.69   $   9.30   $  11.45   $  13.30   $  12.42   $  11.56   $   9.23   $  11.41
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------

    0.36       0.37       0.35       0.32       0.25       0.25       0.26       0.27       0.28       0.18
    1.13       0.89       0.89       2.39      (2.14)      1.12       0.90       0.86       2.33      (2.18)
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    1.49       1.26       1.24       2.71      (1.89)      1.37       1.16       1.13       2.61      (2.00)
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------

   (0.33)     (0.36)     (0.35)     (0.32)     (0.26)     (0.23)     (0.28)     (0.27)     (0.28)     (0.18)
   (0.16)        --         --         --         --      (0.16)        --         --         --         --
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   (0.49)     (0.36)     (0.35)     (0.32)     (0.26)     (0.39)     (0.28)     (0.27)     (0.28)     (0.18)
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
$  14.48   $  13.48   $  12.58   $  11.69   $   9.30   $  14.28   $  13.30   $  12.42   $  11.56   $   9.23
========   ========   ========   ========   ========   ========   ========   ========   ========   ========
   11.19%     10.18%     10.72%     29.32%    (16.49%)    10.38%      9.40%      9.83%     28.40%    (17.51%)
========   ========   ========   ========   ========   ========   ========   ========   ========   ========

$     24   $     13   $      7   $      3   $   0.08   $      2   $      1   $   0.81   $   0.34   $   0.04
    1.33%      1.33%      1.33%      1.33%      1.33%      2.08%      2.08%      2.08%      2.08%      2.08%
    2.52%      2.82%      3.15%      3.97%      2.88%      1.77%      2.06%      2.40%      3.19%      2.28%

    1.51%      1.69%      2.25%      2.46%      2.72%      2.26%      2.44%      2.98%      3.20%      3.49%

    2.34%      2.46%      2.23%      2.84%      1.49%      1.59%      1.70%      1.50%      2.07%      0.87%
      28%        18%        27%        43%        33%        28%        18%        27%        43%        33%
------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
BALANCED FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                                CLASS C
---------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                          YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                      2007 (a)     2006 (a)       2005        2004       2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............................   $   13.32    $    12.44   $    11.57   $    9.23   $ 11.41
                                                                      ---------    ----------   ----------   ---------   -------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ........................................        0.25          0.26         0.27        0.26      0.18
     Net gain (loss) on securities
       (both realized and unrealized) .............................        1.12          0.89         0.87        2.34     (2.18)
                                                                      ---------    ----------   ----------   ---------   -------
   Total from investment operations ..............................         1.37          1.15         1.14        2.60     (2.00)
                                                                      ---------    ----------   ----------   ---------   -------

   Less distributions:
     Dividends from net investment income .........................       (0.24)        (0.27)       (0.27)      (0.26)    (0.18)
     Distributions from capital gains .............................       (0.16)           --           --          --        --
                                                                      ---------    ----------   ----------   ---------   -------
   Total distributions ............................................       (0.40)        (0.27)       (0.27)      (0.26)    (0.18)
                                                                      ---------    ----------   ----------   ---------   -------
Net asset value, end of period ....................................   $   14.29    $    13.32   $    12.44   $   11.57   $  9.23
                                                                      =========    ==========   ==========   =========   =======
Total return* .....................................................       10.37%         9.36%        9.89%      28.31%   (17.53%)
                                                                      =========    ==========   ==========   =========   =======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...........................   $      15    $       10   $        7   $       2   $  0.05
Ratio of expenses to average net assets** .........................        2.08%         2.08%        2.08%       2.08%     2.08%
Ratio of net investment income to average net assets** ............        1.77%         2.07%        2.36%       3.23%     2.22%
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers** ....................................        2.26%         2.45%        3.06%       3.20%     3.47%
Ratio of net investment income to average
   net assets before contractual expense
   reimbursement and waivers** ....................................        1.59%         1.70%        1.38%       2.11%     0.83%
Portfolio turnover rate ...........................................          28%           18%          27%         43%       33%
----------------------------------------------------------------------------------------------------------------------------------


                                                                                           CLASS R
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             FOR THE
                                                                        YEAR          YEAR         YEAR      PERIOD
                                                                        ENDED         ENDED        ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                           MARCH 31,     MARCH 31,    MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                     2007 (a)      2006 (a)       2005        2004#
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............................   $   12.92    $    12.08   $    11.25   $   11.36
                                                                      ---------    ----------   ----------   ---------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ........................................        0.30          0.32         0.33        0.05
     Net gain (loss) on securities
       (both realized and unrealized) .............................        1.13          0.86         0.84       (0.11)
                                                                      ---------    ----------   ----------   ---------
   Total from investment operations ...............................        1.43          1.18         1.17       (0.06)
                                                                      ---------    ----------   ----------   ---------

   Less distributions:
     Dividends from net investment income .........................       (0.40)        (0.34)       (0.34)      (0.05)
     Distributions from capital gains .............................       (0.16)           --           --          --
                                                                      ---------    ----------   ----------   ---------
   Total distributions ............................................       (0.56)        (0.34)       (0.34)      (0.05)
                                                                      ---------    ----------   ----------   ---------
Net asset value, end of period ....................................   $   13.79    $    12.92   $    12.08   $   11.25
                                                                      =========    ==========   ==========   =========
Total return* .....................................................       11.15%         9.87%       10.49%      (0.57%)
                                                                      =========    ==========   ==========   =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...........................   $    0.01    $     0.02   $     0.01   $    0.01
Ratio of expenses to average net assets** .........................        1.58%         1.58%        1.58%       1.58%
Ratio of net investment income to average net assets** ............        2.27%         2.58%        2.96%       3.82%
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers** ....................................        1.76%         1.95%        2.09%       2.50%
Ratio of net investment income to average
   net assets before contractual expense
   reimbursement and waivers** ....................................        2.09%         2.21%        2.45%       2.89%
Portfolio turnover rate ...........................................          28%           18%          27%         43%
------------------------------------------------------------------------------------------------------------------------

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

#     SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
LARGE CAP FUND

---------------------------------------------

********************************************************************************

                                                                                                  CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                                YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                        2007 (a)     2006 (a)       2005      2004         2003
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................   $  13.92     $  12.72     $ 12.55    $  8.94     $  13.00
                                                                         --------     --------     -------    -------     --------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ....................................      (0.02)       (0.01)       0.02      (0.03)        0.02
     Net gain (loss) on securities
        (both realized and unrealized) ...............................       1.52         1.22        0.16       3.66        (4.08)
                                                                         --------     --------     -------    -------     --------
   Total from investment operations ..................................       1.50         1.21        0.18       3.63        (4.06)
                                                                         --------     --------     -------    -------     --------

   Less distributions:
     Dividends from net investment income ............................         --        (0.01)      (0.01)     (0.02)          --
                                                                         --------     --------     -------    -------     --------
   Total distributions ...............................................         --        (0.01)      (0.01)     (0.02)          --
                                                                         --------     --------     -------    -------     --------
Net asset value, end of period .......................................   $  15.42     $  13.92     $ 12.72    $ 12.55     $   8.94
                                                                         ========     ========     =======    =======     ========
Total return .........................................................      10.78%        9.50%       1.45%     40.60%      (31.23%)
                                                                         ========     ========     =======    =======     ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ..............................   $     23     $     22     $    20    $    22     $     15
Ratio of expenses to average net assets ..............................       1.28%        1.28%       1.28%      1.08%        1.08%
Ratio of net investment income (loss) to average net assets. .........      (0.15%)      (0.07%)      0.16%     (0.08%)       0.18%
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers .....................       1.68%        2.24%       3.22%      3.29%        3.63%
Ratio of net investment (loss) to average net assets before
   contractual expense reimbursement and waivers .....................      (0.55%)      (1.03%)     (1.78%)    (2.29%)      (2.37%)
Portfolio turnover rate ..............................................         23%          40%         24%        45%          13%
------------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
LARGE CAP FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                               CLASS A
----------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                               YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                        2007 (a)    2006 (a)      2005        2004       2003
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................    $  13.82    $  12.64    $  12.50    $  8.91    $  12.99
                                                                         --------    --------    --------    -------    --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ............................................       (0.05)      (0.04)      (0.01)     (0.03)         --
     Net gain (loss) on securities (both realized and unrealized) ...        1.50        1.22        0.15       3.62       (4.08)
                                                                         --------    --------    --------    -------    --------
   Total from investment operations .................................        1.45        1.18        0.14       3.59       (4.08)
                                                                         --------    --------    --------    -------    --------
Net asset value, end of period ......................................    $  15.27    $  13.82    $  12.64    $ 12.50    $   8.91
                                                                         ========    ========    ========    =======    ========
Total return ........................................................       10.49%       9.34%       1.12%     40.29%     (31.41%)
                                                                         ========    ========    ========    =======    ========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) .............................    $   0.70    $   0.43    $   0.41    $  0.37    $   0.12
Ratio of expenses to average net assets .............................        1.53%       1.53%       1.53%      1.33%       1.33%
Ratio of net investment loss to average net assets ..................       (0.38%)     (0.30%)     (0.07%)    (0.36%)     (0.05%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers ....................        1.92%       2.45%       3.59%      3.52%       3.93%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers ....................       (0.77%)     (1.22%)     (2.13%)    (2.55%)     (2.65%)
Portfolio turnover rate .............................................          23%         40%         24%        45%         13%
----------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                         CLASS B                                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------
                  YEARS ENDED MARCH 31,                                        YEARS ENDED MARCH 31,
2007 (a)    2006 (a)      2005        2004       2003      2007 (a)     2006 (a)       2005         2004       2003
-----------------------------------------------------------------------------------------------------------------------
$  13.35    $  12.31    $  12.26    $  8.80    $  12.93    $  13.35     $  12.31     $  12.26     $  8.81    $  12.93
--------    --------    --------    -------    --------    --------     --------     --------     -------    --------

   (0.15)      (0.13)      (0.09)     (0.05)      (0.08)      (0.16)       (0.13)       (0.10)         --       (0.08)
    1.43        1.17        0.14       3.51       (4.05)       1.45         1.17         0.15        3.45       (4.04)
--------    --------    --------    -------    --------    --------     --------     --------     -------    --------
    1.28        1.04        0.05       3.46       (4.13)       1.29         1.04         0.05        3.45       (4.12)
--------    --------    --------    -------    --------    --------     --------     --------     -------    --------
$  14.63    $  13.35    $  12.31    $ 12.26    $   8.80    $  14.64     $  13.35     $  12.31     $ 12.26    $   8.81
========    ========    ========    =======    ========    ========     ========     ========     =======    ========
    9.59%       8.45%       0.41%     39.32%     (31.94%)      9.66%        8.45%        0.41%      39.16%     (31.86%)
========    ========    ========    =======    ========    ========     ========     ========     =======    ========

$   0.07    $   0.09    $   0.12    $  0.06    $   0.02    $   0.44     $   0.26     $   0.23     $  0.18    $   0.03
    2.28%       2.28%       2.28%      2.08%       2.08%       2.28%        2.28%        2.28%       2.09%       2.08%
   (1.14%)     (1.06%)     (0.81%)    (1.07%)     (0.82%)     (1.15%)      (1.07%)      (0.79%)     (1.11%)     (0.83%)

    2.68%       3.30%       4.41%      4.29%       4.65%       2.68%        3.24%        4.27%       4.27%       4.66%

   (1.54%)     (2.08%)     (2.94%)    (3.28%)     (3.39%)     (1.55%)      (2.03%)      (2.78%)     (3.29%)     (3.41%)
      23%         40%         24%        45%         13%         23%          40%          24%         45%         13%
-----------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
LARGE CAP FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                                           CLASS R
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          FOR THE
                                                                                          YEAR       YEAR       YEAR       PERIOD
                                                                                          ENDED      ENDED      ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                             MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                                        2007 (a)   2006 (a)    2005       2004#
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................................   $   13.53  $   12.41  $   12.30  $   12.72
                                                                                        ---------  ---------  ---------  ---------

   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...........................................................       (0.09)     (0.07)     (0.04)        --
      Net gain (loss) on securities (both realized and unrealized) ..................        1.47       1.19       0.15      (0.42)
                                                                                        ---------  ---------  ---------  ---------
   Total from investment operations .................................................        1.38       1.12       0.11      (0.42)
                                                                                        ---------  ---------  ---------  ---------
Net asset value, end of period ......................................................   $   14.91  $   13.53  $   12.41  $   12.30
                                                                                        =========  =========  =========  =========
Total return* .......................................................................       10.20%      9.03%     (0.90%)    (3.30%)
                                                                                        =========  =========  =========  =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)..............................................   $    0.01  $    0.01  $    0.01  $    0.01
Ratio of expenses to average net assets** ...........................................        1.78%      1.78%      1.78%      1.61%
Ratio of net investment loss to average net assets** ................................       (0.65%)    (0.57%)    (0.33%)    (0.28%)
Ratio of expenses to average  net assets before
  contractual expense reimbursement and waivers** ...................................        2.19%      2.74%      3.88%      3.22%
Ratio of net investment loss to average net assets before
  contractual expense reimbursement and waivers** ...................................       (1.06%)    (1.53%)    (2.43%)    (1.90%)
Portfolio turnover rate .............................................................          23%        40%        24%        45%
------------------------------------------------------------------------------------------------------------------------------------

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

#     SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND

---------------------------------------------

********************************************************************************

                                                                                                   CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                                  YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007 (a)   2006 (a)    2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................................   $    9.15  $    9.13  $    9.23  $    8.04  $    8.26
                                                                             ---------  ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..............................................        0.49       0.45       0.29       0.37       0.54
      Net gain (loss) on securities (both realized and unrealized) .......        0.05       0.12      (0.06)      1.20      (0.23)
                                                                             ---------  ---------  ---------  ---------  ---------
   Total from investment operations ......................................        0.54       0.57       0.23       1.57       0.31
                                                                             ---------  ---------  ---------  ---------  ---------

   Less distributions:
      Dividends from net investment income ...............................       (0.49)     (0.45)     (0.29)     (0.38)     (0.53)
      Distributions from capital gains. ..................................       (0.10)     (0.10)     (0.04)        --         --
                                                                             ---------  ---------  ---------  ---------  ---------
   Total distributions ...................................................       (0.59)     (0.55)     (0.33)     (0.38)     (0.53)
                                                                             ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ...........................................   $    9.10  $    9.15  $    9.13  $    9.23  $    8.04
                                                                             =========  =========  =========  =========  =========
Total return .............................................................        6.11%      6.47%      2.54%     19.80%      4.11%
                                                                             =========  =========  =========  =========  =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ..................................   $      13  $      13  $      12  $      12  $      10
Ratio of expenses to average net assets ..................................        1.08%      1.08%      1.08%      1.08%      1.08%
Ratio of net investment income to average net assets .....................        5.44%      4.95%      3.18%      4.20%      6.72%
Ratio of expenses to average net assets before
  contractual expense reimbursement and waivers ..........................        1.72%      1.79%      2.09%      2.82%      4.57%
Ratio of net investment income to average net assets before
  contractual expense reimbursement and waivers ..........................        4.80%      4.24%      2.17%      2.46%      3.23%
Portfolio turnover rate ..................................................          10%        28%        47%        44%        36%
-----------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                                     CLASS A
----------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                                  YEARS ENDED  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                              2007 (a)   2006 (a)    2005       2004      2003
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................................    $   9.77   $   9.76   $  9.86   $  8.57   $   8.68
                                                                               --------   --------   -------   -------   --------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................................................        0.50       0.43      0.28      0.37       0.43
     Net gain (loss) on securities (both realized and unrealized) .........        0.05       0.16     (0.06)     1.28      (0.11)
                                                                               --------   --------   -------   -------   --------
   Total from investment operations .......................................        0.55       0.59      0.22      1.65       0.32
                                                                               --------   --------   -------   -------   --------

   Less distributions:
     Dividends from net investment income .................................       (0.51)     (0.48)    (0.28)    (0.36)     (0.43)
     Distributions from capital gains......................................       (0.10)     (0.10)    (0.04)       --         --
                                                                               --------   --------   -------   -------   --------
   Total distributions ....................................................       (0.61)     (0.58)    (0.32)    (0.36)     (0.43)
                                                                               --------   --------   -------   -------   --------
Net asset value, end of period ............................................    $   9.71   $   9.77   $  9.76   $  9.86   $   8.57
                                                                               ========   ========   =======   =======   ========
Total return ..............................................................        5.87%      6.22%     2.27%    19.54%      3.92%
                                                                               ========   ========   =======   =======   ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...................................    $      4   $      8   $    22   $     9   $      4
Ratio of expenses to average net assets ...................................        1.33%      1.33%     1.33%     1.33%      1.33%
Ratio of net investment income to average net assets ......................        5.18%      4.41%     2.90%     3.90%      6.10%
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers ..............................................        1.97%      2.09%     2.32%     3.06%      4.61%
Ratio of net investment income to average net assets before contractual
    expense reimbursement and waivers .....................................        4.54%      3.65%     1.91%     2.17%      2.82%
Portfolio turnover rate ...................................................          10%        28%       47%       44%        36%
----------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                     CLASS B                                                CLASS C
----------------------------------------------------------------------------------------------------------
               YEARS ENDED MARCH 31,                               YEARS ENDED MARCH 31,
2007 (a)   2006 (a)     2005     2004       2003     2007 (a)   2006 (a)     2005       2004        2003
----------------------------------------------------------------------------------------------------------
$   9.64   $   9.61   $  9.71   $  8.44   $   8.54   $   9.50   $   9.49   $   9.60   $  8.34   $    8.48
--------   --------   -------   -------   --------   --------   --------   --------   -------   ---------

    0.42       0.37      0.21      0.28       0.36       0.41       0.35       0.21      0.28        0.40
    0.05       0.14     (0.06)     1.27      (0.11)      0.05       0.15      (0.07)     1.26       (0.15)
--------   --------   -------   -------   --------   --------   --------   --------   -------   ---------
    0.47       0.51      0.15      1.55       0.25       0.46       0.50       0.14      1.54        0.25
--------   --------   -------   -------   --------   --------   --------   --------   -------   ---------

   (0.42)     (0.38)    (0.21)    (0.28)     (0.35)     (0.42)     (0.39)     (0.21)    (0.28)      (0.39)
   (0.10)     (0.10)    (0.04)       --         --      (0.10)     (0.10)     (0.04)       --          --
--------   --------   -------   -------   --------   --------   --------   --------   -------   ---------
   (0.52)     (0.48)    (0.25)    (0.28)     (0.35)     (0.52)     (0.49)     (0.25)    (0.28)      (0.39)
--------   --------   -------   -------   --------   --------   --------   --------   -------   ---------
$   9.59   $   9.64   $  9.61   $  9.71   $   8.44   $   9.44   $   9.50   $   9.49   $  9.60   $    8.34
========   ========   =======   =======   ========   ========   ========   ========   =======   =========
    5.05%      5.46%     1.54%    18.61%      3.17%      5.06%      5.46%      1.44%    18.73%       3.11%
========   ========   =======   =======   ========   ========   ========   ========   =======   =========

$      2   $      2   $     2   $     2   $   0.63   $      2   $      4   $      9   $     8   $       3
    2.08%      2.08%     2.08%     2.08%      2.08%      2.08%      2.08%      2.08%     2.08%       2.08%
    4.44%      3.93%     2.18%     3.10%      5.60%      4.42%      3.76%      2.18%     3.14%       5.29%

    2.72%      2.79%     3.11%     3.83%      5.47%      2.72%      2.84%      3.10%     3.82%       5.33%

    3.80%      3.22%     1.15%     1.35%      2.21%      3.78%      3.00%      1.16%     1.40%       2.04%
      10%        28%       47%       44%        36%        10%        28%        47%       44%         36%
----------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                                 CLASS R
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                                 YEAR        YEAR        YEAR       PERIOD
                                                                                 ENDED       ENDED       ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                    MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                               2007 (a)    2006 (a)     2005        2004#
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................................   $     9.00   $    8.99   $    9.09   $    9.06
                                                                              ----------   ---------   ---------   ---------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................................................         0.44        0.39        0.24        0.04
     Net gain (loss) on securities (both realized and unrealized)..........         0.05        0.12       (0.06)       0.02
                                                                              ----------   ---------   ---------   ---------
   Total from investment operations .......................................         0.49        0.51        0.18        0.06
                                                                              ----------   ---------   ---------   ---------

   Less distributions:
     Dividends from net investment income .................................        (0.44)      (0.40)      (0.24)      (0.03)
     Distributions from capital gains .....................................        (0.10)      (0.10)      (0.04)         --
                                                                              ----------   ---------   ---------   ---------
   Total distributions ....................................................        (0.54)      (0.50)      (0.28)      (0.03)
                                                                              ----------   ---------   ---------   ---------
Net asset value, end of period ............................................   $     8.95   $    9.00   $    8.99   $    9.09
                                                                              ==========   =========   =========   =========
Total return* .............................................................         5.60%       5.89%       2.00%       0.65%
                                                                              ==========   =========   =========   =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)....................................    $    0.01   $    0.01   $    0.01   $    0.01
Ratio of expenses to average net assets** .................................         1.58%       1.58%       1.58%       1.58%
Ratio of net investment income to average net assets**.....................         4.94%       4.45%       2.68%       3.41%
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers** ............................................         2.22%       2.28%       2.61%       3.15%
Ratio of net investment income to average net assets before contractual
   expense reimbursement and waivers** ....................................         4.30%       3.75%       1.65%       1.85%
Portfolio turnover rate ...................................................           10%         28%         47%         44%
-----------------------------------------------------------------------------------------------------------------------------

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

#     SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
USA GLOBAL FUND

---------------------------------------------

********************************************************************************

                                                                                                     CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                                    YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007 (a)    2006 (a)     2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................................   $  15.74   $   13.90   $  14.17   $  9.54   $  14.23
                                                                              --------   ---------   --------   -------   --------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .........................................         --        0.01       0.05        --      (0.02)
     Net gain (loss) on securities (both realized and unrealized) .........       1.78        1.84      (0.27)     4.63      (4.67)
                                                                              --------   ---------   --------   -------   --------
   Total from investment operations .......................................       1.78        1.85      (0.22)     4.63      (4.69)
                                                                              --------   ---------   --------   -------   --------
   Less distributions:
     Dividends from net investment income .................................         --       (0.01)     (0.05)       --         --
                                                                              --------   ---------   --------   -------   --------
   Total distributions ....................................................         --       (0.01)     (0.05)       --         --
                                                                              --------   ---------   --------   -------   --------
Net asset value, end of period ............................................   $  17.52   $   15.74   $  13.90   $ 14.17   $   9.54
                                                                              ========   =========   ========   =======   ========
Total return ..............................................................      11.31%      13.28%     (1.55%)   48.53%    (32.96%)
                                                                              ========   =========   ========   =======   ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions). ..................................   $     24   $      43   $     40   $    42   $     28
Ratio of expenses to average net assets ...................................       1.28%       1.28%      1.28%     1.08%      1.08%
Ratio of net investment income (loss) to average net assets. ..............       0.01%       0.04%      0.37%     0.04%     (0.19%)
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers ..............................................       1.58%       1.67%      2.12%     2.32%      2.49%
Ratio of net investment (loss) to average net assets before contractual
   expense reimbursement and waivers ......................................      (0.29%)     (0.35%)    (0.47%)   (1.20%)    (1.60%)
Portfolio turnover rate ...................................................         13%         16%        37%       23%        11%
------------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
USA GLOBAL FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                              CLASS A
------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                            YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                       2007 (a)   2006 (a)     2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................   $  15.59   $  13.80   $  14.08   $   9.51   $  14.22
                                                                        --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ..................................      (0.04)     (0.03)      0.03      (0.01)     (0.04)
      Net gain (loss) on securities (both realized and unrealized) ..       1.77       1.82      (0.28)      4.58      (4.67)
                                                                        --------   --------   --------   --------   --------
   Total from investment operations .................................       1.73       1.79      (0.25)      4.57      (4.71)
                                                                        --------   --------   --------   --------   --------
   Less distributions:
      Dividends from net investment income ..........................         --         --      (0.03)        --         --
                                                                        --------   --------   --------   --------   --------
   Total distributions ..............................................         --         --      (0.03)        --         --
                                                                        --------   --------   --------   --------   --------
Net asset value, end of period ......................................   $  17.32   $  15.59   $  13.80   $  14.08   $   9.51
                                                                        ========   ========   ========   ========   ========
Total return ........................................................      11.10%     12.97%     (1.81%)    48.05%    (33.12%)
                                                                        ========   ========   ========   ========   ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) .............................   $      1   $      2   $      1   $   0.57   $   0.10
Ratio of expenses to average net assets .............................       1.53%      1.53%      1.53%      1.34%      1.33%
Ratio of net investment income (loss) to average net assets .........      (0.23%)    (0.21%)     0.22%     (0.12%)    (0.46%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers ....................       1.85%      1.90%      2.48%      2.53%      2.71%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers ....................      (0.54%)    (0.58%)    (0.73%)    (1.31%)    (1.84%)
Portfolio turnover rate .............................................         13%        16%        37%        23%        11%
------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                       CLASS B                                           CLASS C
-------------------------------------------------------------------------------------------------------------
                 YEARS ENDED MARCH 31,                            YEARS ENDED MARCH 31,
2007 (a)   2006 (a)     2005       2004       2003     2007 (a)   2006 (a)     2005       2004       2003
-------------------------------------------------------------------------------------------------------------
$  15.10   $  13.47   $  13.82   $   9.40   $  14.17   $  15.11   $  13.47   $  13.82   $   9.40   $  14.16
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------

   (0.15)     (0.14)     (0.07)     (0.04)     (0.13)     (0.15)     (0.14)     (0.01)     (0.05)     (0.10)
    1.70       1.77      (0.28)      4.46      (4.64)      1.69       1.78      (0.34)      4.47      (4.66)
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    1.55       1.63      (0.35)      4.42      (4.77)      1.54       1.64      (0.35)      4.42      (4.76)
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------

      --         --         --         --         --         --         --         --         --         --
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      --         --         --         --         --         --         --         --         --         --
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
$  16.65   $  15.10   $  13.47   $  13.82   $   9.40   $  16.65   $  15.11   $  13.47   $  13.82   $   9.40
========   ========   ========   ========   ========   ========   ========   ========   ========   ========
   10.27%     12.10%     (2.53%)    47.02%    (33.66%)    10.19%     12.18%     (2.53%)    47.02%    (33.62%)
========   ========   ========   ========   ========   ========   ========   ========   ========   ========

$   0.07   $   0.05   $   0.05   $   0.05   $   0.01   $      1   $      1   $      2   $   0.43   $   0.09
    2.28%      2.28%      2.28%      2.09%      2.08%      2.28%      2.28%      2.28%      2.09%      2.08%
   (0.97%)    (0.98%)    (0.57%)    (0.88%)    (1.19%)    (0.97%)    (0.97%)    (0.50%)    (0.90%)    (1.15%)

    2.61%      2.68%      3.17%      3.32%      3.50%      2.61%      2.72%      3.23%      3.31%      3.56%

   (1.30%)    (1.38%)    (1.46%)    (2.12%)    (2.61%)    (1.29%)    (1.41%)    (1.45%)    (2.12%)    (2.63%)
      13%        16%        37%        23%        11%        13%        16%        37%        23%        11%
-------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
USA GLOBAL FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                               CLASS R
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                FOR THE
                                                                             YEAR        YEAR         YEAR      PERIOD
                                                                            ENDED       ENDED        ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                               MARCH 31,    MARCH 31,   MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                          2007 (a)    2006 (a)       2005       2004#
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................................   $   15.37   $    13.64   $   13.93   $   14.30
                                                                          ---------   ----------   ---------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..............................................       (0.07)       (0.07)      (0.02)      (0.37)
     Net gain (loss) on securities (both realized and unrealized) .....        1.72         1.80       (0.27)         --
                                                                          ---------   ----------   ---------   ---------
   Total from investment operations ...................................        1.65         1.73       (0.29)      (0.37)
                                                                          ---------   ----------   ---------   ---------
   Net asset value, end of period .....................................   $   17.02   $    15.37   $   13.64   $   13.93
                                                                          =========   ==========   =========   =========
Total return* .........................................................       10.74%       12.68%      (2.08%)     (2.59%)
                                                                          =========   ==========   =========   =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...............................   $    0.01   $     0.01   $    0.01   $    0.01
Ratio of expenses to average net assets** .............................        1.78%        1.78%       1.78%       1.61%
Ratio of net investment loss to average net assets** ..................       (0.47%)      (0.46%)     (0.12%)     (0.27%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** ....................        2.11%        2.17%       2.65%       2.51%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers** ....................       (0.80%)      (0.85%)     (0.99%)     (1.17%)
Portfolio turnover rate ...............................................          13%          16%         37%         23%
---------------------------------------------------------------------------------------------------------------------------

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

#     SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
SCIENCE & TECHNOLOGY FUND

---------------------------------------------

********************************************************************************

                                                                                               CLASS I
----------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                               YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                        2007 (a)    2006 (a)      2005       2004        2003
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................    $  14.34    $  11.73    $  12.49    $  6.76    $  11.38
                                                                         --------    --------    --------    -------    --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ............................................       (0.09)      (0.09)      (0.09)     (0.08)      (0.04)
     Net gain (loss) on securities (both realized and unrealized) ...        0.53        3.23       (0.65)      5.81       (4.58)
                                                                         --------    --------    --------    -------    --------
   Total from investment operations .................................        0.44        3.14       (0.74)      5.73       (4.62)
                                                                         --------    --------    --------    -------    --------
   Less distributions:
     Distributions from capital gains ...............................       (0.77)      (0.53)      (0.02)        --          --
                                                                         --------    --------    --------    -------    --------
   Total distributions ..............................................       (0.77)      (0.53)      (0.02)        --          --
                                                                         --------    --------    --------    -------    --------
Net asset value, end of period ......................................    $  14.01    $  14.34    $  11.73    $ 12.49    $   6.76
                                                                         ========    ========    ========    =======    ========
Total return ........................................................        3.56%      27.52%      (5.93%)    84.76%     (40.60%)
                                                                         ========    ========    ========    =======    ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) .............................    $      9    $      5    $      4    $     5    $      2
Ratio of expenses to average net assets .............................        1.28%       1.28%       1.28%      1.23%       1.08%
Ratio of net investment loss to average net assets ..................       (0.63%)     (0.66%)     (0.65%)    (0.78%)     (0.60%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers ....................        2.35%       4.91%       8.38%     10.53%      14.87%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers ....................       (1.70%)     (4.29%)     (7.75%)   (10.08%)    (14.39%)
Portfolio turnover rate .............................................          39%         44%         48%        44%         19%
----------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
SCIENCE & TECHNOLOGY FUND
              (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                                 CLASS A
------------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                                  YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2007 (a)   2006 (a)    2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................................  $   14.18  $   11.64  $   12.42  $    6.74  $   11.37
                                                                             ---------  ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .................................................      (0.12)     (0.12)     (0.07)     (0.05)     (0.05)
      Net gain (loss) on securities (both realized and unrealized)                0.53       3.19      (0.69)      5.73      (4.58)
                                                                             ---------  ---------  ---------  ---------  ---------
   Total from investment operations .......................................       0.41       3.07      (0.76)      5.68      (4.63)
                                                                             ---------  ---------  ---------  ---------  ---------
   Less distributions:
      Distributions from capital gains. ...................................      (0.77)     (0.53)     (0.02)        --         --
                                                                             ---------  ---------  ---------  ---------  ---------
   Total distributions ....................................................      (0.77)     (0.53)     (0.02)        --         --
                                                                             ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ............................................  $   13.82  $   14.18  $   11.64  $   12.42  $    6.74
                                                                             =========  =========  =========  =========  =========
Total return ..............................................................       3.38%     27.13%     (6.13%)    84.27%    (40.72%)
                                                                             =========  =========  =========  =========  =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...................................  $       2  $       2  $    0.95  $    0.26  $    0.03
Ratio of expenses to average net assets ...................................       1.53%      1.53%      1.53%      1.50%      1.33%
Ratio of net investment loss to average net ...............................      (0.88%)    (0.91%)    (0.86%)    (1.00%)    (0.84%)
assets
Ratio of expenses to average net assets before
  contractual expense reimbursement and waivers ...........................       2.59%      5.01%     11.70%     10.45%     15.72%
Ratio of net investment loss to average net assets before
  contractual expense reimbursement and waivers ...........................      (1.94%)    (4.39%)   (11.03%)    (9.96%)   (15.23%)
Portfolio turnover rate ...................................................         39%        44%        48%        44%        19%
------------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                   CLASS B                                                       CLASS C
--------------------------------------------------------------------------------------------------------------
                   YEARS ENDED MARCH 31,                                    YEARS ENDED MARCH 31,
2007 (a)   2006 (a)     2005        2004      2003     2007 (a)   2006 (a)     2005       2004       2003
--------------------------------------------------------------------------------------------------------------
$   13.70  $   11.34  $   12.19  $    6.67  $   11.33  $   13.71  $   11.34  $   12.19  $    6.67  $   11.33
---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

    (0.21)     (0.21)     (0.14)     (0.10)     (0.10)     (0.21)     (0.21)     (0.16)     (0.04)     (0.12)
     0.49       3.10      (0.69)      5.62      (4.56)      0.49       3.11      (0.67)      5.56      (4.54)
---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     0.28       2.89      (0.83)      5.52      (4.66)      0.28       2.90      (0.83)      5.52      (4.66)
---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

    (0.77)     (0.53)     (0.02)        --         --      (0.77)     (0.53)     (0.02)        --         --
---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    (0.77)     (0.53)     (0.02)        --         --      (0.77)     (0.53)     (0.02)        --         --
---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
$   13.21  $   13.70  $   11.34  $   12.19  $    6.67  $   13.22  $   13.71  $   11.34  $   12.19  $    6.67
=========  =========  =========  =========  =========  =========  =========  =========  =========  =========
     2.53%     26.24%     (6.82%)    82.76%    (41.13%)     2.53%     26.33%     (6.82%)    82.76%    (41.13%)
=========  =========  =========  =========  =========  =========  =========  =========  =========  =========

$    0.09  $    0.14  $    0.35  $    0.09  $    0.01  $       2  $       1  $    0.54  $    0.45  $    0.01
     2.28%      2.28%      2.28%      2.26%      2.08%      2.28%      2.28%      2.28%      2.27%      2.08%
   (1.63%)     (1.67%)    (1.63%)    (1.77%)    (1.60%)    (1.63%)    (1.66%     (1.65%)    (1.69%)    (1.61%)

     3.28%      6.18%     11.76%     11.17%     15.89%      3.34%      5.69%     10.91%     10.83%     15.75%

    (2.63%)    (5.57%)   (11.11%)   (10.68%)   (15.41%)    (2.69%)    (5.07%)   (10.28%)   (10.25%)   (15.28%)
       39%        44%        48%        44%        19%        39%        44%        48%        44%        19%
--------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
SCIENCE & TECHNOLOGY FUND
              (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                                          CLASS R
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          FOR THE
                                                                                          YEAR       YEAR       YEAR      PERIOD
                                                                                          ENDED      ENDED      ENDED      ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                             MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                                        2007 (a)   2006 (a)     2005      2004#
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................................  $   14.08  $   11.58  $   12.39  $   12.30
                                                                                        ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ............................................................      (0.15)     (0.15)     (0.14)     (0.02)
      Net gain (loss) on securities (both realized and unrealized) ...................       0.50       3.18      (0.65)      0.11
                                                                                        ---------  ---------  ---------  ---------
   Total from investment operations ..................................................       0.35       3.03      (0.79)      0.09
                                                                                        ---------  ---------  ---------  ---------
   Less distributions:
      Distributions from capital gains. ..............................................      (0.77)     (0.53)     (0.02)        --
                                                                                        ---------  ---------  ---------  ---------
   Total distributions ...............................................................      (0.77)     (0.53)     (0.02)        --
                                                                                        ---------  ---------  ---------  ---------
Net asset value, end of period .......................................................  $   13.66  $   14.08  $   11.58  $   12.39
                                                                                        =========  =========  =========  =========
Total return* ........................................................................       2.97%     26.92%     (6.39%)     0.73%
                                                                                        =========  =========  =========  =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ..............................................  $    0.01  $    0.01  $    0.01  $    0.01
Ratio of expenses to average net assets** ............................................       1.78%      1.78%      1.78%      1.78%
Ratio of net investment loss to average net assets** .................................      (1.13%)    (1.16%)    (1.14%)    (1.12%)
Ratio of expenses to average net assets before
  contractual expense reimbursement and waivers** ....................................       2.85%      5.44%      9.56%      6.74%
Ratio of net investment loss to average net assets before
  contractual expense reimbursement and waivers** ....................................      (2.20%)    (4.82%)    (8.92%)    (6.08%)
Portfolio turnover rate ..............................................................         39%        44%        48%        44%
------------------------------------------------------------------------------------------------------------------------------------

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

#     SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
SMALL CAP FUND

---------------------------------------------

********************************************************************************

                                                                                                   CLASS I
------------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                                   YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                            2007 (a)   2006 (a)     2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................................  $   18.70  $   15.68  $   15.18  $    8.29  $   12.62
                                                                             ---------  ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income loss ..........................................      (0.09)     (0.10)     (0.09)     (0.09)     (0.02)
      Net gain (loss) on securities (both realized and unrealized) ........       0.95       3.22       0.60       7.03      (4.31)
                                                                             ---------  ---------  ---------  ---------  ---------
   Total from investment operations .......................................       0.86       3.12       0.51       6.94      (4.33)
                                                                             ---------  ---------  ---------  ---------  ---------
   Less distributions:
      Distributions from capital gains ....................................      (0.37)     (0.10)     (0.01)     (0.05)        --
                                                                             ---------  ---------  ---------  ---------  ---------
   Total distributions ....................................................      (0.37)     (0.10)     (0.01)     (0.05)        --
                                                                             ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ............................................  $   19.19  $   18.70  $   15.68  $   15.18  $    8.29
                                                                             =========  =========  =========  =========  =========
Total return ..............................................................       4.74%     19.96%      3.36%     83.80%    (34.31%)
                                                                             =========  =========  =========  =========  =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions). ..................................  $      16  $       9  $       7  $       7  $       3
Ratio of expenses to average net assets ...................................       1.28%      1.28%      1.28%      1.23%      1.08%
Ratio of net investment loss to average net assets ........................      (0.52%)    (0.62%)    (0.55%)    (0.80%)    (0.59%)
Ratio of expenses to average net assets before
  contractual expense reimbursement and waivers ...........................       1.28%      1.32%      1.61%      4.31%      7.28%
Ratio of net investment loss to average net assets before
  contractual expense reimbursement and waivers ...........................      (0.52%)    (0.66%)    (0.88%)    (3.88%)    (6.79%)
Portfolio turnover rate ...................................................         18%        24%        26%        23%        26%
------------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
SMALL CAP FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                                 CLASS A
------------------------------------------------------------------------------------------------------------------------------------
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                               YEARS ENDED MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                      2007 (a)     2006 (a)      2005         2004         2003
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................  $  18.49     $  15.54    $  15.08     $   8.26     $  12.60
                                                                       --------     --------    --------     --------     --------

   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income loss ....................................     (0.14)       (0.14)      (0.07)       (0.05)       (0.08)
      Net gain (loss) on securities (both realized and
        unrealized) .................................................      0.94         3.19        0.54         6.92        (4.26)
                                                                       --------     --------    --------     --------     --------
   Total from investment operations .................................      0.80         3.05        0.47         6.87        (4.34)
                                                                       --------     --------    --------     --------     --------
   Less distributions:
      Distributions from capital gains ..............................     (0.37)       (0.10)      (0.01)       (0.05)          --
                                                                       --------     --------    --------     --------     --------
   Total distributions ..............................................     (0.37)       (0.10)      (0.01)       (0.05)          --
                                                                       --------     --------    --------     --------     --------
Net asset value, end of period ......................................  $  18.92     $  18.49    $  15.54     $  15.08     $   8.26
                                                                       ========     ========    ========     ========     ========
Total return ........................................................      4.47%       19.69%       3.11%       83.26%      (34.44%)
                                                                       ========     ========    ========     ========     ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) .............................  $    216     $  181      $    121     $     21     $      2
Ratio of expenses to average net assets .............................      1.53%        1.53%       1.53%        1.51%        1.33%
Ratio of net investment loss to average net assets ..................     (0.78%)      (0.87%)     (0.87%)      (1.07%)      (0.83%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers ....................      1.53%        1.57%       1.96%        4.24%        7.75%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers ....................     (0.78%)      (0.91%)     (1.30%)      (3.80%)      (7.25%)
Portfolio turnover rate .............................................        18%          24%         26%          23%          26%
------------------------------------------------------------------------------------------------------------------------------------

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                         CLASS B                                                        CLASS C
--------------------------------------------------------------------------------------------------------------------------
                  YEARS ENDED MARCH 31,                                          YEARS ENDED MARCH 31,
2007 (a)     2006 (a)       2005        2004        2003      2007 (a)     2006 (a)       2005        2004        2003
--------------------------------------------------------------------------------------------------------------------------
$  17.89     $  15.15     $ 14.82     $  8.17     $ 12.56     $  17.89     $  15.15     $ 14.82     $   8.17     $ 12.56
--------     --------     -------     -------     -------     --------     --------     -------     --------     -------

   (0.26)       (0.26)      (0.15)      (0.15)      (0.12)       (0.26)       (0.26)      (0.15)       (0.13)      (0.12)
    0.88         3.10        0.49        6.85       (4.27)        0.90         3.10        0.49         6.83       (4.27)
--------     --------     -------     -------     -------     --------     --------     -------     --------     -------
    0.62         2.84        0.34        6.70       (4.39)        0.64         2.84        0.34         6.70       (4.39)
--------     --------     -------     -------     -------     --------     --------     -------     --------     -------

   (0.37)       (0.10)      (0.01)      (0.05)         --        (0.37)       (0.10)      (0.01)       (0.05)         --
--------     --------     -------     -------     -------     --------     --------     -------     --------     -------
   (0.37)       (0.10)      (0.01)      (0.05)         --        (0.37)       (0.10)      (0.01)       (0.05)         --
--------     --------     -------     -------     -------     --------     --------     -------     --------     -------
$  18.14     $  17.89     $ 15.15     $ 14.82     $  8.17     $  18.16     $  17.89     $ 15.15     $  14.82     $  8.17
========     ========     =======     =======     =======     ========     ========     =======     ========     =======
    3.61%       18.80%       2.29%      82.09%     (34.95%)       3.72%       18.80%       2.29%       82.09%     (34.95%)
========     ========     =======     =======     =======     ========     ========     =======     ========     =======

$      3     $      4     $     3     $  0.74     $  0.18     $     22     $     22     $    17     $      5     $  0.32
    2.28%        2.28%       2.28%       2.25%       2.08%        2.28%        2.28%       2.28%        2.26%       2.08%
   (1.54%)      (1.62%)     (1.62%)     (1.81%)     (1.58%)      (1.53%)      (1.62%)     (1.62%)      (1.83%)     (1.58%)

    2.28%        2.32%       2.65%       5.11%       8.44%        2.28%        2.32%       2.67%        4.95%       8.35%

   (1.54%)      (1.66%)     (1.99%)     (4.67%)     (7.94%)      (1.53%)      (1.66%)     (2.01%)      (4.52%)     (7.85%)
      18%          24%         26%         23%         26%          18%          24%         26%          23%         26%
--------------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
SMALL CAP FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                                  CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       FOR THE
                                                                              YEAR          YEAR          YEAR         PERIOD
                                                                              ENDED         ENDED         ENDED         ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                 MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                            2007 (a)      2006 (a)        2005         2004#
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................................   $   18.37     $   15.48     $   15.06     $   14.68
                                                                            ---------     ---------     ---------     ---------

   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income loss ........................................       (0.18)        (0.18)        (0.16)        (0.02)
      Net gain on securities (both realized and unrealized) .............        0.93          3.17          0.59          0.40
                                                                            ---------     ---------     ---------     ---------
   Total from investment operations .....................................        0.75          2.99          0.43          0.38
                                                                            ---------     ---------     ---------     ---------
   Less distributions:
      Distributions from capital gains ..................................       (0.37)        (0.10)        (0.01)           --
                                                                            ---------     ---------     ---------     ---------
   Total distributions ..................................................       (0.37)        (0.10)        (0.01)           --
                                                                            ---------     ---------     ---------     ---------
Net asset value, end of period ..........................................   $   18.75     $   18.37     $   15.48     $   15.06
                                                                            =========     =========     =========     =========
Total return* ...........................................................        4.23%        19.37%         2.85%         2.59%
                                                                            =========     =========     =========     =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) .................................   $    0.03     $    0.02     $    0.01     $    0.01
Ratio of expenses to average net assets** ...............................        1.78%         1.78%         1.78%         1.78%
Ratio of net investment loss to average net assets**.....................       (1.02%)       (1.12%)       (1.06%)       (1.40%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** ......................        1.78%         1.82%         2.10%         3.13%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers** ......................       (1.02%)       (1.16%)       (1.38%)       (2.75%)
Portfolio turnover rate .................................................          18%           24%           26%           23%
---------------------------------------------------------------------------------------------------------------------------------

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

#     SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
MID CAP FUND

---------------------------------------------

********************************************************************************

                                                                                             CLASS I
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      FOR THE
                                                                    YEAR         YEAR         YEAR         YEAR        PERIOD
                                                                    ENDED        ENDED        ENDED        ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                       MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                  2007 (a)     2006 (a)       2005        2004        2003***
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................   $   16.07    $   12.96    $   12.80    $    7.77   $    10.00
                                                                  ---------    ---------    ---------    ---------   ----------

   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .....................................       (0.09)       (0.07)       (0.09)       (0.07)       (0.04)
      Net gain (loss) on securities
       (both realized and unrealized) .........................        0.40         3.21         0.39         5.10        (2.19)
                                                                  ---------    ---------    ---------    ---------   ----------
   Total from investment operations ...........................        0.31         3.14         0.30         5.03        (2.23)
                                                                  ---------    ---------    ---------    ---------   ----------
   Less distributions:
      Distributions from capital gains ........................       (0.14)       (0.03)       (0.14)          --           --
                                                                  ---------    ---------    ---------    ---------   ----------
   Total distributions ........................................       (0.14)       (0.03)       (0.14)          --           --
                                                                  ---------    ---------    ---------    ---------   ----------
Net asset value, end of period ................................   $   16.24    $   16.07    $   12.96    $   12.80   $     7.77
                                                                  =========    =========    =========    =========   ==========
Total return* .................................................        1.96%       24.26%        2.31%       64.74%      (22.30%)
                                                                  =========    =========    =========    =========   ==========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) .......................   $      14    $       4    $       3    $       3   $        1
Ratio of expenses to average net assets** .....................        1.28%        1.28%        1.28%        1.23%        1.08%
Ratio of net investment loss to average net assets** ..........       (0.56%)      (0.46%)      (0.66%)      (0.74%)      (0.56%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** ............        1.60%        2.78%        6.66%       17.78%       27.90%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers** ............       (0.88%)      (1.96%)      (6.04%)     (17.29%)     (27.38%)
Portfolio turnover rate .......................................          22%          19%          18%          22%          11%
---------------------------------------------------------------------------------------------------------------------------------

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***   SALES OF CLASS A,B,C & I SHARES BEGAN MAY 1, 2002.

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
MID CAP FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                                  CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          FOR THE
                                                                            YEAR        YEAR        YEAR        YEAR       PERIOD
                                                                           ENDED       ENDED       ENDED       ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                              MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                         2007 (a)    2006 (a)      2005        2004      2003***
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................................  $   15.92   $   12.87   $   12.74   $    7.75   $   10.00
                                                                         ---------   ---------   ---------   ---------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..............................................      (0.12)      (0.10)      (0.06)      (0.04)      (0.03)
     Net gain (loss) on securities (both realized and unrealized) .....       0.38        3.18        0.33        5.03       (2.22)
                                                                         ---------   ---------   ---------   ---------   ---------
   Total from investment operations ...................................       0.26        3.08        0.27        4.99       (2.25)
                                                                         ---------   ---------   ---------   ---------   ---------
   Less distributions:
     Distributions from capital gains .................................      (0.14)      (0.03)      (0.14)         --          --
                                                                         ---------   ---------   ---------   ---------   ---------
   Total distributions ................................................      (0.14)      (0.03)      (0.14)         --          --
                                                                         ---------   ---------   ---------   ---------   ---------
Net asset value, end of period ........................................  $   16.04   $   15.92   $   12.87   $   12.74   $    7.75
                                                                         =========   =========   =========   =========   =========
Total return* .........................................................       1.66%      23.96%       2.08%      64.39%     (22.50%)
                                                                         =========   =========   =========   =========   =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ...............................  $      13   $      13   $       4   $       1   $    0.08
Ratio of expenses to average net assets** .............................       1.53%       1.53%       1.53%       1.51%       1.33%
Ratio of net investment loss to average net assets** ..................      (0.80%)     (0.69%)     (0.88%)     (1.02%)     (0.83%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** ....................       1.86%       2.88%       8.69%      16.36%      29.57%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers** ....................      (1.13%)     (2.04%)     (8.04%)    (15.87%)    (29.07%)
Portfolio turnover rate ...............................................         22%         19%         18%         22%         11%
------------------------------------------------------------------------------------------------------------------------------------

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***   SALES OF CLASS A,B,C & I SHARES BEGAN MAY 1, 2002.

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

********************************************************************************

                         CLASS B                                                     CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                 FOR THE                                                     FOR THE
   YEAR        YEAR        YEAR       YEAR        PERIOD       YEAR        YEAR        YEAR        YEAR       PERIOD
  ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
 2007 (a)    2006 (a)      2005       2004       2003***     2007 (a)    2006 (a)      2005        2004      2003***
-----------------------------------------------------------------------------------------------------------------------
$   15.44   $   12.58   $   12.55   $    7.69   $   10.00   $   15.45   $   12.58   $   12.55   $    7.69   $   10.00
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    (0.23)      (0.20)      (0.15)      (0.11)      (0.12)      (0.23)      (0.20)      (0.08)      (0.05)      (0.09)
     0.37        3.09        0.32        4.97       (2.19)       0.37        3.10        0.25        4.91       (2.22)
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
     0.14        2.89        0.17        4.86       (2.31)       0.14        2.90        0.17        4.86       (2.31)
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    (0.14)      (0.03)      (0.14)         --          --       (0.14)      (0.03)      (0.14)         --          --
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    (0.14)      (0.03)      (0.14)         --          --       (0.14)      (0.03)      (0.14)         --          --
---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
$   15.44   $   15.44   $   12.58   $   12.55   $    7.69   $   15.45   $   15.45   $   12.58   $   12.55   $    7.69
=========   =========   =========   =========   =========   =========   =========   =========   =========   =========
     0.93%      23.00%       1.31%      63.20%     (23.10%)      0.93%      23.08%       1.31%      63.20%     (23.10%)
=========   =========   =========   =========   =========   =========   =========   =========   =========   =========

$    0.34   $    0.31   $    0.09   $    0.05   $    0.01   $       5   $       6   $       4   $    0.51   $    0.02
     2.28%       2.28%       2.28%       2.26%       2.08%       2.28%       2.28%       2.28%       2.27%       2.08%
    (1.55%)     (1.43%)     (1.65%)     (1.77%)     (1.56%)     (1.55%)     (1.45%)     (1.62%)     (1.77%)     (1.56%)

     2.62%       3.59%       8.61%      17.78%      28.71%       2.62%       3.76%      11.14%      16.60%      29.53%

    (1.89%)     (2.74%)     (7.98%)    (17.29%)    (28.19%)     (1.89%)     (2.93%)    (10.48%)    (16.10%)    (29.01%)
       22%         19%         18%         22%         11%         22%         19%         18%         22%         11%
-----------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

FINANCIAL HIGHLIGHTS
MID CAP FUND (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                    CLASS R
------------------------------------------------------------------------------------------------------------------
                                                                                                       FOR THE
                                                                      YEAR        YEAR        YEAR      PERIOD
                                                                     ENDED       ENDED       ENDED       ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                        MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                   2007 (a)    2006 (a)      2005       2004#
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........................   $   15.81   $   12.81   $   12.72   $   12.30
                                                                   ---------   ---------   ---------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ......................................       (0.16)      (0.13)      (0.14)      (0.02)
      Net gain on securities (both realized and unrealized) ....        0.38        3.16        0.37        0.44
                                                                   ---------   ---------   ---------   ---------
   Total from investment operations. ...........................        0.22        3.03        0.23        0.42
                                                                   ---------   ---------   ---------   ---------
   Less distributions:
      Distributions from capital gains .........................       (0.14)      (0.03)      (0.14)         --
                                                                   ---------   ---------   ---------   ---------
   Total distributions .........................................       (0.14)      (0.03)      (0.14)         --
                                                                   ---------   ---------   ---------   ---------
Net asset value, end of period .................................   $   15.89      $15.81   $   12.81   $   12.72
                                                                   =========   =========   =========   =========
Total return* ..................................................        1.42%      23.68%       1.77%       3.42%
                                                                   =========   =========   =========   =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) ........................   $    0.01   $    0.01   $    0.01   $    0.01
Ratio of expenses to average net assets** ......................        1.78%       1.78%       1.78%       1.78%
Ratio of net investment loss to average net assets** ...........       (1.06%)     (0.96%)     (1.15%)     (1.25%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers** .............        2.11%       3.31%       7.26%       8.07%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers** .............       (1.39%)     (2.49%)     (6.63%)     (7.54%)
Portfolio turnover rate ........................................          22%         19%         18%         22%
------------------------------------------------------------------------------------------------------------------

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

#     SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.

(a)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------

NOTES TO FINANCIAL
STATEMENTS

---------------------------------------------

********************************************************************************

1. ORGANIZATION:

The AFBA 5Star Fund, Inc. (the Company), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with the following series: AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds". Each Fund offers five classes of shares, Class A, Class B, Class C, Class I and Class R. Shares of all classes of a Fund represent equal pro-rata interests in the Fund, except that each class will bear different expenses which will reflect the difference in the range of services provided to them. All the AFBA 5Star Funds are diversified with the exception of the Science & Technology Fund, which is a non-diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. INVESTMENT VALUATION - Equity securities owned by a Fund are valued using the official closing price or the last sale price on the Exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one Exchange, the Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost. If market quotations are not readily available, or the price is not considered representative of market value, any security or other asset is valued at its fair value determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors.

B. FEDERAL AND STATE TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required.

C. OPTIONS - In order to produce incremental earnings and protect gains, the Funds may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no outstanding covered call options or transactions in call options written during and as of March 31, 2007.

D. EXPENSES - The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund or class are charged to that Fund or class. Legal, Audit and Director expenses are allocated equally among the Funds, all other expenses are allocated among the Company's respective series based on relative net assets.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative share value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

E. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of market discount and amortization of premium on debt securities, is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

F. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS - Dividends from the Balanced Fund's net investment income, if any, are declared and paid quarterly. Dividends from the High Yield Fund's net investment income, if any, are declared and paid monthly. Dividends from the Large Cap, USA Global, Science & Technology, Small Cap and Mid Cap Funds' net investment income, if any, are declared and paid semi-annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date. Distributions of net investment income are determined on a class level and realized gains are determined on a Fund level.

---------------------------------------------

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

---------------------------------------------

********************************************************************************

G. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

H. INDEMNIFICATION ARRANGEMENTS - In the normal course of business, the Company enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Company in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

I. NEW ACCOUNTING STANDARDS - In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

In July 2006, the Financial Accounting Standards Board ("NASB") released FASB Interpretation No. 48 ("FIN 48") "Accouting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. FIN 48 is effective six months following the end of the fiscal year ended March 31, 2007. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined.

3. CAPITAL SHARE TRANSACTIONS:

The Balanced, Large Cap, High Yield, USA Global and Mid Cap Funds are authorized to issue 10,000,000 shares per class with a Par Value of $1.00. Science & Technology and Small Cap Funds, excluding Class A for Small Cap, are authorized to issue 5,000,000 shares per class with a Par Value of $1.00. Small Cap Class A is authorized to issue 15,000,000 shares with a Par Value of $1.00.

With limited exceptions, a 2% fee is assessed on redemptions of Fund shares held less than 60 days to deter short-term trading and protect the interest of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of Fund shares. The fees are paid to the Fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Transactions in the capital shares of the Funds were as follows:

                                                BALANCED FUND
                          ------------------------------------------------------
                                 YEAR ENDED                   YEAR ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS I:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                145,694   $  1,974,788      110,548   $  1,386,473
Shares reinvested             23,319        321,648      101,617      1,271,499
Shares redeemed             (748,531)   (10,390,792)     (72,563)      (919,393)
                          ----------   ------------   ----------   ------------
Net increase (decrease)     (579,518)  $ (8,094,356)     139,602   $  1,738,579
                          ==========   ============   ==========   ============

CLASS A:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                814,319   $ 11,569,310      578,282   $  7,514,442
Shares reinvested             41,196        589,639       19,556        255,214
Shares redeemed             (175,282)    (2,494,460)    (178,841)    (2,344,871)
                          ----------   ------------   ----------   ------------
Net increase                 680,233   $  9,664,489      418,997   $  5,424,785
                          ==========   ============   ==========   ============

CLASS B:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 53,701   $    741,405       19,732   $    252,904
Shares reinvested              3,070         43,460        1,330         17,096
Shares redeemed               (6,581)       (92,383)      (4,892)       (63,206)
                          ----------   ------------   ----------   ------------
Net increase                  50,190   $    692,482       16,170   $    206,794
                          ==========   ============   ==========   ============

CLASS C:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                383,295   $  5,378,510      301,121   $  3,854,129
Shares reinvested             24,451        345,640       12,761        164,326
Shares redeemed             (151,628)    (2,127,147)     (73,128)      (944,879)
                          ----------   ------------   ----------   ------------
Net increase                 256,118   $  3,597,003      240,754   $  3,073,576
                          ==========   ============   ==========   ============

CLASS R:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                    667   $      8,924        1,096   $     13,564
Shares Reinvested                 51            694           40            492
Shares redeemed               (1,493)       (21,199)        (546)        (6,808)
                          ----------   ------------   ----------   ------------
Net increase (decrease)         (775)  $    (11,581)         590   $      7,248
                          ==========   ============   ==========   ============

********************************************************************************

                                               LARGE CAP FUND
                          ------------------------------------------------------
                                 YEAR ENDED                   YEAR ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS I:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 23,837   $    342,149       33,255   $    437,240
Shares reinvested                 --             --          872         11,126
Shares redeemed              (69,438)      (994,084)     (80,965)    (1,083,422)
                          ----------   ------------   ----------   ------------
Net decrease                 (45,601)  $   (651,935)     (46,838)  $   (635,056)
                          ==========   ============   ==========   ============

CLASS A:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 31,293   $    455,071       19,719   $    263,074
Shares redeemed              (16,390)      (226,988)     (21,468)      (284,476)
                          ----------   ------------   ----------   ------------
Net increase (decrease)       14,903   $    228,083       (1,749)  $    (21,402)
                          ==========   ============   ==========   ============

CLASS B:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                     --             --           87   $      1,092
Shares redeemed               (2,569)  $    (35,265)      (2,883)       (36,681)
                          ----------   ------------   ----------   ------------
Net decrease                  (2,569)  $    (35,265)      (2,796)   $   (35,589)
                          ==========   ============   ==========   ============

CLASS C:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 12,679   $    176,000        3,783   $     49,258
Shares redeemed               (2,019)       (28,561)      (3,068)       (38,622)
                          ----------   ------------   ----------   ------------
Net increase                  10,660   $    147,439          715   $     10,636
                          ==========   ============   ==========   ============

CLASS R:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares redeemed                   --             --          (81)  $     (1,000)
                          ----------   ------------   ----------   ------------
Net decrease                      --             --          (81)  $     (1,000)
                          ==========   ============   ==========   ============

                                             HIGH YIELD FUND
                          ------------------------------------------------------
                                 YEAR ENDED                   YEAR ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS I:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                162,413   $  1,476,077       34,138   $    309,367
Shares reinvested             26,660        240,579       77,168        695,207
Shares redeemed             (119,090)    (1,078,123)     (69,225)      (623,640)
                          ----------   ------------   ----------   ------------
Net increase                  69,983   $    638,533       42,081   $    380,934
                          ==========   ============   ==========   ============

                                       HIGH YIELD FUND (CONTINUED)
                          ------------------------------------------------------
                                 YEAR ENDED                   YEAR ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS A:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 19,385   $    186,568      585,630   $  5,707,939
Shares reinvested             24,012        231,144       89,014        860,341
Shares redeemed             (404,463)    (3,907,038)  (2,168,004)   (21,046,100)
                          ----------   ------------   ----------   ------------
Net decrease                (361,066)  $ (3,489,326)  (1,493,360)  $(14,477,820)
                          ==========   ============   ==========   ============

CLASS B:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 18,901   $    180,108       20,866   $    197,215
Shares reinvested              6,890         65,539        6,887         65,431
Shares redeemed              (26,946)      (255,440)     (40,293)      (383,037)
                          ----------   ------------   ----------   ------------
Net decrease                  (1,155)  $     (9,793)     (12,540)  $   (120,391)
                          ==========   ============   ==========   ============

CLASS C:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                  6,145   $     57,962       16,810   $    158,721
Shares reinvested             12,810        119,937       26,831        251,825
Shares redeemed             (167,098)    (1,572,523)    (589,006)    (5,495,457)
                          ----------   ------------   ----------   ------------
Net decrease                (148,143)  $ (1,394,624)    (545,365)  $ (5,084,911)
                          ==========   ============   ==========   ============

CLASS R:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares reinvested                 75   $        664           66   $        584
Shares redeemed                   --             --          (55)          (500)
                          ----------   ------------   ----------   ------------
Net increase                      75   $        664           11   $         84
                          ==========   ============   ==========   ============

                                             USA GLOBAL FUND
                          ------------------------------------------------------
                                 YEAR ENDED                   YEAR ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS I:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 28,906   $    465,292       40,206   $    598,572
Shares reinvested                 --             --        1,054         15,711
Shares redeemed           (1,374,249)   (21,228,770)    (158,702)    (2,355,687)
                          ----------   ------------   ----------   ------------
Net decrease              (1,345,343)  $(20,763,478)    (117,442)  $ (1,741,404)
                          ==========   ============   ==========   ============

CLASS A:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 18,138   $    300,736       50,208   $    749,174
Shares reinvested                 --             --            2             27
Shares redeemed              (51,066)      (807,409)     (23,106)      (339,983)
                          ----------   ------------   ----------   ------------
Net increase (decrease)      (32,928)  $   (506,673)      27,104   $    409,218
                          ==========   ============   ==========   ============

---------------------------------------------

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

---------------------------------------------

********************************************************************************

                                       USA GLOBAL FUND (CONTINUED)
                          ------------------------------------------------------
                                 YEAR ENDED                   YEAR ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS B:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                    594   $      9,159          665   $      9,735
Shares redeemed                  (68)        (1,034)        (903)       (12,764)
                          ----------   ------------   ----------   ------------
Net increase (decrease)          526   $      8,125         (238)  $     (3,029)
                          ==========   ============   ==========   ============

CLASS C:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 10,018   $    154,570        5,529   $     80,158
Shares redeemed              (20,220)      (312,099)     (72,896)    (1,060,525)
                          ----------   ------------   ----------   ------------
Net decrease                 (10,202)  $   (157,529)     (67,367)  $   (980,367)
                          ==========   ============   ==========   ============

CLASS R:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares redeemed                   --             --          (37)  $       (500)
                          ----------   ------------   ----------   ------------
Net decrease                      --             --          (37)  $       (500)
                          ==========   ============   ==========   ============

                                        SCIENCE & TECHNOLOGY FUND
                          ------------------------------------------------------
                                 YEAR ENDED                   YEAR ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS I:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                344,688   $  4,651,173       51,890   $    690,518
Shares reinvested              9,578        123,899       14,299        179,070
Shares redeemed              (71,100)      (921,968)     (32,680)      (435,499)
                          ----------   ------------   ----------   ------------
Net increase                 283,166   $  3,853,104       33,509   $    434,089
                          ==========   ============   ==========   ============

CLASS A:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 82,953   $  1,123,713       51,175   $    682,287
Shares reinvested              7,958        102,432        3,801         47,256
Shares redeemed              (36,993)      (501,050)     (10,236)      (132,350)
                          ----------   ------------   ----------   ------------
Net increase                  53,918   $    725,095       44,740   $    597,193
                          ==========   ============   ==========   ============

CLASS B:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                  3,020   $     38,328       13,705   $    157,965
Transferred shares                --             --      (26,944)      (310,820)
Shares reinvested                429          5,288        1,553         18,700
Shares redeemed               (6,989)       (83,037)      (8,845)       (96,693)
                          ----------   ------------   ----------   ------------
Net decrease                  (3,540)  $    (39,421)     (20,531)  $   (230,848)
                          ==========   ============   ==========   ============

                                  SCIENCE & TECHNOLOGY FUND (CONTINUED)
                          ------------------------------------------------------
                                 YEAR ENDED                   YEAR ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS C:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 54,836   $    725,769       17,188   $    223,082
Transferred shares                --             --       26,944        310,820
Shares reinvested              5,776         71,444        1,672         20,093
Shares redeemed              (11,806)      (156,263)      (3,341)       (42,324)
                          ----------   ------------   ----------   ------------
Net increase                  48,806   $    640,950       42,463   $    511,671
                          ==========   ============   ==========   ============

CLASS R:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                     36   $        500          129   $      1,500
Shares reinvested                 63            796           42            510
Shares redeemed                   (1)           (12)          --             --
                          ----------   ------------   ----------   ------------
Net increase                      98   $      1,284          171   $      2,010
                          ==========   ============   ==========   ============

                                              SMALL CAP FUND
                          ------------------------------------------------------
                                 YEAR ENDED                   YEAR ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS I:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                372,394   $  6,458,247       89,541   $  1,472,683
Shares reinvested              7,477        135,437        2,865         46,756
Shares redeemed              (66,242)    (1,133,873)     (42,623)      (713,645)
                          ----------   ------------   ----------   ------------
Net increase                 313,629   $  5,459,811       49,783   $    805,794
                          ==========   ============   ==========   ============

CLASS A:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued              3,678,650   $ 65,569,043    3,699,929   $ 60,768,622
Shares reinvested            222,579      3,971,160       45,006        727,145
Shares redeemed           (2,275,133)   (40,215,784)  (1,753,010)   (28,911,718)
                          ----------   ------------   ----------   ------------
Net increase               1,626,096   $ 29,324,419    1,991,925   $ 32,584,049
                          ==========   ============   ==========   ============

CLASS B:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 13,021   $    223,588       42,993   $    697,622
Shares reinvested              3,836         65,715        1,061         16,695
Shares redeemed              (41,184)      (696,682)     (18,618)      (304,377)
                          ----------   ------------   ----------   ------------
Net increase (decrease)      (24,327)  $   (407,379)      25,436   $    409,940
                          ==========   ============   ==========   ============

CLASS C:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                328,254   $  5,669,323      434,323   $  6,987,784
Shares reinvested             24,272        416,107        6,789        106,781
Shares redeemed             (340,839)    (5,703,683)    (380,441)    (6,140,629)
                          ----------   ------------   ----------   ------------
Net increase                  11,687   $    381,747       60,671   $    953,936
                          ==========   ============   ==========   ============

********************************************************************************

--------------------------------------------------------------------------------

                                       SMALL CAP FUND (CONTINUED)
                          ------------------------------------------------------
                                 YEAR ENDED                  YEAR ENDED
                               MARCH 31, 2007              MARCH 31, 2006
CLASS R:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                    647   $     11,423          213   $      3,518
Shares reinvested                 26            455            4             65
Shares redeemed                  (96)        (1,735)          (8)          (148)
                          ----------   ------------   ----------   ------------
Net increase                     577   $     10,143          209   $      3,435
                          ==========   ============   ==========   ============

                                              MID CAP FUND
                          ------------------------------------------------------
                                 YEAR ENDED                  PERIOD ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS I:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                670,512   $ 10,059,318       56,996   $    821,786
Shares reinvested              1,207         18,567          468          6,737
Shares redeemed              (44,038)      (644,336)     (14,982)      (214,747)
                          ----------   ------------   ----------   ------------
Net increase                 627,681   $  9,433,549       42,482   $    613,776
                          ==========   ============   ==========   ============

CLASS A:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                260,596   $  3,988,360      583,200   $  8,437,099
Shares reinvested              7,730        117,778        1,144         16,487
Shares redeemed             (275,147)    (4,241,461)     (90,211)    (1,314,777)
                          ----------   ------------   ----------   ------------
Net increase (decrease)       (6,821)  $   (135,323)     494,133   $  7,138,809
                          ==========   ============   ==========   ============

CLASS B:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                  4,561   $     69,839       13,107   $    178,697
Shares reinvested                162          2,384           28            388
Shares redeemed               (3,147)       (45,680)        (183)        (2,470)
                          ----------   ------------   ----------   ------------
Net increase                   1,576   $     26,543       12,952   $    176,615
                          ==========   ============   ==========   ============

CLASS C:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                 73,776   $  1,079,487      209,978   $  2,874,378
Shares reinvested              3,337         49,053          813         11,314
Shares redeemed             (109,900)    (1,624,467)    (123,262)    (1,779,905)
                          ----------   ------------   ----------   ------------
Net increase (decrease)      (32,787)  $   (495,927)      87,529   $  1,105,787
                          ==========   ============   ==========   ============

                                        MID CAP FUND (CONTINUED)
                          ------------------------------------------------------
                                 YEAR ENDED                  PERIOD ENDED
                               MARCH 31, 2007               MARCH 31, 2006
CLASS R:                      SHARES         AMOUNT       SHARES         AMOUNT
                          ------------------------------------------------------
Shares issued                     22   $        336           30   $        439
Shares reinvested                  8            117            2             25
Shares redeemed                  (20)          (316)          --             (2)
                          ----------   ------------   ----------   ------------
Net increase                      10   $        137           32   $        462
                          ==========   ============   ==========   ============

4. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

Management fees are paid to AFBA 5Star Investment Management Company ("AFBA") at the rate of 0.80% per annum of the average daily net asset values of the Fund. AFBA employs at its own expense Kornitzer Capital Management, Inc. ("KCM") as sub-advisor to manage the assets of the Funds on a day-to-day basis. AFBA pays KCM a fee of one third of one percent (0.33%) for this service. For the year ended March 31, 2007, KCM received $278,728, $74,826, $74,920, $102,952,
$36,671, $765,356 and $96,143 for the Balanced, Large Cap, High Yield, USA Global, Science & Technology, Small Cap and Mid Cap Funds, respectively.

During the year ended March 31, 2007, AFBA had contractually agreed to pay, for all classes, certain expenses of the Balanced and High Yield Funds such that the total annual operating expenses of a Fund would not exceed 1.08% (excluding 12b-1 fees) of their average daily net assets. This agreement continues through July 31, 2007 and may terminate thereafter. Effective August 1, 2003, AFBA had contractually agreed to pay certain expenses of the Science & Technology, Small Cap and Mid Cap Funds such that the total annual operating expenses would not exceed 1.28% (excluding 12b-1 fees) of their average daily net assets. This agreement continues through July 31, 2007 and may terminate thereafter. Effective March 27, 2004, AFBA has contractually agreed to pay certain expenses of the Large Cap and USA Global Funds such that the total annual operating expenses will not exceed 1.28% (excluding 12b-1 fees) of either Fund's average daily net assets. This agreement continues through July 31, 2007 and may terminate thereafter.

When a Fund's assets grow to a point where fee waivers and/or expense reimbursements are no longer necessary to meet the expense limitation target, AFBA may seek to recoup amounts it waived or expenses that it paid. AFBA will only seek to recoup such amounts if total fund operating expenses plus the amounts recouped do not

---------------------------------------------

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

---------------------------------------------

********************************************************************************

--------------------------------------------------------------------------------

exceed the expense limitation target. AFBA shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or paid. The table below indicates the total amount of fees waived and/or expenses borne by AFBA during the last three years ended March 31, 2007 and is therefore currently eligible for recoupment by AFBA assuming that the total fund operating expenses are low enough so that when added to total recoupment amounts they do not exceed the expense limitation target:

       Balanced Fund                            $    560,466
       Large Cap Fund                                397,557
       High Yield Fund                               585,859
       USA Global Fund                               342,893
       Science & Technology Fund                     460,188
       Small Cap Fund                                103,091
       Mid Cap Fund                                  432,256

The table below indicates the amount of advisory fees waived for the year ended March 31, 2007:

       Balanced Fund                            $    148,827
       Large Cap Fund                                 91,475
       High Yield Fund                               144,827
       USA Global Fund                                93,145
       Science & Technology Fund                      88,900
       Mid Cap Fund                                   95,975

In addition, for the year ended March 31, 2007, AFBA has reimbursed the Science & Technology Fund for expenses in the amount of $29,589.

PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. From time to time, PFPC may waive all or a portion of its fees. For year ended March 31, 2007, no fees were waived.

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fees. For year ended March 31, 2007, no fees were waived.

PFPC Trust Company serves as the custody agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a custodian agreement.

At March 31, 2007, AFBA held the following percentage of ownership in the Funds.

FUND                                                   PERCENTAGE OF OWNERSHIP
-------------------------------------------------------------------------------
Balanced                                                                43.65%
Large Cap                                                               66.30%
High Yield                                                              61.51%
USA Global                                                              45.13%
Science & Technology                                                    52.60%
Small Cap                                                                3.21%
Mid Cap                                                                 35.35%

The Funds have adopted a Shareholder Service Plan and Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets for Class A shares, up to 0.75% of each Fund's average daily net assets for Class B and C shares and up to 0.50% of each Fund's average daily net assets for Class R shares.

The table below indicates these expenses by specific classes for the year ended March 31, 2007:

                                                        12b-1 FEES
                                            ---------------------------------
FUND                                          CLASS B      CLASS C    CLASS R
-----------------------------------------------------------------------------
Balanced                                    $   11,546   $   93,293   $    83
Large Cap                                          648        2,532        38
High Yield                                      16,193       21,100        38
USA Global                                         452        7,353        38
Science & Technology                               721       10,986        49
Small Cap                                       24,283      154,020        72
Mid Cap                                          2,520       41,437        45

********************************************************************************

--------------------------------------------------------------------------------

                                           SHAREHOLDER SERVICE FEES
                                ------------------------------------------------
FUND                              CLASS A      CLASS B      CLASS C     CLASS R
--------------------------------------------------------------------------------
Balanced                        $   46,323   $    3,848   $   31,098   $     36
Large Cap                            1,150          216          844         16
High Yield                          12,150        5,398        7,033         16
USA Global                           3,711          151        2,451         16
Science & Technology                 4,910          241        3,662         21
Small Cap                          488,403        8,094       51,340         31
Mid Cap                             34,231          840       13,812         19

5. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended March 31, 2007 (excluding maturities of short-term commercial notes and repurchase agreements) were as follows:

   BALANCED FUND

      Purchases .....................................   $ 30,602,037
      Proceeds from sales ...........................     20,525,648

   LARGE CAP FUND

      Purchases .....................................   $  5,488,108
      Proceeds from sales ...........................      4,974,095

   HIGH YIELD FUND

      Purchases .....................................   $  2,029,738
      Proceeds from sales ...........................      7,994,537

   USA GLOBAL FUND

      Purchases .....................................   $  3,860,162
      Proceeds from sales ...........................     23,280,582

   SCIENCE & TECHNOLOGY FUND

      Purchases .....................................   $  8,404,408
      Proceeds from sales ...........................      4,089,016

   SMALL CAP FUND

      Purchases .....................................   $ 65,725,295
      Proceeds from sales ...........................     39,833,985

   MID CAP FUND

      Purchases .....................................   $ 15,844,513
      Proceeds from sales ...........................      6,062,634

6. FEDERAL INCOME TAX INFORMATION:

No provision for Federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because Federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Distributions during the year ended March 31, 2007 were characterized as follows for tax purposes:

                                                  ORDINARY          LONG TERM
FUND                                               INCOME          CAPITAL GAIN
--------------------------------------------------------------------------------
Balanced                                        $  2,145,463       $  1,027,107
High Yield                                         1,163,416            241,506
Science & Technology                                  24,940            558,634
Small Cap                                                 --          4,939,504
Mid Cap                                                   --            275,969

The tax character of net assets at March 31, 2007 were as follows:

                                                                  UNDISTRIBUTED
                                    UNREALIZED     UNREALIZED       ORDINARY
FUND                               APPRECIATION   DEPRECIATION       INCOME
--------------------------------------------------------------------------------
Balanced                          $  14,213,389   $    (523,561)  $    247,939
Large Cap                             5,637,044        (351,176)            --
High Yield                            1,515,776        (251,816)        14,090
USA Global                            7,902,057        (164,753)            --
Science & Technology                  2,286,852        (549,370)        55,680
Small Cap                            56,124,640      (9,898,369)     2,073,256
Mid Cap                               5,767,891        (515,689)         9,523

---------------------------------------------

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

---------------------------------------------

********************************************************************************

--------------------------------------------------------------------------------

                             UNDISTRIBUTED/
                              ACCUMULATED           PAID-IN
FUND                      CAPITAL GAIN (LOSS)       CAPITAL         NET ASSETS
--------------------------------------------------------------------------------
Balanced                     $   1,168,824      $   73,304,387   $   88,410,978
Large Cap                       (1,035,211)         20,108,066       24,358,723
High Yield                         348,871          19,914,242       21,541,163
USA Global                      (2,094,475)         21,227,634       26,870,463
Science & Technology                92,445          11,566,349       13,451,956
Small Cap                          234,505         208,227,160      256,761,192
Mid Cap                            187,219          27,942,703       33,391,647

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended March 31, 2007, none of the Funds deferred any capital or currency losses.

Further, the Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for Federal income tax purposes. For Federal income tax purposes, the Funds had capital loss carryovers at March 31, 2007 as follows:

DATE OF EXPIRATION                             LARGE CAP FUND   USA GLOBAL FUND
--------------------------------------------------------------------------------
2011                                           $      428,354   $     1,903,732
2012                                                  606,857           156,889
2013                                                       --            33,854
                                               --------------   ---------------
Total                                          $    1,035,211   $     2,094,475
                                               ==============   ===============

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2007, the Fund recorded the following permanent reclassifications, with offsetting adjustments made to paid-in-capital. These are attributable to net operating losses and differences to income and amortization on securities between financial and tax reporting. Results of operation and net assets were not affected by these reclassifications:

                                                                         NET
                                                    UNDISTRIBUTED     REALIZED
                                                   NET INVESTMENT    (LOSS) ON
FUND                                                INCOME (LOSS)   INVESTMENTS
--------------------------------------------------------------------------------
Large Cap                                          $       39,347   $        --
High Yield                                                    861          (861)
USA Global                                                  9,312            --
Science & Technology                                       90,328       (90,328)
Small Cap                                               1,952,425    (1,952,425)
Mid Cap                                                   254,731      (254,731)

At March 31, 2007, the cost of securities for Federal income tax purposes were as follows:

FUND                                                                 TAX COST
--------------------------------------------------------------------------------
Balanced                                                           $ 74,723,378
Large Cap                                                            19,070,784
High Yield                                                           19,978,344
USA Global                                                           19,124,702
Science & Technology                                                 11,717,092
Small Cap                                                           211,239,345
Mid Cap                                                              28,296,268

********************************************************************************

--------------------------------------------------------------------------------

7. CONCENTRATION OF OWNERSHIP

At any time, the Funds may have concentrations of shareholders holding a significant percentage of shares outstanding in their respective share classes. Investment activities of these shareholders could have a material impact on the class.

At March 31, 2007, each share class had the following number of shareholders who held in the aggregate the following percent of shares:

                                                                        % OF
                                                       NUMBER OF     OUTSTANDING
SHARE CLASS                                          SHAREHOLDERS      SHARES
--------------------------------------------------------------------------------
Balanced Fund Class I                                      1              81
Balanced Fund Class R                                      1             100
Large Cap Fund Class I                                     1              70
Large Cap Fund Class A                                     1              14
Large Cap Fund Class B                                     3              64
Large Cap Fund Class R                                     1             100
High Yield Fund Class I                                    1              73
High Yield Fund Class A                                    1              15
High Yield Fund Class R                                    1             100
USA Global Fund Class I                                    1              68
USA Global Fund Class A                                    1              11
USA Global Fund Class B                                    2              73
USA Global Fund Class R                                    1             100
Science & Technology Fund Class I                          2              89
Science & Technology Fund Class B                          3              57
Science & Technology Fund Class R                          2             100
Small Cap Fund Class I                                     3              75
Small Cap Fund Class A                                     1              46
Small Cap Fund Class R                                     2              91
Mid Cap Fund Class I                                       1              83
Mid Cap Fund Class B                                       2              27
Mid Cap Fund Class R                                       1              96

---------------------------------------------

REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

---------------------------------------------

********************************************************************************

To the Board of Directors and Shareholders of AFBA 5Star Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star High Yield Fund, AFBA 5Star USA Global Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund, and AFBA 5Star Mid Cap Fund (the funds comprising AFBA 5Star Fund, Inc., hereafter referred to as the "Funds") at March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 18, 2007

---------------------------------------------

AFBA 5STAR
ADDITIONAL INFORMATION
FOR SHAREHOLDERS (UNAUDITED)

---------------------------------------------

********************************************************************************

--------------------------------------------------------------------------------

PROXY VOTING POLICY AND VOTING RECORD

A description of the Funds' proxy voting policies and procedures is available without charge by request by calling 1-800-243-9865 or on the SEC's website at WWW.SEC.GOV.

In addition, each Fund's complete proxy voting record for the twelve month period ended June 30, 2006 is available without charge by request by calling 1-800-243-9865 or on the SEC's website at WWW.SEC.GOV.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holding with the SEC on Form N-CSR (first and third calendar quarter) and on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q is available on the SEC's web-site at WWW.SEC.GOV, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds' Form N-Q and Form N-CSR are available, without charge, upon request, by calling toll free 1-800-243-9865.

QUALIFIED DIVIDEND INCOME (UNAUDITED):

Under the Jobs and Growth Tax Relief Reconcilation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2007 are designed as "qualified dividend income", as defined in the Act, and are subject to reduced tax rates in 2006.

                                            QUALIFIED DIVIDEND
FUND                                            PERCENTAGE
--------------------------------------------------------------------------------
Balanced                                           45%
Large Cap                                           0%
High Yield                                          1%
USA Global                                          0%
Science & Technology                              100%
Small Cap                                           0%
Mid Cap                                             0%

DIVIDENDS RECEIVED DEDUCTION (UNAUDITED)

The following percentage of ordinary dividends paid during the fiscal year ended March 31, 2007 which qualify for the corporate dividends received deduction is as follows:

                                            DIVIDEND RECEIVABLE
FUND                                            DEDUCTION
--------------------------------------------------------------------------------
Balanced                                           43%
Large Cap                                           0%
High Yield                                          1%
USA Global                                          0%
Science & Technology                              100%
Small Cap                                           0%
Mid Cap                                             0%

LONG-TERM CAPITAL GAIN DISTRIBUTIONS:

For the Funds, distribution to shareholders from long-term capital gains, subject to the 15% rate gains, are as follows:

                                            LONG-TERM CAPITAL
FUND                                        GAINS DISTRIBUTION
--------------------------------------------------------------------------------
Balanced                                    $        1,027,107
High Yield                                             241,506
Science & Technology                                   558,634
Small Cap                                            4,939,504
Mid Cap                                                275,969

---------------------------------------------

MANAGEMENT OF AFBA
5STAR FUND, INC.

---------------------------------------------

********************************************************************************

DIRECTORS AND OFFICERS. The Funds are managed by AFBA 5Star Investment Management Company (the "Manager") subject to the supervision and control of the Board of Directors of the Company. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company. The following table lists the officers and Directors of the Company, their birth dates, position, term of office and principal occupation. The address of each person listed below is 909 North Washington Street, Alexandria, Virginia 22314.

                                                                                               NUMBER OF FUNDS
                             POSITION(S)                                                       IN FUND COMPLEX  OTHER TRUSTEESHIPS/
                            HELD WITH THE  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
NAME, BIRTHDATE                COMPANY          OF TIME SERVED          DURING PAST 5 YEARS        DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
GENERAL MONROE W. HATCH,       Director    Director since January     Consultant to Industry         7          Trustee, ANSER
JR., USAF (RET.)                           1997. Shall serve as       on National Security,                     Corporation
(11/20/33)                                 Director until his         June 1990-present.                        (non-profit research
                                           resignation, or until                                                institute); Trustee,
                                           terminated or until his                                              Vaughn College of
                                           successor is elected                                                 Aeronautics;
                                           and qualified.                                                       Trustee, Flacon
                                                                                                                Foundation (private
                                                                                                                non-profit
                                                                                                                scholarship
                                                                                                                foundation).
------------------------------------------------------------------------------------------------------------------------------------
GENERAL LOUIS C. WAGNER,       Director    Director since January     Private Consultant to          7          Trustee Wagner
JR., USA (RET.)                            1997. Shall serve as       industry and defense                      Family Trust.
(01/24/32)                                 Director until his         agencies, Jan
                                           resignation, or until      1990-present.
                                           terminated or until his
                                           successor is elected
                                           and qualified.
------------------------------------------------------------------------------------------------------------------------------------
LIEUTENANT GENERAL JOHN S.     Director    Director since May         Partner and Director,          7          Member, Board of
FAIRFIELD, USAF (RET.)                     2002. Shall serve as       Strategic Business                        Directors, Skybuilt
(05/02/41)                                 Director until his         Relationships Team,                       Power (Solar Power
                                           resignation, or until      IBM, Public Sector,                       Company) June 2003 -
                                           terminated or until his    July 2003 - present;                      present; Member,
                                           successor is elected       Vice President,                           Board of Directors,
                                           and qualified.             Business Development,                     PLASMA (Energy
                                                                      Computer Sciences                         Company), April 2007
                                                                      Corporation, March -                      - present; Member
                                                                      July, 2003; Vice                          Board of Trustees,
                                                                      President, Strategic                      Wakefield School
                                                                      Marketing, DynCorp,                       (Private Educational
                                                                      1997-2003.                                Institution), June
                                                                                                                2004 - present;
                                                                                                                Trustee, US Air
                                                                                                                Force Academy Falcon
                                                                                                                Foundation, 2000 -
                                                                                                                present; and Member,
                                                                                                                Juniper Networks
                                                                                                                Federal Advisory
                                                                                                                Board, 2005 -
                                                                                                                present.
------------------------------------------------------------------------------------------------------------------------------------

********************************************************************************

                                                                                               NUMBER OF FUNDS
                             POSITION(S)                                                       IN FUND COMPLEX  OTHER TRUSTEESHIPS/
                            HELD WITH THE  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
NAME, BIRTHDATE                COMPANY          OF TIME SERVED          DURING PAST 5 YEARS        DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
BRIGADIER GENERAL HENRY J.     Director    Director since January     Retired since 1997.            7                  N/A
SECHLER, USAF (RET.)                       1997. Shall serve as       Formerly, Vice
(07/23/32)                                 Director until his         President, General
                                           resignation, or until      Dynamics Corp. (defense
                                           terminated or until his    contractor)
                                           successor is elected
                                           and qualified.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
GENERAL RALPH E.              Chairman     Chairman and Director      President, Armed Forces        7          Advisory Board
EBERHART, USAF (RET.)*      and Director   since December 2004.       Benefit Association,                      Member, ManTech
(12/26/46)                                 Shall serve as Chairman    December 2004 -                           International
                                           and Director, until his    present; Director and                     (government
                                           resignation or             Chairman, 5Star Life                      technology con-
                                           termination or until his   Insurance Company,                        tractor); Advisory
                                           successor is elected and   December 2004-present;                    Board Member, The
                                           qualified.                 Director and Chairman,                    Spectrum Group (con-
                                                                      5Star Bank, December                      sulting services);
                                                                      2004-present; Director                    Advisory Board
                                                                      and Chairman, AFBA                        Member, ICX
                                                                      5Star Investment                          Technologies
                                                                      Management Company,                       (security products);
                                                                      December 2004-present;                    Director, Standard
                                                                      Manager, 5Star                            Aero (service
                                                                      Financial, LLC December                   provider to global
                                                                      2004-present; Former                      aerospace, defense
                                                                      Commander,                                and energy
                                                                      NORAD/USNORTHCOM (U.S.                    industries);
                                                                      Air Force); Former                        Director,
                                                                      Commander                                 ObjectVideo
                                                                      NORAD/USSPACE/AFSPACE                     (surveillance prod-
                                                                      (U.S. Air Force).                         ucts); Director,
                                                                                                                EIDPassport
                                                                                                                (security products);
                                                                                                                Director, TERMA
                                                                                                                North America, Inc.
                                                                                                                (high-tech solution
                                                                                                                applications).
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------

MANAGEMENT OF AFBA
5STAR FUND, INC. (CONTINUED)

---------------------------------------------

********************************************************************************

                                                                                               NUMBER OF FUNDS
                             POSITION(S)                                                       IN FUND COMPLEX  OTHER TRUSTEESHIPS/
                            HELD WITH THE  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
NAME, BIRTHDATE                COMPANY          OF TIME SERVED          DURING PAST 5 YEARS        DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. MORRISON            President    President since            President of AFBA 5Star        N/A               N/A
(03/07/57)                                 August 2006. Shall         Investment Management
                                           serve as President at      Company; Former
                                           the pleasure of the        Principal of Morrison
                                           Board or until             Consulting; and Chief
                                           his and Former President   Executive Officer of
                                           resignation or             Sky Trust and Sky
                                           termination or             Wealth Management.
                                           successor is until his
                                           elected or qualified.
------------------------------------------------------------------------------------------------------------------------------------
ANDREW J. WELLE**            Senior Vice   Senior Vice President      President of AFBA 5Star        N/A               N/A
(10/28/66)                  President and  since February 2005        Securities Company;
                              Secretary    and Secretary since        Senior Vice President
                                           July 2003. Shall           and Chief Operating
                                           serve as Senior Vice       Officer of AFBA 5Star
                                           President and              Investment Management
                                           Secretary at the           Company.
                                           pleasure of the Board
                                           or until his
                                           resignation or
                                           termination or until
                                           his successor is
                                           elected or qualified.
------------------------------------------------------------------------------------------------------------------------------------
LORRAINE J. LENNON               Vice      Vice President since       Vice President of              N/A               N/A
(01/26/61)                    President    December 2000. Shall       Compliance, 5Star Life
                              Compliance   serve as Vice-President    Insurance Company, AFBA
                                           of Compliance at the       5Star Investment
                                           pleasure of the Board      Management Company and
                                           or until her resignation   AFBA 5Star Securities
                                           or termination or until    Company.
                                           her successor is
                                           elected and qualified.
------------------------------------------------------------------------------------------------------------------------------------

********************************************************************************

                                                                                               NUMBER OF FUNDS
                             POSITION(S)                                                       IN FUND COMPLEX  OTHER TRUSTEESHIPS/
                            HELD WITH THE  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
NAME, BIRTHDATE                COMPANY          OF TIME SERVED          DURING PAST 5 YEARS        DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
OFFICER(S) WHO ARE NOT DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. MOORMAN               Assistant    Assistant Vice President   Assistant Vice President      N/A               N/A
(02/26/70)                       Vice      since December 2000.       and Membership Sales
                              President    Shall serve as Assistant   Director of AFBA 5Star
                                           Vice-President at the      Investment Management
                                           pleasure of the Board or   Company, respectively.
                                           until his resignation or   Formally National Sales
                                           termination or until his   Director of AFBA 5Star
                                           successor is elected and   Investment Management
                                           qualified.                 Company.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL E. HOUCHINS             Chief      Chief Financial Officer    Chief Financial Officer       N/A               N/A
(07/30/69)                    Financial    and Treasurer since        and Treasurer of AFBA
                             Officer and   February 2006. Shall       5Star Investment
                              Treasurer    serve as Chief Financial   Management Company.
                                           Officer and Treasurer      Formerly Controller and
                                           until his resignation or   Vice President of
                                           termination or until his   Finance of 5Star Life
                                           successor is elected and   Insurance Co. and AFBA 5
                                           qualified.                 Star Investment
                                                                      Management Company.
------------------------------------------------------------------------------------------------------------------------------------
SALVATORE FAIA, ESQ., CPA       Chief      Chief Compliance Officer   President, Vigilant           N/A               N/A
(12/25/62)                    Compliance   since August 2004. Shall   Compliance Services from
                               Officer     service as Chief           2004 to present; Senior
                                           Compliance Officer until   Legal Counsel, PFPC Inc.
                                           his resignation, or until  from 2002 to 2004; Chief
                                           terminated or until his    Legal Counsel, Corviant
                                           successor is elected and   Corporation (Investment
                                           qualified.                 Adviser, Broker/Dealer
                                                                      and Service Provider to
                                                                      Investment Advisers and
                                                                      Separate Account
                                                                      Providers) from 2001 to
                                                                      2002; Partner, Pepper
                                                                      Hamilton LLP (law firm)
                                                                      from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

 * GENERAL RALPH E. EBERHART, USAF (RET.) IS CONSIDERED AN INTERESTED PERSON OF THE COMPANY UNDER THE FEDERAL SECURITIES LAWS DUE TO HIS POSITIONS AS AN OFFICER AND/OR CHAIRMAN OF AFBA 5STAR INVESTMENT MANAGEMENT COMPANY, THE MANAGER OF THE FUNDS AND OTHER AFBA 5STAR ENTITIES.

** FORMER PRESIDENT OF THE COMPANY, JOHN A. JOHNSON, RETIRED FROM HIS POSITION AS DIRECTOR AND PRESIDENT IN MARCH, 2006. FOLLOWING MR. JOHNSON'S RETIREMENT, ANDREW J. WELLE SERVED AS ACTING PRESIDENT FROM MARCH, 2006 TO AUGUST, 2006. ROBERT E. MORRISON WAS ELECTED PRESIDENT OF THE COMPANY, AUGUST, 2006.

---------------------------------------------

BOARD APPROVAL OF ADVISORY
AND SUB-ADVISORY AGREEMENTS

---------------------------------------------

********************************************************************************

At a meeting held on January 31, 2007, the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Independent Directors"), approved the continuation of the investment advisory agreement (the "Advisory Agreement") between AFBA 5Star Investment Management Company (the "Manager") and AFBA 5Star Funds, Inc. (each a "Fund" and collectively, the "Funds"). In addition, the Board, including a majority of the Independent Directors, approved the continuation of the sub-advisory agreement (the "Sub-Advisory Agreement") between the Manager and Kornitzer Capital Management, Inc. ("KCM") for each Fund for an additional one-year period.

With respect to the Board's consideration of the Advisory and Sub-Advisory Agreements, the Board received and reviewed a variety of information from the Manager and KCM, including: (1) the nature, extent and quality of services provided to the Funds by the Manager and by KCM; (2) information compiled from Morningstar, Inc. ("Morningstar") concerning fees, expense ratios and Fund performance; (3) the level of the advisory and sub-advisory fees that are charged to each Fund; (4) the profitability information of the Manager; (5) the Manager's and KCM's compliance programs; (6) and any "fall out" or ancillary benefits enjoyed by the Manager and KCM as a result of the relationship with the Funds. The Board also considered other information that it had received from the Manager and KCM at other meetings throughout the year.

The Board first considered the nature, extent and quality of the services to be provided by the Manager and KCM. With respect to the Manager, the Board considered the portfolio management, administrative and supervisory services provided by the Manager. The Board acknowledged the value of the Manager's historical performance of services for the Funds. The Board noted the Manager's commitment to servicing the Funds as its only client; the Manager's efforts during the past year to reduce Fund expenses; and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds' other third-party service providers, by the Manager. With respect to KCM, the Board considered the quality of the portfolio management services that KCM provided to the Funds; the experience and consistency in investment approach of KCM's portfolio management team; the continued growth in KCM personnel responsible for managing the Funds; and the quality of KCM's reputation. The Board further considered KCM's performance record and its experience in managing another fund complex with similar mutual funds. Based on the totality of the information considered, the Board concluded that the Manager and KCM have the ability to continue to provide these services.

With respect to the Funds' investment performance, the Board reviewed each Fund's performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Board considered factors, including but not limited to, KCM's management style that had affected the performance of each Fund relative to its peer group and benchmarks.

The Board considered the fees payable under the Advisory and Sub-Advisory Agreements. The Board reviewed the information compiled from Morningstar comparing each Fund's contractual management fee rate. The Board reviewed both the overall expenses on a Fund-

********************************************************************************

by-Fund basis as well as the advisory fee charged to each Fund. The Board noted that the advisory fees for four of the Funds were slightly higher than the median of comparable funds and that three were equal to or lower than the median range of comparable funds. The Board also noted that the Funds' total expense ratios were equal to or below the average of comparable funds. The Board considered the fact that the Manager had agreed to continue to waive its advisory fees to limit the annualized expenses of each Fund. The Board also considered that the Manager may be able to recoup some of the waived fees in the future. The Board noted that the Manager continued to operate at a loss due to its substantial subsidization of Fund expenses and that economies of scale had not yet been realized due to the relatively small size of the Funds. The Board also took into consideration the Manager's willingness to consider adding breakpoints to its advisory fee in the future if the Funds' assets increase to the extent that economies of scale are realized. The Board did not consider the relationship between the Manager's advisory fees compared to other accounts that the Manager advises because the Manager has no other advisory accounts.

The Board considered whether there are any "fall out" or ancillary benefits that may accrue to the Manager or KCM as a result of their relationship with the Funds. Based on the information provided prior to, and at, the January meeting, the Board noted that there did not appear to be any significant benefits in this regard.

After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the Manager and KCM, the Board concluded that the level of fees to be paid to the Manager and KCM is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should considering during their evaluation.

In voting to approve the Advisory Agreement and Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Advisory and Sub-Advisory Agreements would be in the best interests of each Fund and its shareholders.

AFBA 5STAR FUND, INC.

AFBA 5STAR BALANCED FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR HIGH YIELD FUND
AFBA 5STAR USA GLOBAL FUND
AFBA 5STAR SCIENCE &
   TECHNOLOGY FUND
AFBA 5STAR SMALL CAP FUND
AFBA 5STAR MID CAP FUND

[LOGO]  AFBA
        5STAR FUNDS

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
909 N. Washington Street
Alexandria, VA 22314
1-800-243-9865
www.afba.com

SHAREHOLDER INQUIRIES 1-888-578-2733

BB10432                                 3/07  ADAR03-07

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that Brigadier General Henry
J. Sechler is qualified to serve as an audit committee financial expert. General Sechler serves on the audit committee of the registrant's Board and he is "independent" under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that were normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $114,000 for the fiscal year ended March 31, 2007 and $106,500 for the fiscal year ended March 31, 2006.

AUDIT-RELATED FEES
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant's financial statements were are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2007 and $0 for the fiscal year ended March 31, 2006.

TAX FEES
---------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $33,000 for the fiscal year ended March 31, 2007 and $30,700 for the fiscal year ended March 31, 2006.

ALL OTHER FEES
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2007 and $0 for the fiscal year ended March 31, 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              The Audit Committee has not established pre-approval policies and procedures. The Audit Committee Charter provides that the Audit Committee shall approve, prior to appointment, the engagement of the independent auditor to audit and provide their opinion on the registrant's financial statements, and to provide other audit services to the registrant or non-audit services to the registrant, its investment adviser, its sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant and review and approve the fees proposed to be charged to the registrant by the independent auditors for each audit and non-audit service. The Audit Committee has the power to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review and oversight.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended March 31, 2007 and $0 for the fiscal year ended March 31, 2006.

     (h) The independent auditors provided the audit committee of the board of the registrant with information regarding fees received by AFBA 5Star Financial, LLC for tax services provided to them that did not directly relate to the operations and financial reporting of the registrant, and, that, in the auditor's professional judgment, did not impair the independence of the auditors.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable because the registrant is not listed.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because the registrant is an open-end investment company.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because the registrant is an open-end investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable because the registrant is an open-end investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               AFBA 5STAR FUND, INC.
            --------------------------------------------------------------------
By (Signature and Title)   /S/ ROBERT E. MORRISON, JR.
                        --------------------------------------------------------
                           Robert E. Morrison, Jr., President
                           (principal executive officer)

Date June 6, 2007
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /S/ ROBERT E. MORRISON, JR.
                           -----------------------------------------------------
                           Robert E. Morrison, Jr., President
                           (principal executive officer)

Date  June 6, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)   /S/ MICHAEL E. HOUCHINS
                           -----------------------------------------------------
                           Michael E. Houchins, Chief Financial Officer
                           (principal financial officer)

Date  June 6, 2007
    ----------------------------------------------------------------------------